Questions & Answers

Balanced Portfolio

Scudder Variable Series I

Q&A

Q What is happening?

A Deutsche Asset Management (“DeAM”), the investment manager for the Scudder funds, has initiated a program to reorganize and merge selected funds within the Scudder fund family.

Q What issue am I being asked to vote on?

A You are being asked to vote on a proposal to merge Balanced Portfolio into Scudder Total Return Portfolio. Both funds are managed by the same portfolio management team and seek to achieve similar investment objectives through similar types of investments.

After carefully reviewing the proposal, your fund’s Board has determined that this action is in the best interests of the fund. The Board unanimously recommends that you vote for this proposal.

Q I am the owner of a variable life insurance policy or a variable annuity contract offered by my insurance company. I am not a shareholder of Balanced Portfolio. Why am I being asked to vote on a proposal for Balanced Portfolio shareholders?

A You have previously directed your insurance company to invest certain proceeds relating to your variable life insurance policy and/or variable annuity contract (each a “Contract”) in Balanced Portfolio. Although you receive the gains, losses and income

Q&A continued

from this investment, your insurance company holds on your behalf any shares corresponding to your investment in Balanced Portfolio. Thus, you are not the “shareholder” of Balanced Portfolio; rather, your insurance company is the shareholder. However, you have the right to instruct your insurance company on how to vote the Balanced Portfolio shares corresponding to your investment through your Contract. It is your insurance company, as the shareholder, that will actually vote the shares corresponding to your investment (likely by executing a proxy card) once it receives instructions from its Contract owners.

The attached Prospectus/Proxy Statement is, therefore, used to solicit voting instructions from you and other owners of Contracts. All persons entitled to direct the voting of shares of Balanced Portfolio, whether or not they are shareholders, are described as voting for purposes of the Prospectus/Proxy Statement. Please see page 1 of the attached Prospectus/Proxy Statement for more details.

Q Why has this proposal been made for my fund?

A The combined fund is expected to pay a lower management fee than Balanced Portfolio. In addition, merging the two funds means that the costs of operating the combined fund are anticipated to be spread across a larger asset base. Finally, DeAM has agreed to cap the expenses of the combined fund at levels lower than the expense ratio currently paid by Balanced Portfolio for approximately three years following the merger. Consequently, the combined fund is expected to have lower total operating expense ratios than Balanced Portfolio.

Q Will I have to pay taxes as a result of the merger?

A The merger is expected to be a tax-free transaction for federal income tax purposes and will not take place unless special tax counsel provides an opinion to that effect. However, if you choose to redeem or exchange your investment by surrendering your Contract or initiating a partial withdrawal, you may be subject to taxes and tax penalties.

Q Upon merger, how will the value of my investment change?

A The aggregate value of your investment will not change as a result of the merger. It is likely, however, that the number of shares owned by your insurance company on your

Q&A continued

behalf will change as a result of the merger because your insurance company’s shares will be exchanged at the net asset value per share of Scudder Total Return Portfolio, which will probably be different from the net asset value per share of Balanced Portfolio.

Q Will any fund pay for the solicitation of voting instructions and legal costs associated with this solicitation?

A No. DeAM will bear these costs.

Q When would the merger take place?

A If approved, the merger would occur on or about May 2, 2005 or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the merger, shareholders whose accounts are affected by the merger (i.e., your insurance company) will receive a confirmation statement reflecting their new account number and the number of shares of Scudder Total Return Portfolio they are receiving. Subsequently, you will be notified of changes to your account information by your insurance company.

Q How can I vote?

A You can vote in any one of three ways:

■	Through the Internet, by going to the website listed on your voting instruction form;

■	By telephone, with a toll-free call to the number listed on your voting instruction form; or

■	By mail, by sending the enclosed voting instruction form, signed and dated, in the enclosed envelope.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your voting instruction form. Whichever method you choose, please take the time to read the full text of the Prospectus/Proxy Statement before you vote.

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Q If I send in my voting instructions now as requested, can I change my vote later?

A Shareholders may revoke proxies, including proxies given by telephone or over the Internet, at any time before they are voted at the special meeting either (i) by sending a written revocation to the Secretary of Balanced Portfolio as explained in the Prospectus/Proxy Statement; (ii) by properly executing a later-dated proxy that is received by the fund at or prior to the special meeting; or (iii) by attending the special meeting and voting in person. Only a shareholder may execute or revoke a proxy. You should consult your insurance company regarding your ability to revoke voting instructions after you have provided them to your insurance company.

Q Whom should I call for additional information about this Prospectus/Proxy Statement?

A Please call Computershare Fund Services, your fund’s proxy solicitor, at 1-877-288-6285.

BALANCED PORTFOLIO

A Message from the Fund’s Chief Executive Officer

March 23, 2005

Dear Investor:

I am writing to you to ask you to instruct your insurance company as to how to vote on an important matter that affects your investment in Balanced Portfolio. You may vote by filling out and signing the enclosed voting instruction form, or by voting by telephone or through the Internet.

We are asking for your vote on the following matter:

Proposal:	Approval of a proposed merger of Balanced Portfolio into Scudder Total Return Portfolio (“Total Return Portfolio”). In this merger, your investment in Balanced Portfolio would, in effect, be exchanged, on a tax-free basis for federal income tax purposes, for an investment in Total Return Portfolio with an equal aggregate net asset value.

The proposed merger is part of a program initiated by Deutsche Asset Management (“DeAM”), the investment manager for the Scudder funds. This program is intended to provide a more streamlined selection of investment options that is consistent with the changing needs of investors. If approved by fund boards and fund shareholders, this program will enable DeAM to:

•	Eliminate redundancies within the Scudder fund family by reorganizing and combining certain funds; and

•	Focus its investment resources on a core set of mutual funds that best meets investor needs.

The Trustees of Balanced Portfolio recommend approval of the merger because they believe it offers fund shareholders the following benefits, among others:

•	A similar investment opportunity in a larger fund with a lower management fee; and

•	A lower expense ratio.

The investment objective and policies of Balanced Portfolio are similar to those of Total Return Portfolio. If the merger is approved, the Board expects that the proposed changes will take effect during the second calendar quarter of 2005.

Included in this booklet is information about the upcoming shareholders’ meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the issue for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on Total Return Portfolio, the specific proposal being considered at the shareholders’ meeting, and why the proposal is being made.

We need your voting instructions and urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed voting instruction form or vote by telephone or through the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your voting instruction form. You may receive more than one voting instruction form. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this Prospectus/Proxy Statement aside for another day. Please don’t. Your prompt return of the enclosed voting instruction form (or voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give to this important matter. If you have questions about the proposal, please call Computershare Fund Services, Balanced Portfolio’s proxy solicitor, at 1-877-288-6285, or contact your insurance company. Thank you for your continued support of Scudder Investments.

Sincerely yours,

Julian F. Sluyters

Chief Executive Officer

Balanced Portfolio

BALANCED PORTFOLIO

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

This is the formal agenda for Balanced Portfolio’s shareholder special meeting. It tells you what matter will be voted on and the time and place of the special meeting.

To the Shareholders of Balanced Portfolio:

A Special Meeting of Shareholders of Balanced Portfolio will be held April 20, 2005 at 9:00 a.m. Eastern time, at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, 27th Floor, New York, New York 10154 (the “Meeting”), to consider the following:

Proposal:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Balanced Portfolio to Scudder Total Return Portfolio (“Total Return Portfolio”), in exchange for shares of Total Return Portfolio and the assumption by Total Return Portfolio of all liabilities of Balanced Portfolio, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Balanced Portfolio in complete liquidation of Balanced Portfolio.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of Balanced Portfolio at the close of business on February 9, 2005 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve the merger is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote AGAINST any such adjournment those proxies to be voted against the proposal.

By order of the Trustees

Dawn-Marie Driscoll (Chair)

Henry P. Becton, Jr.

Keith R. Fox

Louis E. Levy

Jean Gleason Stromberg

Jean C. Tempel

Carl W. Vogt

March 23, 2005

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

AND VOTING INSTRUCTION FORMS

The following general rules for signing proxy cards and voting instruction forms may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card or voting instruction form properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card or voting instruction form.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card or voting instruction form.

3. All Other Accounts: The capacity of the individual signing the proxy card or voting instruction form should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp., John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION

FOR OWNERS OF VARIABLE ANNUITY

OR LIFE INSURANCE CONTRACTS INVESTED IN

BALANCED PORTFOLIO

This document contains a Prospectus/Proxy Statement and a voting instruction form. You can use your voting instruction form to tell your insurance company how to vote on your behalf on an important issue relating to your investment in Balanced Portfolio. If you complete and sign the voting instruction form (or tell your insurance company by telephone or through the Internet how you want it to vote), your insurance company will vote the shares corresponding to your insurance contract exactly as you indicate. If you simply sign the voting instruction form, your insurance company will vote the shares corresponding to your insurance contract in accordance with the Trustees’ recommendation on page 25. If you do not return your voting instruction form or record your voting instructions by telephone or through the Internet, your insurance company will vote your shares in the same proportion as shares for which instructions have been received.

We urge you to review the Prospectus/Proxy Statement carefully and either fill out your voting instruction form and return it by mail or record your voting instructions by telephone or through the Internet. You may receive more than one voting instruction form since several shareholder special meetings are being held as part of the broader restructuring program of the Scudder fund family. If so, please return each one. Your prompt return of the enclosed voting instruction form (or your providing voting instructions by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like your interests to be represented and welcome your comments. Please take a few minutes to read these materials and return your voting instruction form.

If you have any questions, please call Computershare Fund Services, Balanced Portfolio’s proxy solicitor, at the special toll-free number we have set up for you (1-877-288-6285) or contact your insurance company.

PROSPECTUS/PROXY STATEMENT

March 18, 2005

Acquisition of the assets of:	By and in exchange for shares of:

Balanced Portfolio a series of Scudder Variable Series I	Scudder Total Return Portfolio a series of Scudder Variable Series II

Two International Place Boston, MA 02110 (617) 295-2572	222 South Riverside Plaza Chicago, IL 60606 (617) 295-2572

This Prospectus/Proxy Statement is being furnished in connection with the proposed merger of Balanced Portfolio into Scudder Total Return Portfolio (“Total Return Portfolio”). Total Return Portfolio and Balanced Portfolio are referred to herein collectively as the “Funds,” and each is referred to herein individually as a “Fund.” As a result of the proposed merger, each shareholder of Balanced Portfolio will receive a number of full and fractional shares of the corresponding class of Total Return Portfolio equal in value as of the Valuation Time (as defined below on page 25) to the total value of such shareholder’s Balanced Portfolio shares.

Shares of Balanced Portfolio are available exclusively as a pooled funding vehicle for variable life insurance policies and variable annuity contracts (each a “Contract”) offered by the separate accounts, or sub-accounts thereof, of certain life insurance companies (“Participating Insurance Companies”). The Participating Insurance Companies own shares of Balanced Portfolio as depositors for the owners of their respective Contracts (each a “Contract Owner”). Thus, individual Contract Owners are not the “shareholders” of Balanced Portfolio. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. To the extent required to be consistent with the interpretations of voting requirements by the staff of the Securities and Exchange Commission (“SEC”), each Participating Insurance Company will offer to Contract Owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the proposed merger. This Prospectus/Proxy Statement is, therefore, furnished to Contract Owners entitled to give voting instructions with regard to Balanced Portfolio. All persons entitled to direct the voting of shares of Balanced Portfolio, whether or not they are shareholders, are described as voting for purposes of this Prospectus/Proxy Statement. This Prospectus/Proxy Statement, along with the Notice of Special Meeting and the proxy card or voting instruction form, is being mailed to shareholders and Contract Owners on or about March 23, 2005. It explains concisely what you should know before voting on the matter described in this Prospectus/Proxy Statement or investing in Total Return Portfolio, a diversified series of an open-end, registered management investment company. Please read it carefully and keep it for future reference.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i)	the prospectus of Total Return Portfolio, dated May 1, 2004, as supplemented from time to time, relating to Class A shares, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(ii)	the prospectus of Balanced Portfolio, dated May 1, 2004, as supplemented from time to time, relating to Class A shares;

(iii)	the statement of additional information of Balanced Portfolio, dated May 1, 2004, as supplemented from time to time, relating to Class A shares (no other part of the combined statement of additional information is incorporated by reference);

(iv)	the statement of additional information relating to the proposed merger, dated March 18, 2005 (the “Merger SAI”); and

(v)	the financial statements and related report of the independent registered public accounting firm included in Balanced Portfolio’s Annual Report to Shareholders for the fiscal year ended December 31, 2004.

The updated financial highlights for Total Return Portfolio contained in the Annual Report to Shareholders for the fiscal year ended December 31, 2004 are attached to this Prospectus/Proxy Statement as Exhibit B.

You may receive free copies of the Funds’ annual reports, semiannual reports, prospectuses, statements of additional information or the Merger SAI, request other information about a Fund or make inquiries by contacting your insurance company or by calling the corresponding Fund at 1-800-621-1048.

Like shares of Balanced Portfolio, shares of Total Return Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

This document is designed to give you the information you need to vote on the proposal. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact Computershare Fund Services, Balanced Portfolio’s proxy solicitor, at 1-877-288-6285, or contact your insurance company.

Total Return Portfolio is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the SEC. You may review and copy information about the Funds, including the prospectuses and the statements of additional information, at the SEC’s public reference room at 450 Fifth Street, NW, Washington, D.C. You may call the SEC at 1-202-942-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

I. SYNOPSIS

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed merger.

1.	What is being proposed?

The Trustees of Scudder Variable Series I (the “Trust”), of which Balanced Portfolio is a series, are recommending that shareholders approve the transactions contemplated by the Agreement and Plan of Reorganization (as described below in Part IV and the form of which is attached hereto as Exhibit A), which we refer to as a merger of Balanced Portfolio into Total Return Portfolio. If approved by shareholders, all of the assets of Balanced Portfolio will be transferred to Total Return Portfolio solely in exchange for the issuance and delivery to Balanced Portfolio of Class A shares of Total Return Portfolio (“Merger Shares”) with a value equal to the value of Balanced Portfolio’s assets net of liabilities, and for the assumption by Total Return Portfolio of all liabilities of Balanced Portfolio. Immediately following the transfer, the Merger Shares received by Balanced Portfolio will be distributed pro-rata, on a tax-free basis for federal income tax purposes, to each of its shareholders of record.

2.	What will happen to my investment in Balanced Portfolio as a result of the merger?

Your investment in Balanced Portfolio will, in effect, be exchanged for an investment in the same share class of Total Return Portfolio with an equal aggregate net asset value as of the Valuation Time (as defined below on page 25).

3.	Why have the Trustees of the Trust recommended that shareholders approve the merger?

The Trustees believe that the merger may provide shareholders of Balanced Portfolio with the following benefits:

•	Lower Expense Ratio. If the merger is approved, Balanced Portfolio shareholders are expected to benefit from a lower total fund operating expense ratio.

•	Compatible Investment Opportunity. The merger offers shareholders of Balanced Portfolio the opportunity to invest in a substantially larger combined fund with similar investment policies. Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), the investment advisor for the Funds, has advised the Trustees that Balanced Portfolio and Total Return Portfolio have compatible investment objectives and policies. In addition, the Advisor has advised the Trustees that both Funds have the same portfolio management team and follow similar investment processes.

The Trustees of the Trust have concluded that: (1) the merger is in the best interests of Balanced Portfolio, and (2) the interests of the existing shareholders of Balanced

Portfolio will not be diluted as a result of the merger. Accordingly, the Trustees of the Trust recommend approval of the Agreement (as defined below) effecting the merger.

4.	How do the investment goals, policies and restrictions of the two Funds compare?

While not identical, the investment objectives, policies and restrictions of the Funds are similar. Balanced Portfolio seeks a balance of growth and income from a diversified portfolio of equity and fixed income securities. Total Return Portfolio seeks high total return, a combination of income and capital appreciation. Both Funds normally invest approximately 60% of their net assets in common stocks and other equity securities and approximately 40% of their net assets in fixed income securities, including lower-quality debt securities. Balanced Portfolio may, however, invest up to 75% of its net assets in equity securities and up to 50% in fixed income securities, based on the portfolio managers’ evaluation of the relative attractiveness of equity securities as compared to fixed income securities. At all times, Balanced Portfolio invests at least 25% of net assets in fixed income senior securities. Both Funds may invest in foreign securities (for Total Return Portfolio, up to 25% of total assets). Total Return Portfolio follows a flexible investment program, investing in a mix of growth and value stocks of large and small capitalization companies and bonds. Total Return Portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, U.S. government bonds and mortgage- and asset-backed securities. Each Fund’s bond investments normally consist of investment-grade bonds (those in the top four grades of credit quality). However, Total Return Portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB/Ba and below), while Balanced Portfolio could put up to 20% of its total assets in junk bonds.

Both Funds are permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Each Fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Each Fund has elected to be classified as a diversified series of an open-end management investment company. With certain exceptions, a diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer. Please also see Part II—Investment Strategies and Risk Factors—below for a more detailed comparison of the Funds’ investment policies and restrictions.

The following table sets forth a summary of the composition of the investment portfolio of each Fund as of December 31, 2004, and of Total Return Portfolio on a pro forma combined basis, giving effect to the proposed merger as of that date:

Portfolio Composition (as a % of Fund)

Category	Balanced Portfolio	Total Return Portfolio	Total Return Portfolio— Pro Forma Combined(1)
Common Stocks	60%	60%	60%
Fixed Income Holdings	37%	37%	37%
Cash & Cash Equivalents	3%	3%	3%

	100%	100%	100%

(1)	Reflects the blended characteristics of Balanced Portfolio and Total Return Portfolio as of December 31, 2004. The portfolio composition and characteristics of the combined fund will change consistent with its stated investment objective and policies.

5.	How do the management fee ratios and expense ratios of the two Funds compare, and what are they estimated to be following the merger?

The following tables summarize the fees and expenses you may bear directly or indirectly as an investor in the Funds, the expenses that each of the Funds incurred for the year ended December 31, 2004, and the pro forma estimated expense ratios of Total Return Portfolio assuming consummation of the merger as of that date. The information shown below does not reflect charges and fees associated with the separate accounts that invest in the Funds or any Contract for which the Funds are investment options. These charges and fees will increase expenses.

The table immediately below compares the annual management fee schedules of the Funds, expressed as a percentage of net assets. The management fee schedules for Total Return Portfolio reflect the current management fee schedule, as well as reductions that will be effective upon the consummation of the merger. As of December 31, 2004, Total Return Portfolio and Balanced Portfolio had net assets of $654,550,230 and $130,377,260, respectively.

Balanced Portfolio		Total Return Portfolio (pre-merger)		Total Return Portfolio (post-merger)
Average Daily Net Assets	Management Fee	Average Daily Net Assets	Management Fee	Average Daily Net Assets	Management Fee
All Levels	0.475%	All Levels	0.550%	$0-$250 million	0.470%
				$250 million- $1 billion	0.445%
				Over $1 billion	0.410%

As shown below, the merger is expected to result in a lower management fee ratio and total expense ratio for shareholders of Balanced Portfolio. However, there can be no assurance that the merger will result in expense savings.

Annual Fund Operating Expenses

(expenses that are deducted from fund assets)

(as a % of average net assets)

	Management Fee	Distribution/ Service (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses	Less Expense Waiver/ Reimbursements	Net Annual Fund Operating Expenses (after waiver)
Balanced Portfolio
Class A	0.48%	None	0.12%	0.60%	—(1)	0.60%
Total Return Portfolio
Class A	0.55%	None	0.04%	0.59%	—	0.59%
Total Return Portfolio
(Pro forma combined) Class A	0.45%(2)	None	0.06%(3)	0.51%	—(4)	0.51%

(1)	Through April 30, 2006, DeIM has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses to the extent necessary to maintain the Class A shares total operating expenses at 1.00%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.
(2)	Restated to reflect the management fee schedule for Total Return Portfolio that will be effective upon consummation of the merger.
(3)	Other expenses are estimated, accounting for the effect of the merger.
(4)	Through April 30, 2008, DeIM has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses to the extent necessary to maintain the fund’s total operating expenses at 0.51% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that DeAM expects the combined fund to incur in the first year following the merger.

Examples

The following examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same. The examples are hypothetical; your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Balanced Portfolio
Class A	$61	$192	$335	$750
Total Return Portfolio
Class A	$60	$189	$329	$738
Total Return Portfolio
(Pro forma combined)
Class A	$52	$164	$285	$640

6.	What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss is expected to be recognized by Balanced Portfolio or its shareholders as a direct result of the merger. As described above, shares of Balanced Portfolio are available to investors purchasing Contracts funded through the separate accounts of Participating Insurance Companies. As long as these Contracts qualify as annuity contracts under Section 72 of the Internal Revenue Code of 1986, as amended (the “Code”), and Treasury Regulations thereunder, the merger, whether treated as a tax-free transaction or not, will not create any tax liability for Contract Owners. For more information, please see “Information about the Proposed Merger—Federal Income Tax Consequences,” below.

7.	Will my dividends be affected by the merger?

The merger will not result in a change in dividend policy.

8.	Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?

No. The procedures for purchasing and redeeming shares of each Fund, and for exchanging shares of each Fund for shares of other Scudder funds, are identical. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Funds based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to its Contracts. The shares of each Fund are purchased and redeemed at the net asset value of the Fund’s shares next determined after an order in proper form is received. No fee is charged to shareholders when they purchase or redeem shares of the

Funds, nor will a fee be charged to shareholders when they purchase or redeem shares of the combined fund. Please see the Funds’ prospectuses for additional information.

9.	How will I be notified of the outcome of the merger?

If the proposed merger is approved by shareholders, shareholders whose accounts are affected by the merger will receive a confirmation statement reflecting their new account number and the number of shares of Total Return Portfolio they are receiving after the merger is completed. Subsequently, affected Contract Owners will be notified of changes to their account information by their respective Participating Insurance Companies. If the proposed merger is not approved, this result will be noted in the next shareholder report of Balanced Portfolio.

10.	Will the value of my investment change?

The number of shares owned by each Participating Insurance Company will most likely change. However, the total value of your investment in Total Return Portfolio will equal the total value of your investment in Balanced Portfolio at the time of the merger. Even though the net asset value per share of each Fund is likely to be different, the total value of your holdings will not change as a result of the merger.

11.	What percentage of shareholders’ votes is required to approve the merger?

Approval of the merger will require the affirmative vote of (A) 67% or more of the shares of Balanced Portfolio present at the meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (B) more than 50% of the outstanding shares of Balanced Portfolio, whichever is less.

The Trustees of the Trust believe that the proposed merger is in the best interest of Balanced Portfolio. Accordingly, the Trustees recommend that shareholders vote FOR approval of the proposed merger.

II. INVESTMENT STRATEGIES AND RISK FACTORS

What are the main investment strategies and related risks of Total Return Portfolio and how do they compare with those of Balanced Portfolio?

Investment Objectives and Strategies.    As noted above, the Funds have similar investment objectives and are managed by the same portfolio management team.

Total Return Portfolio.    Total Return Portfolio seeks high total return, a combination of income and capital appreciation.

Total Return Portfolio follows a flexible investment program, investing in a mix of growth and value stocks of large and small capitalization companies and bonds. The Advisor employs a team approach to allocate Total Return Portfolio’s assets among the various asset classes.

Total Return Portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, U.S. government bonds and mortgage- and asset-backed securities. Total Return Portfolio normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed income securities, including lower-quality debt securities. Generally, most securities are from U.S. issuers, but Total Return Portfolio may invest up to 25% of total assets in foreign securities.

The Advisor regularly reviews Total Return Portfolio’s investment allocations and will vary them to favor asset classes that, in their judgment, provide the most favorable return outlook consistent with Total Return Portfolio’s investment objective. In deciding how to allocate the Total Return Portfolio’s assets, the Advisor will evaluate projections of risk, market and economic conditions, volatility, yields and expected returns.

The Advisor follows specific strategies in selecting equity and fixed securities for Total Return Portfolio.

Equity securities in Total Return Portfolio generally include “growth” stocks as well as “value” stocks and normally include stocks of both small and large companies.

Growth Stocks.    In choosing these securities, the Advisor primarily invests in U.S. companies that it believes offer the potential for sustainable growth of revenue or earnings and whose market values appear reasonable in light of their business prospects. The Advisor focuses on high quality growth companies that are leaders or potential leaders in their respective industries. The Advisor conducts in-depth company research, examining, among other factors, relative growth rates, innovation, regional and global exposure and management.

Value Stocks.    When selecting value stocks, the Advisor begins by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The Advisor then compares a company’s stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term growth, but are out of favor with the market.

Small Company Stocks.    In selecting stocks of small companies, a quantitative stock valuation model compares each company’s stock price to the company’s earnings, book value, sales and other measures of performance potential. The Advisor also looks for factors that may signal a rebound for a company, whether through a recovery in its markets, a change in business strategy or other factors.

The Advisor believes that by combining techniques used by fundamental value investors with extensive growth and earnings analysis they can minimize investment style bias and ultimately produce a “pure” stock selection process that seeks to add value in any market environment. The Advisor also incorporates technical analysis to capture short-term price changes and evaluate the market’s responsiveness to new information.

Fixed income securities in the portfolio include both investment grade and lower-quality debt securities, and may include securities of both U.S. and non-U.S. (including emerging market) issuers.

U.S. Investment Grade Securities.    In selecting these securities for investment, the Advisor typically:

•	assigns a relative value to each bond, based on creditworthiness, cash flow and price;

•	determines the value of each issue by examining the issuer’s credit quality, debt structure, option value and liquidity risks. The Advisor looks to take advantage of any inefficiencies between this value and market trading price;

•	uses credit analysis to determine the issuer’s ability to fulfill its contracts; and

•	uses a bottom-up approach which subordinates sector weightings to individual bonds that the Advisor believes may add above-market value.

The Advisor generally sells these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by Total Return Portfolio. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

Foreign Debt Securities.    In selecting these securities for investment, the Advisor follows a bottom-up, relative value strategy. The Advisor looks to purchase foreign securities that offer incremental value over U.S. Treasuries. The Advisor invests in a focused fashion, so that it is not simply investing in a basket of all non-U.S. fixed income markets, but instead only those markets that its relative value process has identified as being the most attractive. The Advisor sells securities or exchange currencies when they meet their target price objectives or when the Advisor revises price objectives downward. In selecting emerging market securities, the Advisor also considers short-term factors such as market sentiment, capital flows, and new issue programs.

High Yield Securities.    In selecting these securities for investment, the Advisor:

•	analyzes economic conditions for improving or undervalued sectors and industries;

•	uses independent credit research and on-site management visits to evaluate individual issuers’ debt service, growth rate, and both downgrade and upgrade potential;

•	assesses new issues versus secondary market opportunities; and

•	seeks issues within attractive industry sectors and with strong long-term fundamentals and improving credits.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval.

Other Investments.    Normally, Total Return Portfolio’s bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, Total Return Portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and typically will have higher volatility and risk of default.

Although not one of its principal investment strategies, Total Return Portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, Total Return Portfolio may use futures, currency options and forward currency transactions. Total Return Portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, Total Return Portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, Total Return Portfolio will not be pursuing its investment objective. However, the Advisor may choose not to use these strategies for various reasons, even in very volatile market conditions.

Total Return Portfolio has elected to be classified as a diversified series of an open-end management investment company. With certain exceptions, a diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

Balanced Portfolio.    Balanced Portfolio seeks a balance of growth and income from a diversified portfolio of equity and fixed income securities.

Balanced Portfolio normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed income securities, including lower-quality debt securities. Balanced Portfolio may, however, invest up to 75% of its net assets in equity securities and up to 50% in fixed income securities, based on the portfolio managers’ evaluation of the relative attractiveness of equity securities as compared to fixed income securities. At all times, Balanced Portfolio invests at least 25% of net assets in fixed income senior securities. Balanced Portfolio may invest in foreign securities as well as securities of U.S. issuers.

The Advisor regularly reviews Balanced Portfolio’s investment allocations and will vary them to favor asset classes that, in its judgment, provide the most favorable return outlook consistent with the Balanced Portfolio’s investment objective. In deciding how to allocate Balanced Portfolio’s assets, the Advisor will evaluate projections of risk, market and economic conditions, volatility, yields and expected returns.

The Advisor follows specific strategies in selecting equity and fixed income securities for Balanced Portfolio.

Equity securities in the portfolio generally include “growth” stocks as well as “value” stocks and normally include stocks of both small and large companies.

Growth Stocks.    In choosing these securities, the managers primarily invest in U.S. companies that they believe offer the potential for sustainable growth of revenue or earnings and whose market values appear reasonable in light of their business prospects. The managers focus on high quality growth companies that are leaders or potential leaders in their respective industries. The managers conduct in-depth company research, examining, among other factors, relative growth rates, innovation, regional and global exposure and management.

Value Stocks.    When selecting value stocks, these portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company’s stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

Small Company Stocks.    In selecting stocks of small companies, a quantitative stock valuation model compares each company’s stock price to the company’s earnings, book value, sales and other measures of performance potential. The managers also look for factors that may signal a rebound for a company, whether through a recovery in its markets, a change in business strategy or other factors.

The managers believe that by combining techniques used by fundamental value investors with extensive growth and earnings analysis they can minimize investment style bias and ultimately produce a “pure” stock selection process that seeks to add value in any market environment. The team also incorporates technical analysis to capture short-term price changes and evaluate the market’s responsiveness to new information.

Fixed income securities in the portfolio include both investment grade and lower-quality debt securities, and may include securities of both U.S. and non-U.S. (including emerging market) issuers.

U.S. Investment Grade Securities.    In selecting these securities for investment, the Advisor typically:

•	assigns a relative value to each bond, based on creditworthiness, cash flow and price;

•	determines the value of each issue by examining the issuer’s credit quality, debt structure, option value and liquidity risks. The portfolio managers look to take advantage of any inefficiencies between this value and market trading price;

•	uses credit analysis to determine the issuer’s ability to fulfill its contracts; and

•	uses a bottom-up approach which subordinates sector weightings to individual bonds that the advisor believes may add above-market value.

The Advisor generally sells these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by the portfolio. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

Foreign Debt Securities.    In selecting these securities for investment, the Advisor follows a bottom-up, relative value strategy. The Advisor looks to purchase foreign securities that offer incremental value over U.S. Treasuries. The Advisor invests in a focused fashion, so that it is not simply investing in a basket of all non-U.S. fixed income markets, but instead only those markets that its relative value process has identified as being the most attractive. The Advisor sells securities or exchanges currencies when they meet their target price objectives or when the Advisor revises price objectives downward. In selecting emerging market securities, the Advisor also considers short-term factors such as market sentiment, capital flows, and new issue programs.

High Yield Securities.    In selecting these securities for investment, the Advisor:

•	analyzes economic conditions for improving or undervalued sectors and industries;

•	uses independent credit research and on-site management visits to evaluate individual issuers’ debt service, growth rate, and both downgrade and upgrade potential;

•	assesses new issues versus secondary market opportunities; and

•	seeks issues within attractive industry sectors and with strong long-term fundamentals and improving credits.

Balanced Portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change Balanced Portfolio’s investment objective without seeking shareholder approval.

Other Investments.    Balanced Portfolio’s bond investments are primarily in the top four grades of credit quality. Balanced Portfolio could put up to 20% of total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and typically will have higher volatility and risk of default. Balanced Portfolio may also invest in foreign securities. Balanced Portfolio may also invest up to 15% of its total assets to buy or sell protection on credit exposure.

Balanced Portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Balanced Portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, Balanced Portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, Balanced Portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

Balanced Portfolio has elected to be classified as a diversified series of an open-end management investment company. With certain exceptions, a diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

The portfolio turnover rate for Total Return Portfolio, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the fiscal year ended December 31, 2004 was 131%. The portfolio turnover rate for Balanced Portfolio for the fiscal year ended December 31, 2004 was 138%. While these figures do not reflect a significant difference between the Funds, a higher portfolio turnover rate involves greater brokerage and transaction expenses to a fund.

For a more detailed description of the investment techniques used by Total Return Portfolio and Balanced Portfolio, please see the applicable Fund’s prospectus and statement of additional information.

Primary Risks.    As with any mutual fund, you may lose money by investing in Total Return Portfolio. Certain risks associated with an investment in Total Return Portfolio are summarized below. The risks of an investment in Total Return Portfolio are similar to the risks of an investment in Balanced Portfolio. More detailed descriptions of the risks associated with an investment in Total Return Portfolio can be found in the current prospectus and statement of additional information for Total Return Portfolio.

The value of your investment in Total Return Portfolio will change with changes in the values of the investments held by Total Return Portfolio. A wide array of factors can affect those values. In this summary, we describe the principal risks that may affect Total Return Portfolio’s investments as a whole. Total Return Portfolio could be subject to additional principal risks because the types of investments it makes can change over time.

There are several risk factors that could hurt the performance of Total Return Portfolio, cause you to lose money or cause the performance of Total Return Portfolio to trail that of other investments.

Stock Market Risk.    As with most stock portfolios, an important factor with Total Return Portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments Total Return Portfolio makes and Total Return Portfolio may not be able to get attractive prices for them. An investment in Balanced Portfolio is also subject to this risk.

Industry Risk.    While Total Return Portfolio does not concentrate in any industry, to the extent that Total Return Portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of Total Return Portfolio’s securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence. An investment in Balanced Portfolio is also subject to this risk.

Credit Risk.    A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of junk bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because Total Return Portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced. An investment in Balanced Portfolio is also subject to this risk.

Interest Rate Risk.    Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of Total Return Portfolio’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by Total Return Portfolio may prepay principal earlier than scheduled, forcing Total Return Portfolio to reinvest in lower yielding securities. This prepayment may reduce Total Return Portfolio’s income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing Total Return Portfolio’s duration and reducing the value of such a security. Because Total Return Portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks. An investment in Balanced Portfolio is also subject to this risk.

Derivatives Risk.    Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that Total Return Portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose Total Return Portfolio to the effects of leverage, which could increase Total Return Portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to Total Return Portfolio. An investment in Balanced Portfolio is also subject to this risk.

Securities Lending Risk.    Any loss in the market price of securities loaned by Total Return Portfolio that occurs during the term of the loan would be borne by Total Return Portfolio and would adversely affect Total Return Portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by Total Return Portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. An investment in Balanced Portfolio is also subject to this risk.

Pricing Risk.    At times, market conditions might make it hard to value some investments. For example, if Total Return Portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into Total Return Portfolio. If Total Return Portfolio underestimates their price, you may not receive the full market value for your Total Return Portfolio shares when you sell. An investment in Balanced Portfolio is also subject to this risk.

Value Investing Risk.    As with any investment strategy, the “value” strategy used in managing Total Return Portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the Advisor overestimates the value or return potential of one or more common stocks, Total Return Portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks. An investment in Balanced Portfolio is also subject to this risk.

Small Company Capitalization Risk.    Small company stocks tend to experience steeper price fluctuations—down as well as up—than the stocks of larger companies. A shortage of reliable information—the same information gap that creates opportunity—can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company’s financial resources. Small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company’s shares. An investment in Balanced Portfolio is also subject to this risk.

Foreign Investment Risk.    To the extent that Total Return Portfolio holds the securities of companies based outside the U.S., it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of Total Return Portfolio’s investments or prevent Total Return Portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than the U.S. markets. These risks tend to be greater in emerging markets, so to the extent Total Return Portfolio invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which Total Return Portfolio has invested could decline relative to the value of the U.S. dollar, which would decrease the value of the investment to U.S. investors. An investment in Balanced Portfolio is also subject to this risk.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters (an investment in Balanced Portfolio is also subject to this other risk factor); and

•	the Advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, judged by the Advisor to be of equivalent quality. In addition, the Advisor applies its own credit quality standards to evaluate securities. If a security’s credit quality declines, the Advisor will decide what to do with the security, based on the circumstances and its assessment of what would benefit shareholders most.

Performance Information.    The following information provides some indication of the risks of investing in the Funds. The information shown below does not reflect charges and fees associated with the separate accounts that invest in the Funds or any

Contract for which the Funds are investment options. If it did, performance would be less than that shown. The bar charts show year-to-year changes in the performance of each Fund’s Class A shares. The table following the charts shows how the performance of each Fund compares to that of three broad-based market indices (which, unlike the Funds, do not have any fees or expenses). The performance of the Funds and the indices varies over time. Of course, a Fund’s past performance is not necessarily an indication of future performance.

Calendar Year Total Returns (%)

Total Return Portfolio

Annual Total Returns (%) as of 12/31 each year	Class A

For the periods included in the bar chart:

Best Quarter: 13.32%, Q2, 1997                    Worst Quarter: -9.91%, Q2, 2002

Balanced Portfolio

Annual Total Returns (%) as of 12/31 each year	Class A

For the periods included in the bar chart:

Best Quarter: 15.51%, Q4, 1998                         Worst Quarter: -9.71%, Q2, 2002

Average Annual Total Returns (%) as of 12/31/04

	Past 1 year	Past 5 years	Past 10 years
Total Return Portfolio
Class A	6.64%	-0.47%	8.58%
Index 1 (Reflects no deductions for fees or expenses)	10.88%	-2.30%	12.07%
Index 2 (Reflects no deductions for fees or expenses)	6.30%	-9.29%	9.59%
Index 3 (Reflects no deductions for fees or expenses)	4.34%	7.71%	7.72%

Balanced Portfolio
Class A	6.48%	-0.37%	9.40%
Index 1 (Reflects no deductions for fees or expenses)	10.88%	-2.30%	12.07%
Index 2 (Reflects no deductions for fees or expenses)	6.30%	-9.29%	9.59%
Index 3 (Reflects no deductions for fees or expenses)	4.34%	7.71%	7.72%

Index 1:    The Standard & Poor’s 500 Index (S&P 500) is a capitalization-weighted index of 500 stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2:    The Russell 1000 Growth Index is an unmanaged capitalization-weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted-growth values.

Index 3:    The Lehman Brothers Aggregate Bond Index is an index comprised of approximately 6,000 publicly traded bonds including U.S. Government, mortgage-backed, corporate and yankee bonds with an approximate average maturity of 10 years.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your insurance company or (800) 621-1048 or visit the Scudder website at www.scudder.com.

III. OTHER COMPARISONS BETWEEN THE FUNDS

Advisor, Subadvisor and Portfolio Managers.    DeIM is the investment advisor for each Fund. Under the supervision of the Board of Trustees of each Trust, DeIM, with headquarters at 345 Park Avenue, New York, New York, 10154, makes each Fund’s investment decisions, buys and sells securities for each Fund and conducts research that leads to these purchase and sale decisions. DeIM also is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeIM is a part of DeAM and is an indirect wholly-owned subsidiary of Deutsche Bank AG. Deutsche Asset Management is the marketing name in the United States for the asset management activities of, among others, Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Limited, Deutsche Bank Trust Company Americas and Scudder Trust Company. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Total Return Portfolio’s Board has approved a subadvisory agreement, and Balanced Portfolio’s Board has approved a research and subadvisory agreement, between DeIM and Deutsche Asset Management Investment Services Ltd. (“DeAMIS”). DeAMIS, One Appold Street, London, England, an affiliate of the Advisor, is the subadvisor to each Fund. DeAMIS renders investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of each Fund’s portfolio that is allocated to it by DeIM from time-to-time for management. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. DeAMIS is an indirect, wholly-owned subsidiary of Deutsche Bank AG. DeIM compensates DeAMIS out of the management fee it receives from each Fund.

Each Fund is managed by a team of investment professionals who share responsibility for each Fund’s investment management decisions.

Julie M. Van Cleave, CFA, Managing Director of DeAM, is a Portfolio Manager of each Fund. Ms. Van Cleave joined DeAM and became a Portfolio Manager of the Funds in 2002. Ms. Van Cleave has 18 years of investment industry experience at Mason Street Advisors, as Managing Director and team leader for the large cap management team and holds an MBA from the University of Wisconsin-Madison.

Thomas F. Sassi, Managing Director of DeAM, is a Portfolio Manager of each Fund. Mr. Sassi joined DeAM in 1996 and became a Portfolio Manager of the Funds in 2004. Mr. Sassi has over 32 years of investment industry experience and holds an MBA from Hofstra University.

J. Christopher Gagnier, Managing Director of DeAM, is a Portfolio Manager of each Fund. Mr. Gagnier joined DeAM in 1997 and became a Portfolio Manager of the Funds in 2002. Mr. Gagnier began his investment career in 1979, served as portfolio manager at Paine Webber from 1984 to 1997 and holds an MBA from the University of Chicago.

Andrew P. Cestone, Managing Director of DeAM, is a Portfolio Manager of each Fund. Mr. Cestone is currently Head of Core Plus Fixed Income. Mr. Cestone joined DeAM in 1998 and became a Portfolio Manager of the Funds in 2002. Mr. Cestone began his investment career in 1995, serving as a credit officer at Fleet Bank, from 1995 to 1997. Mr. Cestone also served as an investment analyst at Phoenix Investment Partners from 1997 to 1998.

Arnim S. Holzer, Director of DeAM, is a Portfolio Manager of each Fund. Mr. Holzer joined DeAM in 1999 and became a Portfolio Manager of each Fund in 2004. Mr. Holzer has 18 years of investment industry experience including 3 years managing Emerging Markets Fixed Income, Emerging Markets Equity and Emerging Markets balanced accounts at Deltec Asset Management Corporation and holds an MBA from Fordham University.

Brett Diment, Managing Director of DeAM, is a Portfolio Manager of each Fund. Mr. Diment joined DeAM in 1991, the Total Return Portfolio in 2003 and the Balanced Portfolio in 2004. Mr. Diment began his investment career in 1991, served as Head of Emerging Market Debt for London Fixed Income and was responsible for coordinating research into Continental European markets and managing global fixed income, balanced and cash-based portfolios: London.

Distribution and Service Fees.    Pursuant to a separate Underwriting Agreement for Balanced Portfolio and an Underwriting and Distribution Services Agreement for Total Return Portfolio, Scudder Distributors, Inc. (“SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of DeIM, is the principal underwriter and distributor for the Class A Shares of both Balanced Portfolio and Total Return Portfolio. SDI acts as agent of each Fund in the continuous offering of shares to the separate accounts of Participating Insurance Companies in all states in which the Funds or their respective trusts may from time to time be registered or where permitted by applicable law. Rule 12b-1 plans have not been adopted for Class A shares of either Fund.

Trustees and Officers.    The Trustees of Scudder Variable Series II (of which Total Return Portfolio is a series) are different from those of the Trust (of which Balanced Portfolio is a series). As more fully described in the statement of additional information for Total Return Portfolio, which is available upon request, the following individuals comprise the Board of Trustees of Scudder Variable Series II: John W. Ballantine, Lewis A. Burnham, Donald L. Dunaway, James R. Edgar, Paul K. Freeman, Robert B. Hoffman, William McClayton, Shirley D. Peterson (Chair), William N. Shiebler, Robert H. Wadsworth and John G. Weithers. In addition, the officers of the Trust are the same as those of Scudder Variable Series II, except that Philip J. Collora, Vice President and Assistant Secretary of Scudder Variable Series II, is not an officer of the Trust, and John Millette, Secretary of Scudder Variable Series II, is Vice President and Secretary of the Trust.

Independent Registered Public Accounting Firms (“Auditors”).     PricewaterhouseCoopers LLP serves as Auditor for Balanced Portfolio. Ernst & Young LLP serves as Auditor for Total Return Portfolio.

Charter Documents.    Balanced Portfolio is a series of the Trust, a Massachusetts business trust governed by Massachusetts law. Total Return Portfolio is a series of Scudder Variable Series II, a Massachusetts business trust governed by Massachusetts law. Balanced Portfolio is governed by an Amended and Restated Agreement and Declaration of Trust dated October 24, 1997, as amended from time to time. Total Return Portfolio is governed by an Amended and Restated Declaration of Trust dated January 22, 1987, as amended from time to time. Each charter document is referred to herein as a Declaration of Trust. These charter documents are similar but not identical to one another, and therefore shareholders of the Funds may have different rights. Additional information about each Fund’s Declaration of Trust is provided below.

Shareholders of Balanced Portfolio and Total Return Portfolio have a number of rights in common. Shares of each Fund entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by the applicable Fund or class of shares on matters affecting that particular Fund or class, as determined by its Trustees. For example, a change in a fundamental investment policy for a particular Fund would be voted upon only by shareholders of that Fund, and adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares of each Fund have noncumulative voting rights with respect to the election of Trustees.

Neither Fund is required to hold annual meetings of its shareholders, but meetings of the shareholders shall be called for the purpose of electing Trustees, when required by the applicable Declaration of Trust or to comply with the 1940 Act. The shareholders of Scudder Variable Series II may call a shareholder meeting if the Trustees and the President of the trust fail to call a meeting for thirty days after written application by the holders of at least 25% (or at least 10%, if the purpose of the meeting is to vote to remove a Trustee) of the outstanding shares entitled to vote at such meeting. The President and Secretary (or the Trustees, if for the purpose of removing a Trustee) of the Trust are required to call a meeting of shareholders at the written request of the holders of at least 10% of the outstanding shares entitled to vote at such meeting.

Neither Fund’s shares have conversion, exchange, preemption or appraisal rights. Shares of each Fund are entitled to dividends (if any) as declared by the Trustees, and if a Fund were liquidated, each class of shares of that Fund would receive the net assets of the Fund attributable to said class. Both Funds have the right to redeem, at the then current net asset value, the shares of any shareholder whose account does not exceed a minimum balance designated from time to time by the Trustees. Sale, conveyance, or transfer of the assets of Total Return Portfolio requires the affirmative vote of the shareholders entitled to vote more than 50% of the votes entitled to be cast on the matter. The Trustees of the Trust may merge or consolidate Balanced Portfolio with any other organization, or may sell, lease or exchange all or substantially all of the trust property, without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the acts or obligations of a fund. The Declarations of Trust governing both Total Return Portfolio and Balanced Portfolio, however, disclaim shareholder liability in connection with the applicable Fund’s property or the acts and obligations of the applicable Fund and require (or, in the case of Balanced Portfolio, permit) notice of such disclaimer to be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. Moreover, each Declaration of Trust provides for indemnification out of the property of the applicable Fund for all loss and expense of any shareholder held personally liable by reason of being a shareholder of said Fund, and provides that the Fund may be covered by insurance that the Trustees consider necessary or appropriate.

All consideration received by the applicable trust for the issue or sale of shares of the applicable Fund, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds, including proceeds from sale, exchange or liquidation of assets, are held and accounted for separately from the other assets of said trust and belong irrevocably to said Fund for all purposes, subject only to the rights of creditors.

Scudder Variable Series I (or any series thereof) may be terminated by a written instrument signed by a majority of its Trustees, or by the affirmative vote of the holders of a majority of the shares of the Trust or series outstanding and entitled to vote. Scudder Variable Series II (or any series or class thereof) may be terminated by its Trustees without shareholder consent by written notice to shareholders, or by vote of the holders of more than 50% of the votes of the trust or series or class entitled to vote on the matter. The Declaration of Trust governing Balanced Portfolio may be amended by the vote of the holders of a majority of the shares outstanding and entitled to vote. The Declaration of Trust governing Balanced Portfolio may also be amended by the Trustees without shareholder consent if the Trustees deem it necessary to conform the Declaration of Trust to the requirements of applicable federal or state laws or regulations or the requirements of the Code, or if they determine that such a change does not materially adversely affect the rights of shareholders. The Declaration of Trust governing Total Return Portfolio may be amended by the Trustees when authorized by a vote of the shareholders holding more than 50% of the shares of each series entitled to vote or, where the Trustees determine that the amendment will affect the holders of only certain series or classes, a vote of the holders of more than 50% of the shares entitled to vote of each affected series or class. The Declaration of Trust governing Total Return Portfolio may also be amended by the Trustees without shareholder consent if the purpose of the amendment is to change the name of the Trust or to supply any omission, cure any ambiguity, or cure, correct or supplement any provision which is defective or inconsistent with the 1940 Act or the requirements of the Code.

The voting powers of shareholders of each Fund are substantially similar. However, only the Declaration of Trust governing Balanced Portfolio provides expressly that shareholders have the power to vote to the same extent as the stockholders of a Massachusetts business corporation as to whether a court action, proceeding, or claim should be brought or maintained derivatively or as a class action on behalf of the trust or any series or class thereof or the shareholders. In addition, only the Declaration of Trust governing Total Return Portfolio expressly provides that a majority of the outstanding securities of a series of the Trust, as defined in the 1940 Act, has the power to vote on whether the Trustees may enter into a contract with an investment advisor or manager for that series (although this is currently required by the 1940 Act for all mutual funds). Trustees of Scudder Variable Series I, except for those appointed by the standing Trustees to fill existing vacancies, are to be elected by the shareholders of the trust holding a plurality of the shares voting at a meeting of shareholders. In the event that less than a majority of the Trustees holding office have been elected by shareholders, the Trustees then in office are required to call a shareholders’ meeting for the election of Trustees. Any Trustee of Scudder Variable Series I may be removed at a meeting of shareholders by vote of two-thirds of the outstanding shares of the trust. Except as required by the 1940 Act or as described above, the Trustees of Scudder Variable Series II need not call meetings of the shareholders for the election or reelection of Trustees, or fill vacancies that do not cause the total number of Trustees to fall below three. Such vacancies may be filled by a majority of the standing Trustees or, if deemed appropriate by the Trustees, by a plurality of the shares voted on the matter at a meeting called for such purpose. Any Trustee of Scudder Variable Series II may be removed for cause by a written instrument signed by a majority of the Trustees, or with or without cause by vote of the shareholders entitled to vote more than 50% of the votes entitled to be cast on the matter or by a written consent filed with the custodian of the trust’s portfolio securities and executed by the shareholders entitled to vote more than 50% of the votes entitled to be cast on the matter.

Quorum for a shareholder meeting of Scudder Variable Series I is the presence in person or by proxy of one-third of the shares entitled to vote. Quorum for a shareholder meeting of Scudder Variable Series II is the presence in person or by proxy of at least 30% of all the votes entitled to be cast of each series or class entitled to vote, or, where the vote is in the aggregate and not by series or class, at least 30% of all votes entitled to be cast at the meeting, irrespective of series or class.

The foregoing is a very general summary of certain provisions of the Declarations of Trust governing Balanced Portfolio and Total Return Portfolio. It is qualified in its entirety by reference to the charter documents themselves.

IV. INFORMATION ABOUT THE PROPOSED MERGER

General.    The shareholders of Balanced Portfolio are being asked to approve a merger between Balanced Portfolio and Total Return Portfolio pursuant to an Agreement and Plan of Reorganization between the Funds (the “Agreement”), the form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

The merger is structured as a transfer of all of the assets of Balanced Portfolio to Total Return Portfolio in exchange for the assumption by Total Return Portfolio of all of the liabilities of Balanced Portfolio and for the issuance and delivery to Balanced Portfolio of Merger Shares equal in aggregate value to the net value of the assets transferred to Total Return Portfolio.

After receipt of the Merger Shares, Balanced Portfolio will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of Balanced Portfolio, and the legal existence of Balanced Portfolio as a series of the Trust will be terminated. Each shareholder of Balanced Portfolio will receive a number of full and fractional Merger Shares equal in value as of the Valuation Time (as defined below on page 25) to, the aggregate value of the shareholder’s Balanced Portfolio shares. Such shares will be held in an account with Total Return Portfolio identical in all material respects to the account currently maintained by Balanced Portfolio. Each Participating Insurance Company will then allocate its Merger Shares on a pro-rata basis among the Contract Owners in its Balanced Portfolio separate account (or in sub-accounts thereof). Unless a Contract Owner instructs his or her Participating Insurance Company otherwise, amounts that would have been allocated to Balanced Portfolio under an existing Contract will, following the merger, be allocated to Total Return Portfolio.

Prior to the date of the merger, Balanced Portfolio will sell any investments that are not consistent with the current investment objective, policies and restrictions of Total Return Portfolio, and declare a taxable distribution that, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and net realized capital gains, if any, through the date of the merger. Contract Owners who invest in Balanced Portfolio through a variable annuity contract or variable life insurance policy will not be affected by such distributions as long as the Contracts qualify as annuity contracts under Section 72 of the Code and Treasury Regulations thereunder. DeIM has represented that as of March 4, 2005, Balanced Portfolio did not have any investments that were not consistent with the current investment objective, policies and restrictions of Total Return Portfolio.

The Trustees of the Trust have voted to approve the Agreement and the proposed merger and to recommend that shareholders of Balanced Portfolio also approve the merger. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of (A) 67% or more of the shares of Balanced Portfolio present at the meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (B) more than 50% of the outstanding shares of Balanced Portfolio, whichever is less.

In the event that the merger does not receive the required shareholder approval, each Fund will continue to be managed as a separate fund in accordance with its current investment objectives and policies, and the Trustees of the Trust and of Scudder Variable Series II may consider such alternatives as may be in the best interests of each Fund’s respective shareholders.

Background and Trustees’ Considerations Relating to the Proposed Merger.    DeAM first proposed the merger to the Trustees of Balanced Portfolio in November 2004. The merger was presented to the Trustees and considered by them as part of a broader program initiated by DeAM to consolidate its mutual fund lineup. DeAM advised the Trustees that this initiative was intended to:

•	Eliminate redundancies within the Scudder fund family by reorganizing and merging certain funds; and

•	Focus DeAM’s investment resources on a core set of mutual funds that best meet investor needs.

The Trustees of Balanced Portfolio conducted a thorough review of the potential implications of the merger on Balanced Portfolio’s shareholders. They were assisted in this review by their independent legal counsel. The Trustees met on several occasions to review and discuss the merger, both among themselves and with representatives of DeAM. In the course of their review, the Trustees requested and received substantial additional information.

On March 14, 2005, the Trustees of Balanced Portfolio, including all Trustees who are not “interested persons” of Balanced Portfolio (as defined by the 1940 Act) (“Disinterested Trustees”), approved the terms of the merger. The Trustees have also agreed to recommend that the merger be approved by the Fund’s shareholders.

In determining to recommend that the shareholders of Balanced Portfolio approve the merger, the Trustees considered, among others, the factors described below:

•	The fees and expense ratios of the Funds, including comparisons between the expense ratio of Balanced Portfolio and the estimated operating expense ratio of the combined fund, and between the estimated operating expense ratios of the combined fund and other mutual funds with similar investment objectives. The Trustees noted that the estimated operating expense ratio of Class A of the combined fund is lower than Class A of Balanced Portfolio. The Trustees also considered DeAM’s commitment to cap the combined fund’s operating expenses for approximately a three year period at levels below Balanced Portfolio’s current operating expense ratio. The Trustees also gave extensive consideration to possible economies of scale that might be realized by DeAM in connection with the merger, as well as the other fund combinations included in DeAM’s restructuring proposal. The Trustees concluded that these economies were appropriately reflected in the fee and expense arrangements of Total Return Portfolio, as proposed to be revised upon completion of the merger. The Trustees also concluded that fees and expenses were fair and reasonable based on the anticipated quality of the services to be provided, the current expense ratios of Balanced Portfolio and the operating expense ratios of other mutual funds with similar investment objectives.

•	The terms and conditions of the merger. The Trustees concluded that the merger would not result in the dilution of shareholder interests and that the terms and conditions were fair and reasonable and consistent with industry practice.

•

The compatibility of Balanced Portfolio’s and Total Return Portfolio’s investment objectives, policies, restrictions and portfolios. Based on information provided by DeAM, the Trustees concluded that the investment objectives, policies and restrictions of Balanced Portfolio and Total Return Portfolio were similar and that the securities in Balanced Portfolio’s portfolio were compatible with the securities in Total Return Portfolio’s portfolio. The Trustees also considered that the merger would permit the shareholders of Balanced Portfolio to pursue similar investment goals in a larger fund.

•	The service features available to shareholders of Total Return Portfolio. The Trustees concluded that the services available to shareholders of Total Return Portfolio were substantially similar to those available to shareholders of Balanced Portfolio.

•	The costs to be borne by Balanced Portfolio, Total Return Portfolio and DeAM as a result of the merger. Based on representations by DeAM and the terms of the Agreement and Plan of Reorganization, the Trustees noted that DeAM would bear all expenses associated with the merger, including transaction costs associated with any related repositioning of the Fund’s portfolio.

•	Prospects for the combined fund to attract additional assets. Based on, among other factors, the size of the combined fund and the estimated expense ratio of the combined fund, the Trustees concluded that the combined fund would be more likely to attract additional assets than Balanced Portfolio and enjoy any related economies of scale.

•	The investment performance of Balanced Portfolio and Total Return Portfolio. The Trustees noted that both Funds had similar returns over the one, three and five year periods and that Balanced Portfolio had superior returns over the ten year period.

•	That DeIM has agreed to indemnify Total Return Portfolio against certain liabilities Total Return Portfolio may incur in connection with any litigation or regulatory action related to possible improper market timing or possible improper marketing and sales activity in Total Return Portfolio (see Section VI) so that the likelihood that the combined fund would suffer any loss is considered by Fund management to be remote.

Based on all of the foregoing, the Trustees concluded that Balanced Portfolio’s participation in the merger would be in the best interests of Balanced Portfolio and would not dilute the interests of Balanced Portfolio’s existing shareholders. The Trustees of Balanced Portfolio, including the Disinterested Trustees, unanimously recommend that shareholders of the Fund approve the merger.

Agreement and Plan of Reorganization.    The proposed merger will be governed by the Agreement, the form of which is attached as Exhibit A. The Agreement provides that Total Return Portfolio will acquire all of the assets of Balanced Portfolio solely in exchange for the assumption by Total Return Portfolio of all liabilities of Balanced Portfolio and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The Merger Shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the Funds’ shares are valued for determining net asset value for the merger (4:00 p.m. Eastern time on April 29, 2005, or such other date and time as may be agreed upon by the parties (the “Valuation Time”)). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

Balanced Portfolio will transfer all of its assets to Total Return Portfolio, and in exchange, Total Return Portfolio will assume all liabilities of Balanced Portfolio and deliver to Balanced Portfolio a number of full and fractional Merger Shares having an aggregate net asset value equal to the value of the assets of Balanced Portfolio, less the value of the liabilities of Balanced Portfolio assumed by Total Return Portfolio. Immediately following the transfer of assets on the Exchange Date, Balanced Portfolio will distribute pro rata to its shareholders of record as of the Valuation Time the full and fractional Merger Shares received by Balanced Portfolio, with Merger Shares being distributed to holders of shares of Balanced Portfolio. As a result of the proposed merger, each shareholder of Balanced Portfolio will receive a number of Merger Shares equal in aggregate value at the Valuation Time to the value of the Balanced Portfolio shares surrendered by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of Total Return Portfolio in the name of such Balanced Portfolio shareholders, each account representing the respective number of full and fractional Merger Shares due to the respective shareholder. New certificates for Merger Shares will not be issued.

The Trustees of the Trust and the Trustees of Scudder Variable Series II have determined that the proposed merger is in the best interests of their respective Fund and that the interests of their respective Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement.

The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned (i) by mutual consent of Total Return Portfolio and Balanced Portfolio, (ii) by either party if the merger shall not be consummated by July 1, 2005 or (iii) if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

If shareholders of Balanced Portfolio approve the merger, both Funds agree to coordinate their respective portfolios from the date of the Agreement up to and including the Exchange Date in order that, when the assets of Balanced Portfolio are added to the portfolio of Total Return Portfolio, the resulting portfolio will meet the investment objective, policies and restrictions of Total Return Portfolio.

Except for the trading costs associated with the coordination described above, the fees and expenses for the merger and related transactions are estimated to be $260,756. All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any), the trading costs described above and any other expenses incurred in connection with the consummation of the merger and related transactions contemplated by the Agreement, will be borne by DeAM.

Description of the Merger Shares.    Merger Shares will be issued to Balanced Portfolio’s shareholders in accordance with the Agreement as described above. Merger Shares will be Class A shares of Total Return Portfolio. Merger Shares have the same characteristics as Class A shares of Balanced Portfolio. Merger Shares will be treated as having been purchased on the same date and for the same price as the Balanced Portfolio shares for which they were exchanged. For more information on the characteristics of Merger Shares, please see the Total Return Portfolio prospectus, a copy of which is included with this Prospectus/Proxy Statement.

Under Massachusetts law, shareholders of Total Return Portfolio could, under certain circumstances, be held personally liable for the obligations of Total Return Portfolio. However, Total Return Portfolio’s Declaration of Trust disclaims shareholder liability for the acts or obligations of Total Return Portfolio and provides for indemnification for all losses and expenses of any shareholder held liable for the obligations of Total Return Portfolio. The indemnification and reimbursement discussed in the preceding sentence is to be made only out of the assets of Total Return Portfolio.

Federal Income Tax Consequences.    As a condition to each Fund’s obligation to consummate the merger, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

(i)	the acquisition by Total Return Portfolio of all of the assets of Balanced Portfolio solely in exchange for Merger Shares and the assumption by Total Return Portfolio of all of Balanced Portfolio’s liabilities, followed by the distribution by Balanced Portfolio to its shareholders of Merger Shares in complete liquidation of Balanced Portfolio, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Balanced Portfolio and Total Return Portfolio will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)	under Section 361 of the Code, no gain or loss will be recognized by Balanced Portfolio upon the transfer of Balanced Portfolio’s assets to Total Return Portfolio in exchange for Merger Shares and the assumption of the Balanced Portfolio liabilities by Total Return Portfolio, or upon the distribution of the Merger Shares to Balanced Portfolio’s shareholders in liquidation of Balanced Portfolio;

(iii)	under Section 354 of the Code, no gain or loss will be recognized by shareholders of Balanced Portfolio on the receipt of Merger Shares solely in exchange for shares of Balanced Portfolio;

(iv)	under Section 358 of the Code, the aggregate basis of the Merger Shares received by each Balanced Portfolio shareholder will be the same as the aggregate basis of Balanced Portfolio shares exchanged therefor;

(v)	under Section 1223(1) of the Code, the holding periods of the Merger Shares received by each shareholder of Balanced Portfolio will include the holding periods of Balanced Portfolio shares exchanged therefor, provided that at the time of the reorganization Balanced Portfolio shares are held by such shareholders as a capital asset;

(vi)	under Section 1032 of the Code, Total Return Portfolio will not recognize gain or loss upon the receipt of assets of Balanced Portfolio in exchange for Merger Shares and the assumption by Total Return Portfolio of all of the liabilities of Balanced Portfolio;

(vii)	under Section 362(b) of the Code, the basis of the assets of Balanced Portfolio transferred to Total Return Portfolio in the reorganization will be the same in the hands of Total Return Portfolio as the basis of such assets in the hands of Balanced Portfolio immediately prior to the transfer; and

(viii)	under Section 1223(2) of the Code, the holding periods in the hands of Total Return Portfolio of the assets of Balanced Portfolio transferred to Total Return Portfolio will include the periods during which such assets were held by Balanced Portfolio.

As long as the Contracts qualify as annuity contracts under Section 72 of the Code, and Treasury Regulations thereunder, the merger, whether or not treated as a tax-free reorganization, will not create any tax liability for Contract Owners. Contract Owners who choose to redeem or exchange their investments by surrendering their Contracts or initiating a partial withdrawal, however, may be subject to taxes and a 10% tax penalty. In addition, although it is not expected to affect Contract Owners, as a result of the merger each Fund may lose the benefit of certain tax losses that could have been used to offset or defer future gains of the combined fund.

Total Return Portfolio intends to distribute to Participating Insurance Companies its investment company taxable income and any net realized capital gains. Additional distributions may be made if necessary. All distributions, including dividends and capital gains distributions, will be reinvested in additional shares of Total Return Portfolio. If the Agreement is approved by Balanced Portfolio’s shareholders, Balanced Portfolio will pay its shareholders a distribution of all undistributed net investment income and undistributed realized net capital gains (after reduction by any capital loss carryforwards) prior to the Closing (as defined in the Agreement).

This description of the federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any shareholder or Contract Owner. Shareholders and Contract Owners are urged to consult their own tax advisors as to the specific consequences to them of the merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

Capitalization.    The following table sets forth the unaudited capitalization of each Fund as of December 31, 2004 and of Total Return Portfolio on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:(1)

	Total Return Portfolio	Balanced Portfolio	Pro Forma Adjustments	Total Return Portfolio Pro Forma Combined
Net Assets
Class A Shares	$621,557,263	$130,377,260	$—	$751,934,523
Class B Shares	$32,992,967	$—	$—	$32,992,967

Total Net Assets	$654,550,230	$130,377,260	$—	$784,927,490

Shares Outstanding
Class A Shares	27,789,320	11,143,673	(5,315,454)	33,617,539
Class B Shares	1,477,597	—	—	1,477,597
Net Asset Value Per Share
Class A Shares	$22.37	$11.70	$—	$22.37
Class B Shares	$22.33	$—	$—	$22.33

1)	Assumes the merger had been consummated on December 31, 2004, and is for information purposes only. No assurance can be given as to how many shares of Total Return Portfolio will be received by the shareholders of Balanced Portfolio on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of Total Return Portfolio that actually will be received on or after such date.

Unaudited pro forma combined financial statements of the Funds as of December 31, 2004 and for the twelve-month period then ended, are included in the Merger SAI. Because the Agreement provides that Total Return Portfolio will be the surviving fund following the merger, and because Total Return Portfolio’s investment objective and policies will remain unchanged, the pro forma combined financial statements reflect the transfer of the assets and liabilities of Balanced Portfolio to Total Return Portfolio as contemplated by the Agreement.

The Trustees of the Trust, including the Disinterested Trustees, unanimously recommend approval of the merger.

V. INFORMATION ABOUT VOTING AND THE SPECIAL SHAREHOLDER MEETING

General.    This Prospectus/Proxy Statement is furnished in connection with the proposed merger of Balanced Portfolio into Total Return Portfolio and the solicitation of proxies by and on behalf of the Trustees of the Trust for use at the Special Meeting of Balanced Portfolio shareholders (the “Meeting”). The Meeting is to be held on April 20, 2005 at 9:00 a.m. Eastern time, at the offices of DeIM, 345 Park Avenue, 27th Floor, New York, New York 10154, or at such later time as is made necessary by adjournment. The Notice of the Special Meeting, the combined Prospectus/Proxy Statement and the enclosed form of proxy or voting instruction form are being mailed to investors on or about March 23, 2005.

As of February 9, 2005, Balanced Portfolio had the following shares outstanding:

Share Class	Number of Shares
Class A	10,961,757.515

Only shareholders of record on February 9, 2005 will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

The Trustees of the Trust know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the form of proxy.

Required Vote.    Proxies are being solicited from Balanced Portfolio’s shareholders by the Trust’s Trustees for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the Agreement. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of (A) 67% or more of the shares of Balanced Portfolio present at the meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (B) more than 50% of the outstanding shares of Balanced Portfolio, whichever is less.

Record Date, Quorum and Method of Tabulation.    Shareholders of record of Balanced Portfolio at the close of business on February 9, 2005 (the “Record Date”) will be entitled to vote at the Meeting or any adjournment thereof. The holders of at least one-third of the shares of Balanced Portfolio outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the transaction of business at the Meeting.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by Balanced Portfolio as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum, but will have the effect of a negative vote on the proposal. Shares attributable to amounts retained by each Participating Insurance Company will be voted in the same proportion as voting instructions received from Contract Owners. Accordingly, there are not expected to be any “broker non-votes.”

Share Ownership.    As of February 9, 2005, the officers of and Trustees governing each Fund as a group beneficially owned less than 1% of the outstanding shares of such Fund. To the best of the knowledge of Balanced Portfolio, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of Balanced Portfolio as of such date:

Class	Shareholder Name and Address	Percentage Owned
A	Allmerica Life Ins Co 440 Lincoln St Worcester, MA 01653-0002	33.65%

A	Lincoln Benefit Life Annuity-270 Attn: Accting Financial Control Team 544 Lakeview Pkwy Vernon Hills, IL 60061-1826	14.99%

A	Safeco-130 Mutual Fund Controllers Separate Accounts Accounting 4854 154th Pl NE Redmond, WA 98052-9664	40.46%

To the best of the knowledge of Total Return Portfolio, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Total Return Portfolio as of February 9, 2005:

Class	Shareholder Name and Address	Percentage Owned
A	Allmerica Life SVSII 440 Lincoln St Worcester, MA 01653-0002	31.83%

A	Kemper Investors Life Windy Point II 1600 McConnor Pkwy Schaumburg, IL 60196-6800	47.96%

A	Zurich Destinations Farmers SVSII C/O Kilico Attn: Investment Accounting LL-2W PO Box 19097 Greenville, SC 29602-9097	19.42%

B	The Manufactures Life Ins Co (USA) 500 Boylston St Ste 400 Boston, MA 02116-3739	80.19%

B	Travelers Life & Annuity Company 1 Cityplace Hartford, CT 06103	10.88%

B	Travelers Insurance Company Attn: Shareholder Accounting Unit PO Box 990027 Hartford, CT 06199-0027	8.48%

Solicitation of Proxies.    As discussed above, shares of Balanced Portfolio are offered only to Participating Insurance Companies to fund benefits under their Contracts. Therefore, all shares of Balanced Portfolio are held by separate accounts, or sub-accounts thereof, of various Participating Insurance Companies. These shares are owned by the Participating Insurance Companies as depositors for their respective Contracts issued to individual Contract Owners or to a group (e.g., a defined benefit plan) in which Contract Owners participate. Contract Owners have the right to instruct the Participating Insurance Companies on how to vote the shares related to their interests through their Contracts (i.e., pass-through voting). A Participating Insurance Company must vote the shares of Balanced Portfolio held in its name as directed. In the absence of voting directions on any voting instruction form that is signed and returned, the Participating Insurance Company will vote the interest represented thereby in favor of the proposal. If a Participating Insurance Company does not receive voting instructions for all of the shares of Balanced Portfolio held under the Contracts, it will vote all of the shares in the relevant separate accounts with respect to the proposal, for, against, or abstaining, in the same proportion as the shares of Balanced Portfolio for which it has received instructions from Contract Owners (i.e., echo voting). This Prospectus/Proxy Statement is used to solicit voting instructions from Contract Owners, as well as to solicit proxies from the Participating Insurance Companies and the actual shareholders of Balanced Portfolio. All persons entitled to direct the voting of shares, whether or not they are shareholders, are described as voting for purposes of this Prospectus/Proxy Statement.

In addition to soliciting proxies by mail, certain officers and representatives of Balanced Portfolio, officers and employees of DeAM and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, by telegram or personally.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.

Computershare Fund Services (“Computershare”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $3,500. As the Meeting date approaches, certain shareholders of Balanced Portfolio may receive a telephone call from a representative of Computershare if their votes have not yet been received. Authorization to permit Computershare to execute proxies may be obtained by telephonically or electronically transmitted instructions from shareholders of Balanced Portfolio. Proxies that are obtained telephonically or through the Internet will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name and address, or zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Computershare, then the Computershare representative has the responsibility to explain the process, read the proposal on the proxy card, and ask for the shareholder’s instructions on the proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Prospectus/Proxy Statement. Computershare will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote through the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Prospectus/Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Computershare toll-free at 1-877-288-6285. Any proxy given by a shareholder is revocable until voted at the Meeting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The cost of preparing, printing and mailing the enclosed proxy card and/or voting instruction form and Prospectus/Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for Balanced Portfolio, including any additional solicitation made by letter, telephone or telegraph, will be paid by DeAM.

Revocation of Voting Instructions.    Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Trust at Two International Place, Boston, MA 02110, (ii) by properly executing a later-dated proxy that is received by the Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy. Only a shareholder may execute or revoke a proxy. Contract Owners should consult their Participating Insurance Company regarding their ability to revoke voting instructions after such instructions have been provided to the Participating Insurance Company.

Adjournment.    If sufficient votes in favor of the proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting for a reasonable time after the date set for the original meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal.

VI. REGULATORY AND LITIGATION MATTERS

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of [            ], 2005, by and among Scudder Variable Series II (the “Acquiring Trust”), a Massachusetts business trust, on behalf of Scudder Total Return Portfolio (the “Acquiring Fund”), a separate series of the Acquiring Trust; Scudder Variable Series I (the “Acquired Trust” and, together with the Acquiring Trust, each a “Trust” and collectively the “Trusts”), a Massachusetts business trust, on behalf of Balanced Portfolio (the “Acquired Fund” and, together with the Acquiring Fund, each a “Fund” and collectively the “Funds”); and Deutsche Investment Management Americas Inc. (“DeIM”), investment adviser for the Funds (for purposes of section 10.2 of the Agreement only). The principal place of business of the Acquiring Trust is 222 South Riverside Plaza, Chicago, Illinois 60606. The principal place of business of the Acquired Trust is Two International Place, Boston, Massachusetts 02110.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A voting shares of beneficial interest (no par value) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the Class A shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration For Acquiring Fund Shares, the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1    Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s assets net of any liabilities of the Acquired Fund with respect to the Class A shares of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to the Acquired Trust Board members. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2    The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited statement of assets and liabilities. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3    The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.

1.4    On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5    Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class A Acquiring Fund Shares to be so credited to the Class A Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class A shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.6    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.7    Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.8    All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.	Valuation

2.1    The value of the Assets and the liabilities of the Acquired Fund shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Trust’s Declaration of Trust, as amended, and the Acquiring Fund’s then-current prospectus or statement of additional information, copies of which have been delivered to the Acquired Fund.

2.2    The net asset value of a Class A Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1.

2.3    The number of Class A Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Assets shall be determined by dividing the value of the Assets net of liabilities of a Class A share of the Acquired Fund determined in accordance with section 2.1 by the net asset value of a Class A Acquiring Fund Share determined in accordance with section 2.2.

2.4    All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.	Closing and Closing Date

3.1    The Closing of the transactions contemplated by this Agreement shall be May 2, 2005, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00

a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2    The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3    State Street Bank and Trust Company (“State Street”), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.4    Scudder Investments Service Company (“SISC”), (or its designee) as transfer agent (or subtransfer agent) for the Acquired Fund, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5    In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class A shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6    The liabilities of the Acquired Fund shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to the Acquired Trust’s Board members.

4.	Representations and Warranties

4.1    The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)    The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquired Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with the applicable provisions of the Acquired Trust’s Declaration of Trust. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

(b) The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

(d)    The Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Massachusetts law or of the Acquired Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

(e)    Other than as disclosed on a schedule provided by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)    The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended December 31, 2004, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)    Since December 31, 2004, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

(h)    At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)    For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

(j)    All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquired Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of SISC, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(k)    At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(l)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)    The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc. (the “NASD”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(n)    The current prospectuses and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(o)    The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii)

not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2    The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)    The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquiring Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the applicable provisions of the Acquiring Trust’s Declaration of Trust. The Acquiring Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

(b)    The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)    The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result (i) in violation of Massachusetts law or of the Acquiring Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e)    Other than as disclosed on a schedule provided by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)    The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended December 31, 2004, have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)    Since December 31, 2004, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

(h)    At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)    For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

(j)    All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares;

(k)    The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

(l)    At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

(m)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)    The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o)    The current prospectuses and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(p)    The Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

(q)    The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	Covenants of the Acquiring Fund and the Acquired Fund

5.1    The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds’ normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Acquiring Fund’s prospectus, a copy of which has been delivered to the Acquired Fund.

5.2     Upon reasonable notice, the Acquiring Trust’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3    The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than June 15, 2005.

5.4    The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5     The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.6    Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7     Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Trust will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8    The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.9    The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10    The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.

5.11    As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.12    The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13    The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Trusts, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trusts, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.

5.14    At or immediately prior to the Closing, the Acquired Fund will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

5.15    The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired Fund that it does not wish to acquire because they are not consistent with the current investment strategy of the Acquiring Fund, and the Acquired Fund agrees to dispose of such assets prior to the Closing Date.

6.	Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1    All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2    The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Acquiring Trust’s President or a Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3    The Acquired Fund shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, P.C., in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

(a)    the Acquiring Trust has been formed and is a business trust validly existing under the laws of The Commonwealth of Massachusetts;

(b)    the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Trust’s registration statement under the 1940 Act;

(c)    the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and is a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)    the execution and delivery of the Agreement did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust’s Declaration of Trust, as amended, or By-laws; and

(e)    to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquiring Fund pursuant to section 4.2 of the Agreement, the Acquiring Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund, (ii) the Acquiring Trust is registered as an investment company under the 1940 Act and no stop order suspending the effectiveness of its registration statement has been issued under the 1933 Act and no order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Vedder, Price, Kaufman & Kammholz, P.C. of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

6.4    The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

6.5    The Acquiring Fund shall have adopted a new investment management fee schedule of 0.470% of average daily net assets for the first $250 million in assets, 0.445% of average daily net assets for the next $750 million in assets and 0.410% of average daily assets exceeding $1 billion, and entered into an expense cap agreement with DeIM limiting the expenses of the Class A shares of the Acquiring Fund to 0.51%, excluding certain expenses, for the period commencing May 2, 2005 and ending May 1, 2008, in a form reasonably satisfactory to the Acquired Fund.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1    All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2    The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Trust.

7.3    The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Trust’s President or a Vice President, in a form reasonably satisfactory to the Acquiring Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4    The Acquiring Fund shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(a)    the Acquired Trust has been duly formed and is an existing business trust;

(b)    the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust’s registration statement under the 1940 Act;

(c)    the Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)    the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust’s Declaration of Trust, as amended, or By-laws; and

(e)    to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquired Fund pursuant to section 4.1 of the Agreement, the Acquired Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Fund, (ii) the Acquired Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund’s assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

7.5    The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1    This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust’s Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

8.2    On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3    All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4    The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5    The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its shareholders of Acquiring Fund Shares in complete liquidation of the Acquired Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, the Acquired Fund will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund liabilities by the Acquiring Fund, and the Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of the Acquired Fund; (iii) under Section 354 of the Code, shareholders of the Acquired Fund will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for Acquired Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of the Acquired Fund will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder will include the holding period of the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon the receipt of assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vii) under Section 362(b) of the Code, the basis of the assets of the Acquired Fund transferred to the Acquiring Fund in the reorganization will be the same in the hands of the Acquiring Fund as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer; and (viii) under Section 1223(2) of the Code, the holding periods of the assets of the Acquired Fund transferred to the Acquiring Fund in the reorganization in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of representations it shall request of each of the Acquiring Trust and Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.	Indemnification

9.1    The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2    The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	Fees and Expenses

10.1    Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2    DeIM will bear all the expenses associated with the Reorganization, including any transaction costs payable by the Acquired Fund in connection with sales of certain of its assets, as designated by the Acquiring Fund, in anticipation of the Reorganization.

11.	Entire Agreement

The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.	Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before July 1, 2005, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquiring Fund, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, Attention: David A. Sturms, Esq., and Cathy G. O’Kelly, Esq., or to the Acquired Fund, Two International Place, Boston, Massachusetts, 02110-4103, with a copy to Ropes & Gray LLP, One International Place, Boston, Massachusetts, 02110-2624, Attention: John W. Gerstmayr, or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.	Headings; Counterparts; Assignment; Limitation of Liability

15.1    The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4    References in this Agreement to each Trust mean and refer to the Board members of each Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of The Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which each Trust conducts its business. It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Trusts or the Funds personally, but bind only the respective property of the Funds, as provided in each Trust’s Declaration of Trust. Moreover, no series of either Trust other than the Funds shall be responsible for the obligations of the Trusts hereunder, and all persons shall look only to the assets of the Funds to satisfy the obligations of the Trusts hereunder. The execution and the delivery of this Agreement have been authorized by each Trust’s Board members, on behalf of the applicable Fund, and this Agreement has been signed by authorized officers of each Fund acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the Funds, as provided in each Trust’s Declaration of Trust.

Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Trusts or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5    This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	SCUDDER VARIABLE SERIES II, on behalf of Scudder Total Return Portfolio

Secretary	By: Its:

Attest:	SCUDDER VARIABLE SERIES I, on behalf of Balanced Portfolio

Secretary	By: Its:

AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By: Its:

EXHIBIT B

Updated financial highlights for Total Return Portfolio contained in the Annual Report to Shareholders for the fiscal year ended December 31, 2004

B-1

Financial Highlights

Class A

Years Ended December 31,	2004	2003	2002	2001[a]	2000
Selected Per Share Data
Net asset value, beginning of period	$21.32	$18.66	$22.57	$25.91	$28.82

Income (loss) from investment operations:
Net investment income (loss)[c]	.47	.37	.47	.61	.74
Net realized and unrealized gain (loss) on investment transactions	.93	2.90	(3.81)	(2.20)	(1.40)

Total from investment operations	1.40	3.27	(3.34)	(1.59)	(.66)

Less distributions from:
Net investment income	(.35)	(.61)	(.57)	(.80)	(.90)
Net realized gains on investment transactions	—	—	—	(.95)	(1.35)
Total distributions	(.35)	(.61)	(.57)	(1.75)	(2.25)

Net asset value, end of period	$22.37	$21.32	$18.66	$22.57	$25.91

Total Return (%)	6.64	18.10	(15.17)	(6.09)	(2.63)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	622	667	640	861	851
Ratio of expenses (%)	.59	.59	.58	.58	.61
Ratio of net investment income (loss) (%)	2.18	1.88	2.32	2.63	2.75
Portfolio turnover rate (%)	131[d]	102[d]	140	115	107

a	As required, effective January 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 were included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the ratio of net investment income to average net assets from 2.76% to 2.63%. Per share, ratios and supplemental data for periods prior to January 1, 2001 were not restated to reflect this change in presentation.

b	On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

c	Based on average shares outstanding during the period.

d	The portfolio turnover rate including mortgage dollar roll transactions was 140% and 108% for the periods ended December 31, 2004 and December 31, 2003, respectively.

B-2

Scudder Investments

222 South Riverside Plaza

Chicago, Illinois 60606

(312) 537-7000

For more information please call your Fund’s proxy solicitor,

Computershare Fund Services, at (877) 288-6285.

SBP_14954

FSIII-VA.B

YOUR VOTE IS IMPORTANT!

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PO Box 18011 Hauppauge, NY 11788-8811	BALANCED PORTFOLIO SCUDDER VARIABLE SERIES I PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS 345 Park Avenue, 27th Floor, New York, New York 10154 9:00 a.m., Eastern time, on April 20, 2005	PROXY CARD

The undersigned hereby appoints Daniel O. Hirsch, John Millette and Caroline Pearson, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the ‘Special Meeting’), on the matter set forth in the Notice of Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting.

Receipt of the Notice of Special Meeting and the related Prospectus/Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.
Signature(s) (Title(s), if applicable)
Date	SBP_14954
FSIII-VA.B

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED.

YOUR VOTE IS IMPORTANT!

UNLESS VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example:    ■

VOTE ON PROPOSAL 1:

1.	Approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Balanced Portfolio to Scudder Total Return Portfolio, in exchange for shares of Scudder Total Return Portfolio and the assumption by Scudder Total Return Portfolio of all of the liabilities of Balanced Portfolio and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Balanced Portfolio in complete liquidation of Balanced Portfolio.	FOR ☐	AGAINST ☐	ABSTAIN ☐

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON REVERSE SIDE.

SBP_14954

FSIII-VA.B

STATEMENT OF ADDITIONAL INFORMATION

SCUDDER VARIABLE SERIES II

SCUDDER TOTAL RETURN PORTFOLIO

222 S. Riverside Plaza

Chicago, Illinois 60606

This statement of additional information is not a prospectus, but should be read in conjunction with the Prospectus/Proxy Statement dated March 18, 2005 for the Special Meeting of Shareholders of Balanced Portfolio, a series of Scudder Variable Series I, to be held on April 20, 2005, into which this statement of additional information is hereby incorporated by reference. Copies of the Prospectus/Proxy Statement may be obtained at no charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, (800) 621-1048, or from the firm from which this statement of additional information was obtained and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov). Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Further information about Scudder Total Return Portfolio (“Total Return Portfolio”), a series of Scudder Variable Series II, is contained in Total Return Portfolio’s statement of additional information dated May 1, 2004, as supplemented from time to time, for Class A shares and Class B shares, which is attached to this statement of additional information. The audited financial statements and related independent registered public accounting firm’s report for the Total Return Portfolio contained in the Annual Report for the fiscal year ended December 31, 2004 are incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein.

The unaudited pro forma financial statements, attached hereto, are intended to present the financial condition and related results of operations of the Total Return Portfolio and Balanced Portfolio as if the merger had been consummated on December 31, 2003, except as otherwise indicated.

Further information about the Balanced Portfolio is contained in its statement of additional information dated May 1, 2004, as supplemented from time to time, for Class A and Class B shares. The audited financial statements and related independent registered public accounting firm’s report for the Balanced Portfolio contained in the Annual Report for the fiscal year ended December 31, 2004 are incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein.

The date of this statement of additional information is March 18, 2005.

S – 1

Pro Forma

Portfolio of Investments

as of December 31, 2004

(UNAUDITED)

(See the Notes at the end of the Portfolio of Investments for a list of abbreviations used.)

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)
Common Stocks 60.0%
Consumer Discretionary 7.5%
Auto Components 0.1%
Goodyear Tire & Rubber Co.	5,500	—	5,500	80,630	—	80,630
Tenneco Automotive, Inc.	2,800	17,700	20,500	48,272	305,148	353,420

				128,902	305,148	434,050

Automobiles 0.5%
Harley-Davidson, Inc.	8,700	43,400	52,100	528,525	2,636,550	3,165,075
Monaco Coach Corp.	3,300	16,400	19,700	67,881	337,348	405,229

				596,406	2,973,898	3,570,304

Distributors 0.0%
Handleman Co.	—	2,200	2,200	—	47,256	47,256

Hotels Restaurants & Leisure 1.2%
Alliance Gaming Corp.	5,600	28,300	33,900	77,336	390,823	468,159
Ameristar Casinos, Inc.	1,500	7,600	9,100	64,665	327,636	392,301
California Pizza Kitchen, Inc.	3,100	15,200	18,300	71,300	349,600	420,900
CEC Entertainment, Inc.	2,400	12,100	14,500	95,928	483,637	579,565
International Game Technology	10,500	53,300	63,800	360,990	1,832,454	2,193,444
Jack in the Box, Inc.	200	—	200	7,374	—	7,374
Landry’s Restaurants, Inc.	—	13,800	13,800	—	401,028	401,028
McDonald’s Corp.	12,000	59,900	71,900	384,720	1,920,394	2,305,114
YUM! Brands, Inc.	8,000	40,000	48,000	377,440	1,887,200	2,264,640

				1,439,753	7,592,772	9,032,525

Household Durables 0.1%
American Woodmark Corp.	500	3,100	3,600	21,840	135,408	157,248
Fortune Brands, Inc.	1,500	7,300	8,800	115,770	563,414	679,184

				137,610	698,822	836,432

Internet & Catalog Retail 0.3%
eBay, Inc.	3,300	16,800	20,100	383,724	1,953,504	2,337,228
J. Jill Group, Inc.	—	14,900	14,900	—	221,861	221,861

				383,724	2,175,365	2,559,089

Leisure Equipment & Products 0.1%
Arctic Cat, Inc.	2,200	7,200	9,400	58,344	190,944	249,288
RC2 Corp.	100	11,300	11,400	3,260	368,380	371,640

				61,604	559,324	620,928

Media 1.3%
aQuantive, Inc.	—	7,400	7,400	—	66,156	66,156
Comcast Corp., “A”	9,100	45,600	54,700	298,844	1,497,504	1,796,348
McGraw-Hill Companies, Inc.	4,900	24,600	29,500	448,546	2,251,884	2,700,430
Mediacom Communications Corp., “A”	7,700	25,400	33,100	48,125	158,750	206,875
Omnicom Group, Inc.	5,700	28,800	34,500	480,624	2,428,416	2,909,040
Reader’s Digest Association, Inc.	3,200	32,600	35,800	44,512	453,466	497,978
Salem Communications Corp., “A”	1,200	2,400	3,600	29,940	59,880	89,820
Viacom, Inc., “B”	8,270	41,439	49,709	300,945	1,507,965	1,808,910

				1,651,536	8,424,021	10,075,557

Multiline Retail 1.5%
Family Dollar Stores, Inc.	19,300	95,900	115,200	602,739	2,994,957	3,597,696
Kirkland’s, Inc.	2,400	3,700	6,100	29,496	45,473	74,969
Kohl’s Corp.	3,100	15,500	18,600	152,427	762,135	914,562
May Department Stores Co.	16,400	81,600	98,000	482,160	2,399,040	2,881,200
Target Corp.	13,600	68,600	82,200	706,248	3,562,398	4,268,646

				1,973,070	9,764,003	11,737,073

Specialty Retail 2.2%
Aeropostale, Inc.	1,900	9,500	11,400	55,917	279,585	335,502
Bed Bath & Beyond, Inc.	2,700	13,300	16,000	107,541	529,739	637,280
Cato Corp., “A”	3,000	14,800	17,800	86,460	426,536	512,996

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)
Charlotte Russe Holding, Inc.	4,400	23,100	27,500	44,440	233,310	277,750
Charming Shoppes, Inc.	7,400	33,500	40,900	69,338	313,895	383,233
Dick’s Sporting Goods, Inc.	—	2,300	2,300	—	80,845	80,845
GameStop Corp., “A”	—	2,400	2,400	—	53,664	53,664
Home Depot, Inc.	2,300	11,500	13,800	98,302	491,510	589,812
Limited Brands	19,800	98,500	118,300	455,796	2,267,470	2,723,266
Lowe’s Companies, Inc.	17,600	87,700	105,300	1,013,584	5,050,643	6,064,227
Sherwin-Williams Co.	11,800	58,500	70,300	526,634	2,610,855	3,137,489
Stage Stores, Inc.	1,500	2,800	4,300	62,280	116,256	178,536
Staples, Inc.	7,100	35,900	43,000	239,341	1,210,189	1,449,530
Stein Mart, Inc.	3,700	17,800	21,500	63,122	303,668	366,790
Too, Inc.	3,000	14,700	17,700	73,380	359,562	432,942
Trans World Entertainment Corp.	4,200	4,600	8,800	52,374	57,362	109,736

				2,948,509	14,385,089	17,333,598

Textiles, Apparel & Luxury Goods 0.2%
Cherokee, Inc.	—	600	600	—	21,168	21,168
Guess?, Inc.	4,000	21,000	25,000	50,200	263,550	313,750
Phillips-Van Heusen Corp.	—	1,600	1,600	—	43,200	43,200
Skechers USA, Inc., “A”	4,700	23,200	27,900	60,912	300,672	361,584
Wolverine World Wide, Inc.	—	15,300	15,300	—	480,726	480,726

				111,112	1,109,316	1,220,428

Consumer Staples 5.0%
Beverages 0.6%
Boston Beer Co., Inc., “A”	2,400	4,800	7,200	51,048	102,096	153,144
PepsiCo, Inc.	14,360	72,720	87,080	749,592	3,795,984	4,545,576

				800,640	3,898,080	4,698,720

Food & Staples Retailing 1.1%
Casey’s General Stores, Inc.	3,100	—	3,100	56,265	—	56,265
Nash-Finch Co.	1,300	6,600	7,900	49,088	249,216	298,304
Pantry, Inc.	2,600	12,700	15,300	78,234	382,143	460,377
Wal-Mart Stores, Inc.	17,600	89,100	106,700	929,632	4,706,262	5,635,894
Walgreen Co.	9,800	49,800	59,600	376,026	1,910,826	2,286,852

				1,489,245	7,248,447	8,737,692

Food Products 1.9%
ConAgra Foods, Inc.	19,900	99,200	119,100	586,055	2,921,440	3,507,495
Dean Foods Co.	2,500	12,700	15,200	82,375	418,465	500,840
General Mills, Inc.	14,800	73,400	88,200	735,708	3,648,714	4,384,422
Hershey Foods Corp.	4,300	21,800	26,100	238,822	1,210,772	1,449,594
Kellogg Co.	5,800	29,200	35,000	259,028	1,304,072	1,563,100
Lance, Inc.	800	21,800	22,600	15,224	414,854	430,078
Sara Lee Corp.	24,200	120,100	144,300	584,188	2,899,214	3,483,402

				2,501,400	12,817,531	15,318,931

Household Products 1.3%
Colgate-Palmolive Co.	5,100	25,700	30,800	260,916	1,314,812	1,575,728
Hooker Furniture Corp.	—	8,300	8,300	—	188,410	188,410
Kimberly-Clark Corp.	10,800	54,000	64,800	710,748	3,553,740	4,264,488
Procter & Gamble Co.	13,100	66,300	79,400	721,548	3,651,804	4,373,352

				1,693,212	8,708,766	10,401,978

Personal Products 0.1%
Elizabeth Arden, Inc.	2,500	12,600	15,100	59,350	299,124	358,474

Energy 5.1%
Energy Equipment & Services 1.1%
Baker Hughes, Inc.	9,000	45,100	54,100	384,030	1,924,417	2,308,447
Cal Dive International, Inc.	2,100	10,400	12,500	85,575	423,800	509,375
Nabors Industries Ltd.	7,300	36,800	44,100	374,417	1,887,472	2,261,889
Offshore Logistics, Inc.	—	1,000	1,000	—	32,470	32,470
Schlumberger Ltd.	6,600	33,300	39,900	441,870	2,229,435	2,671,305
Transocean, Inc.	4,300	21,800	26,100	182,277	924,102	1,106,379

				1,468,169	7,421,696	8,889,865

Oil & Gas 4.0%
BP PLC, (ADR)	6,900	34,500	41,400	402,960	2,014,800	2,417,760
Burlington Resources, Inc.	9,200	45,400	54,600	400,200	1,974,900	2,375,100
Callon Petroleum Co.	3,300	9,800	13,100	47,718	141,708	189,426

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)
ChevronTexaco Corp.	9,200	45,700	54,900	483,092	2,399,707	2,882,799
Cimarex Energy Co.	2,000	12,200	14,200	75,800	462,380	538,180
Comstock Resources, Inc.	3,700	18,400	22,100	81,585	405,720	487,305
ConocoPhillips	9,000	44,900	53,900	781,470	3,898,667	4,680,137
Devon Energy Corp.	11,000	56,200	67,200	428,120	2,187,304	2,615,424
EOG Resources, Inc.	5,600	27,800	33,400	399,616	1,983,808	2,383,424
ExxonMobil Corp.	19,800	98,600	118,400	1,014,948	5,054,236	6,069,184
Houston Exploration Co.	1,700	8,500	10,200	95,727	478,635	574,362
Meridian Resource Corp.	—	27,500	27,500	—	166,375	166,375
Overseas Shipholding Group, Inc.	1,600	8,200	9,800	88,320	452,640	540,960
Remington Oil & Gas Corp.	3,200	15,500	18,700	87,200	422,375	509,575
Royal Dutch Petroleum Co., (NY Shares)	9,000	45,000	54,000	516,420	2,582,100	3,098,520
Southwestern Energy Co.	1,300	10,400	11,700	65,897	527,176	593,073
Tesoro Petroleum Corp.	2,300	11,200	13,500	73,278	356,832	430,110
Vintage Petroleum, Inc.	3,500	17,000	20,500	79,415	385,730	465,145
Whiting Petroleum Corp.	2,900	14,200	17,100	87,725	429,550	517,275

				5,209,491	26,324,643	31,534,134

Financials 11.7%
Banks 4.9%
AmSouth Bancorp.	12,800	63,900	76,700	331,520	1,655,010	1,986,530
BancFirst Corp.	—	400	400	—	31,592	31,592
Bank of America Corp.	34,800	173,200	208,000	1,635,252	8,138,668	9,773,920
Banner Corp.	2,900	4,900	7,800	90,451	152,831	243,282
BB&T Corp.	9,000	44,700	53,700	378,450	1,879,635	2,258,085
Capitol Bancorp., Ltd.	—	500	500	—	17,610	17,610
Central Pacific Financial Corp.	—	500	500	—	18,085	18,085
Citizens Banking Corp.	—	2,700	2,700	—	92,745	92,745
CoBiz, Inc.	—	1,200	1,200	—	24,360	24,360
Columbia Banking System, Inc.	—	3,100	3,100	—	77,469	77,469
Community Bank System, Inc.	—	2,500	2,500	—	70,625	70,625
CVB Financial Corp.	3,900	9,000	12,900	103,584	239,040	342,624
Dime Community Bancshares	—	2,200	2,200	—	39,402	39,402
Downey Financial Corp.	—	4,500	4,500	—	256,500	256,500
Fidelity Bancshares, Inc.	600	4,700	5,300	25,656	200,972	226,628
First BanCorp.	1,800	9,300	11,100	114,318	590,643	704,961
First Community Bancorp.	200	2,400	2,600	8,540	102,480	111,020
FirstFed Financial Corp.	2,000	9,200	11,200	103,740	477,204	580,944
Frontier Financial Corp.	300	1,600	1,900	11,583	61,776	73,359
Hanmi Financial Corp.	2,300	7,900	10,200	82,662	283,926	366,588
Harbor Florida Bancshares, Inc.	2,300	6,600	8,900	79,603	228,426	308,029
Independent Bank Corp.	—	1,400	1,400	—	47,250	47,250
Integra Bank Corp.	400	2,200	2,600	9,244	50,842	60,086
MBT Financial Corp.	—	1,300	1,300	—	30,251	30,251
National City Corp.	10,800	53,500	64,300	405,540	2,008,925	2,414,465
National Penn Bancshares, Inc.	—	800	800	—	22,160	22,160
Pacific Capital Bancorp.	—	1,100	1,100	—	37,389	37,389
PNC Financial Services Group	14,300	71,300	85,600	821,392	4,095,472	4,916,864
Prosperity Bancshares, Inc.	—	2,000	2,000	—	58,420	58,420
Provident Bankshares Corp.	600	3,000	3,600	21,822	109,110	130,932
Republic Bancorp., Inc. “A”	—	1,200	1,200	—	30,840	30,840
Republic Bancorp., Inc.	6,700	19,500	26,200	102,376	297,960	400,336
Silicon Valley Bancshares	2,300	11,400	13,700	103,086	510,948	614,034
Southwest Bancorp. of Texas, Inc.	—	3,100	3,100	—	72,199	72,199
Sterling Bancshares, Inc.	4,500	16,900	21,400	64,215	241,163	305,378
Sterling Financial Corp.	2,500	3,700	6,200	98,150	145,262	243,412
SunTrust Banks, Inc.	5,400	27,100	32,500	398,952	2,002,148	2,401,100
Texas Capital Bancshares, Inc.	—	2,300	2,300	—	49,726	49,726
TierOne Corp.	1,600	3,500	5,100	39,760	86,975	126,735
Trustmark Corp.	1,200	5,800	7,000	37,284	180,206	217,490
Umpqua Holdings Corp.	—	3,300	3,300	—	83,193	83,193
United Community Banks, Inc.	—	1,000	1,000	—	26,930	26,930
US Bancorp.	17,800	88,900	106,700	557,496	2,784,348	3,341,844
Wachovia Corp.	12,900	64,000	76,900	678,540	3,366,400	4,044,940
WesBanco, Inc	1,400	3,100	4,500	44,758	99,107	143,865

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)
Westamerica Bancorp.	400	6,400	6,800	23,324	373,184	396,508
WSFS Financial Corp	—	3,800	3,800	—	229,216	229,216

				6,371,298	31,678,623	38,049,921

Capital Markets 1.3%
Bear Stearns Companies, Inc.	4,300	21,400	25,700	439,933	2,189,434	2,629,367
Goldman Sachs Group, Inc.	1,600	8,200	9,800	166,464	853,128	1,019,592
Investment Technology Group, Inc.	3,500	8,000	11,500	70,000	160,000	230,000
Lehman Brothers Holdings, Inc.	2,100	10,600	12,700	183,708	927,288	1,110,996
Merrill Lynch & Co., Inc.	9,300	46,500	55,800	555,861	2,779,305	3,335,166
Morgan Stanley	5,600	28,100	33,700	310,912	1,560,112	1,871,024

				1,726,878	8,469,267	10,196,145

Consumer Finance 0.6%
American Express Co.	12,800	64,800	77,600	721,536	3,652,776	4,374,312

Diversified Financial Services 2.9%
Accredited Home Lenders Holding Co.	1,600	8,400	10,000	79,488	417,312	496,800
ASTA Funding, Inc.	—	5,000	5,000	—	134,200	134,200
Bank Mutual Corp.	—	3,100	3,100	—	37,727	37,727
Chemical Financial Corp.	—	2,200	2,200	—	94,424	94,424
Citigroup, Inc.	36,733	184,299	221,032	1,769,796	8,879,526	10,649,322
F.N.B. Corp.	—	4,100	4,100	—	83,476	83,476
Fannie Mae	6,500	32,500	39,000	462,865	2,314,325	2,777,190
Freddie Mac	6,100	30,400	36,500	449,570	2,240,480	2,690,050
JPMorgan Chase & Co.	23,800	118,300	142,100	928,438	4,614,883	5,543,321

				3,690,157	18,816,353	22,506,510

Insurance 1.3%
AFLAC, Inc.	7,900	39,600	47,500	314,736	1,577,664	1,892,400
Allstate Corp.	9,800	48,600	58,400	506,856	2,513,592	3,020,448
American International Group, Inc.	11,310	56,737	68,047	742,728	3,725,919	4,468,647
American Physicians Capital, Inc.	—	1,000	1,000	—	36,020	36,020
Commerce Group, Inc.	1,000	3,100	4,100	61,040	189,224	250,264
FPIC Insurance Group, Inc.	—	3,200	3,200	—	113,216	113,216
LandAmerica Financial Group, Inc.	400	—	400	21,572	—	21,572
Navigators Group, Inc.	900	1,900	2,800	27,099	57,209	84,308
UICI	—	4,700	4,700	—	159,330	159,330
Zenith National Insurance Corp.	1,300	10,000	11,300	64,792	498,400	563,192

				1,738,823	8,870,574	10,609,397

Real Estate 0.7%
American Financial Realty Trust, (REIT)	3,000	6,400	9,400	48,540	103,552	152,092
Amli Residential Properties Trust, (REIT)	1,100	4,700	5,800	35,200	150,400	185,600
Bedford Property Investors, Inc., (REIT)	—	2,600	2,600	—	73,866	73,866
CarrAmerica Realty Corp., (REIT)	1,400	7,000	8,400	46,200	231,000	277,200
Colonial Properties Trust, (REIT)	100	2,400	2,500	3,927	94,248	98,175
Commercial Net Lease Realty, (REIT)	1,900	7,200	9,100	39,140	148,320	187,460
Cornerstone Realty Income Trust, Inc., (REIT)	—	4,900	4,900	—	48,902	48,902
Corporate Office Properties Trust, (REIT)	1,300	6,700	8,000	38,155	196,645	234,800
Cousins Properties, Inc., (REIT)	1,100	4,600	5,700	33,297	139,242	172,539
EastGroup Properties, Inc., (REIT)	400	1,800	2,200	15,328	68,976	84,304
Essex Property Trust, Inc., (REIT)	600	2,900	3,500	50,280	243,020	293,300
FelCor Lodging Trust, Inc., (REIT)	2,700	9,300	12,000	39,555	136,245	175,800
Gables Residential Trust, (REIT)	1,000	5,100	6,100	35,790	182,529	218,319
Glenborough Realty Trust, Inc., (REIT)	400	3,600	4,000	8,512	76,608	85,120
Glimcher Realty Trust, (REIT)	600	3,200	3,800	16,626	88,672	105,298
Healthcare Realty Trust, Inc., (REIT)	1,200	5,900	7,100	48,840	240,130	288,970
Heritage Property Investment Trust, (REIT)	1,100	4,700	5,800	35,299	150,823	186,122
Highwoods Properties, Inc., (REIT)	1,600	8,100	9,700	44,320	224,370	268,690

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)
Jones Lang LaSalle, Inc.	—	1,000	1,000	—	37,410	37,410
Kilroy Realty Corp., (REIT)	600	4,300	4,900	25,650	183,825	209,475
Kramont Realty Trust, (REIT)	—	1,000	1,000	—	23,400	23,400
Lexington Corporate Properties Trust, (REIT)	1,700	8,400	10,100	38,386	189,672	228,058
LTC Properties, Inc., (REIT)	—	1,300	1,300	—	25,883	25,883
Nationwide Health Properties, Inc., (REIT)	1,900	9,500	11,400	45,125	225,625	270,750
Newcastle Investment Corp., (REIT)	1,200	6,100	7,300	38,136	193,858	231,994
Novastar Financial, Inc., (REIT)	600		600	29,700		29,700
OMEGA Healthcare Investors, Inc., (REIT)	—	2,500	2,500	—	29,500	29,500
Parkway Properties, Inc., (REIT)	500	3,100	3,600	25,375	157,325	182,700
Prentiss Properties Trust, (REIT)	—	2,600	2,600	—	99,320	99,320
Senior Housing Properties Trust, (REIT)	2,000	9,700	11,700	37,880	183,718	221,598
Sun Communities, Inc., (REIT)	800	4,100	4,900	32,200	165,025	197,225
Town & Country Trust, (REIT)	—	1,200	1,200	—	33,156	33,156
Trammell Crow Co.	1,900	3,200	5,100	34,409	57,952	92,361
Urstadt Biddle Properties, “A”, (REIT)	—	1,200	1,200	—	20,460	20,460
Washington Real Estate Investment Trust, (REIT)	1,300	6,200	7,500	44,031	209,994	254,025

				889,901	4,433,671	5,323,572

Health Care 9.8%
Biotechnology 1.4%
Amgen, Inc.	2,800	14,100	16,900	179,620	904,515	1,084,135
Biogen Idec, Inc.	4,900	24,900	29,800	326,389	1,658,589	1,984,978
deCODE genetics, Inc.	800	11,900	12,700	6,248	92,939	99,187
Enzon Pharmaceuticals, Inc.	4,000	19,300	23,300	54,880	264,796	319,676
Genentech, Inc.	14,000	70,500	84,500	762,160	3,838,020	4,600,180
Gilead Sciences, Inc.	12,400	63,000	75,400	433,876	2,204,370	2,638,246
Regeneron Pharmaceuticals, Inc.	4,300	13,200	17,500	39,603	121,572	161,175
Third Wave Technologies	4,900	24,300	29,200	42,140	208,980	251,120

				1,844,916	9,293,781	11,138,697

Health Care Equipment & Supplies 2.4%
Align Technology, Inc.	3,900	19,600	23,500	41,925	210,700	252,625
Alliance Imaging, Inc.	—	9,300	9,300	—	104,625	104,625
Baxter International, Inc.	31,000	154,600	185,600	1,070,740	5,339,884	6,410,624
Biosite, Inc.	1,000	5,100	6,100	61,540	313,854	375,394
Boston Scientific Corp.	8,800	44,000	52,800	312,840	1,564,200	1,877,040
C.R. Bard, Inc.	3,500	17,600	21,100	223,930	1,126,048	1,349,978
Closure Medical Corp.	—	5,900	5,900	—	115,050	115,050
Haemonetics Corp.	2,300	11,500	13,800	83,283	416,415	499,698
Hospira, Inc.	1,320	6,450	7,770	44,220	216,075	260,295
Medtronic, Inc.	8,900	44,300	53,200	442,063	2,200,381	2,642,444
Palomar Medical Technologies, Inc.	800	5,000	5,800	20,856	130,350	151,206
PolyMedica Corp.	1,700	8,700	10,400	63,393	324,423	387,816
VISX, Inc.	715	7,009	7,724	18,497	181,323	199,820
Waters Corp.	3,600	17,800	21,400	168,444	832,862	1,001,306
Zimmer Holdings, Inc.	7,200	36,300	43,500	576,864	2,908,356	3,485,220

				3,128,595	15,984,546	19,113,141

Health Care Providers & Services 1.2%
Allscripts Healthcare Solutions, Inc.	—	10,500	10,500	—	112,035	112,035
Amedisys, Inc.	2,100	10,600	12,700	68,019	343,334	411,353
Centene Corp.	2,800	13,600	16,400	79,380	385,560	464,940
Cerner Corp.	1,300	6,000	7,300	69,121	319,020	388,141
Chemed Corp.	1,200	6,000	7,200	80,532	402,660	483,192
Genesis HealthCare Corp.	—	1,100	1,100	—	38,533	38,533
Healthcare Service Group, Inc.	—	1,800	1,800	—	37,512	37,512
IDX Systems Corp.	2,000	9,800	11,800	68,920	337,708	406,628
Lifeline Systems, Inc.	800	2,800	3,600	20,608	72,128	92,736
MedCath Corp.	3,000	8,600	11,600	73,920	211,904	285,824

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)
Merge Technologies, Inc.	2,400	6,500	8,900	53,400	144,625	198,025
Option Care, Inc.	3,300	16,500	19,800	56,727	283,635	340,362
PDI, Inc.	1,500	7,700	9,200	33,420	171,556	204,976
RehabCare Group, Inc.	1,000	5,200	6,200	27,990	145,548	173,538
Res-Care, Inc.	4,100	20,500	24,600	62,402	312,010	374,412
SFBC International, Inc.	1,600	7,800	9,400	63,200	308,100	371,300
UnitedHealth Group, Inc.	9,400	47,100	56,500	827,482	4,146,213	4,973,695

				1,585,121	7,772,081	9,357,202

Pharmaceuticals 4.8%
Abbott Laboratories	25,800	129,600	155,400	1,203,570	6,045,840	7,249,410
Alpharma, Inc., “A”	3,400	16,900	20,300	57,630	286,455	344,085
Bone Care International, Inc.	—	2,300	2,300		64,055	64,055
Bristol-Myers Squibb Co.	32,300	160,400	192,700	827,526	4,109,448	4,936,974
Connetics Corp.	2,600	12,700	15,300	63,154	308,483	371,637
Eli Lilly & Co.	4,100	20,800	24,900	232,675	1,180,400	1,413,075
First Horizon Pharmaceutical Corp.	1,600	7,600	9,200	36,624	173,964	210,588
Johnson & Johnson	25,616	129,666	155,282	1,624,567	8,223,417	9,847,984
Kos Pharmaceuticals, Inc.	1,100	5,700	6,800	41,404	214,548	255,952
Noven Pharmaceuticals, Inc.	2,500	13,400	15,900	42,650	228,604	271,254
Perrigo Co.	4,100	20,300	24,400	70,807	350,581	421,388
Pfizer, Inc.	45,150	226,475	271,625	1,214,083	6,089,913	7,303,996
Pharmion Corp.	600	—	600	25,326	—	25,326
POZEN, Inc.	4,900	22,100	27,000	35,623	160,667	196,290
Rigel Pharmaceuticals, Inc.	900	7,500	8,400	21,978	183,150	205,128
United Therapeutics Corp.	1,400	8,900	10,300	63,210	401,835	465,045
USANA Health Sciences, Inc.	—	1,400	1,400		47,880	47,880
Valeant Pharmaceuticals International	2,700	13,600	16,300	71,145	358,360	429,505
Wyeth	13,100	65,300	78,400	557,929	2,781,127	3,339,056

				6,189,901	31,208,727	37,398,628

Industrials 6.5%
Aerospace & Defense 1.2%
DRS Technologies, Inc.	—	1,800	1,800	—	76,878	76,878
HEICO Corp.	3,400	5,600	9,000	76,806	126,504	203,310
Honeywell International, Inc.	23,500	117,000	140,500	832,135	4,142,970	4,975,105
Teledyne Technologies, Inc.	—	4,500	4,500	—	132,435	132,435
United Technologies Corp.	6,800	34,000	40,800	702,780	3,513,900	4,216,680

				1,611,721	7,992,687	9,604,408

Air Freight & Logistics 0.3%
FedEx Corp.	4,500	22,500	27,000	443,205	2,216,025	2,659,230
Airlines 0.1%
America West Holdings Corp., “B”	7,800	—	7,800	51,324	—	51,324
Frontier Airlines, Inc.	3,800	19,200	23,000	43,358	219,072	262,430
Pinnacle Airlines Corp.	—	20,500	20,500	—	285,770	285,770

				94,682	504,842	599,524

Commercial Services & Supplies 1.1%
Avery Dennison Corp.	7,700	38,400	46,100	461,769	2,302,848	2,764,617
Brady Corp., “A”	1,500	4,000	5,500	93,855	250,280	344,135
Bright Horizons Family Solutions, Inc.	—	500	500	—	32,380	32,380
Coinstar, Inc.	2,400	11,800	14,200	64,392	316,594	380,986
Duratek, Inc.	3,000	6,700	9,700	74,730	166,897	241,627
Electro Rent Corp.	—	1,800	1,800	—	25,614	25,614
Euronet Worldwide, Inc.	2,200	10,900	13,100	57,244	283,618	340,862
Heidrick & Struggles International, Inc.	800	2,500	3,300	27,416	85,675	113,091
Navigant Consulting, Inc.	2,700	13,500	16,200	71,820	359,100	430,920
NCO Group, Inc.	2,700	11,500	14,200	69,795	297,275	367,070
NuCo2, Inc.	3,000	13,700	16,700	66,570	304,003	370,573
Pitney Bowes, Inc.	9,700	48,200	57,900	448,916	2,230,696	2,679,612
Stewart Enterprises, Inc., “A”	8,300	19,100	27,400	58,017	133,509	191,526
TeleTech Holdings, Inc.	5,100	25,200	30,300	49,419	244,188	293,607
Ventiv Health, Inc.	2,000	9,800	11,800	40,640	199,136	239,776

				1,584,583	7,231,813	8,816,396

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)
Construction & Engineering 0.1%
Dycom Industries, Inc.	2,500	12,500	15,000	76,300	381,500	457,800
Perini Corp.	4,000	20,100	24,100	66,760	335,469	402,229

				143,060	716,969	860,029

Electrical Equipment 0.4%
Artesyn Technologies, Inc.	4,600	22,700	27,300	51,980	256,510	308,490
Emerson Electric Co.	7,600	37,800	45,400	532,760	2,649,780	3,182,540

				584,740	2,906,290	3,491,030

Industrial Conglomerates 2.5%
3M Co.	3,500	17,800	21,300	287,245	1,460,846	1,748,091
Blount International, Inc.	—	2,300	2,300	—	40,066	40,066
General Electric Co.	65,600	328,900	394,500	2,394,400	12,004,850	14,399,250
Textron, Inc.	8,000	39,700	47,700	590,400	2,929,860	3,520,260
Tredegar Corp.	—	5,600	5,600	—	113,176	113,176

				3,272,045	16,548,798	19,820,843

Machinery 0.5%
Actuant Corp., “A”	700	5,800	6,500	36,505	302,470	338,975
Astec Industries, Inc.	3,500	17,500	21,000	60,235	301,175	361,410
Caterpillar, Inc.	2,000	10,100	12,100	195,020	984,851	1,179,871
Kennametal, Inc.	2,100	10,500	12,600	104,517	522,585	627,102
Sauer-Danfoss, Inc.	2,500	4,600	7,100	54,525	100,326	154,851
Terex Corp.	2,000	10,100	12,100	95,300	481,265	576,565
The Manitowoc Co., Inc.	2,100	10,600	12,700	79,065	399,090	478,155
Wabash National Corp.	2,300	11,300	13,600	61,939	304,309	366,248
Wabtec Corp.	—	2,200	2,200	—	46,904	46,904

				687,106	3,442,975	4,130,081

Marine 0.1%
Kirby Corp.	2,300	11,300	13,600	102,074	501,494	603,568

Road & Rail 0.1%
Knight Transportation, Inc.	3,300	16,400	19,700	81,840	406,720	488,560
Old Dominion Freight Line, Inc.	1,800	13,000	14,800	62,640	452,400	515,040

				144,480	859,120	1,003,600

Trading Companies & Distributors 0.1%
United Rentals, Inc.	3,200	15,800	19,000	60,480	298,620	359,100
WESCO International, Inc.	2,100	10,400	12,500	62,244	308,256	370,500

				122,724	606,876	729,600

Information Technology 11.1%
Communications Equipment 1.3%
Aspect Communications Corp.	3,200	16,400	19,600	35,648	182,696	218,344
Belden CDT, Inc.	1,800	—	1,800	41,760	—	41,760
Cisco Systems, Inc.	28,800	142,900	171,700	555,840	2,757,970	3,313,810
CommScope, Inc.	2,200	16,200	18,400	41,580	306,180	347,760
Digi International, Inc.	—	2,800	2,800	—	48,132	48,132
Ditech Communications Corp.	900	—	900	13,455	—	13,455
Nokia Oyj, (ADR)	36,200	180,100	216,300	567,254	2,822,167	3,389,421
QUALCOMM, Inc.	11,800	60,000	71,800	500,320	2,544,000	3,044,320

				1,755,857	8,661,145	10,417,002

Computers & Peripherals 2.3%
Dell, Inc.	7,000	35,400	42,400	294,980	1,491,756	1,786,736
EMC Corp.	41,200	208,000	249,200	612,644	3,092,960	3,705,604
Hewlett-Packard Co.	27,700	137,700	165,400	580,869	2,887,569	3,468,438
Intergraph Corp.	2,200	14,100	16,300	59,246	379,713	438,959
International Business Machines Corp.	13,500	67,700	81,200	1,330,830	6,673,866	8,004,696
Komag, Inc.	—	15,800	15,800	—	296,724	296,724
PalmOne, Inc.	1,300	—	1,300	41,015	—	41,015
Tyler Technologies, Inc.	2,900	10,500	13,400	24,244	87,780	112,024

				2,943,828	14,910,368	17,854,196

Electronic Equipment & Instruments 0.2%
Agilysys, Inc.	3,100	15,600	18,700	53,134	267,384	320,518
BEI Technologies, Inc.	1,800	9,300	11,100	55,584	287,184	342,768

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)
Keithley Instruments, Inc.	—	3,300	3,300	—	65,010	65,010
LeCroy Corp.	2,900	14,900	17,800	67,686	347,766	415,452
Rofin-Sinar Technologies, Inc.	1,700	8,600	10,300	72,165	365,070	437,235
X-Rite, Inc.	4,600	12,000	16,600	73,646	192,120	265,766

				322,215	1,524,534	1,846,749

Internet Software & Services 0.2%
Digital River, Inc.	1,100	5,600	6,700	45,771	233,016	278,787
DoubleClick, Inc.	4,800	23,700	28,500	37,344	184,386	221,730
EarthLink, Inc.	3,500	20,100	23,600	40,320	231,552	271,872
eSPEED, Inc., “A”	2,900	14,600	17,500	35,873	180,602	216,475
F5 Networks, Inc.	1,000	4,900	5,900	48,720	238,728	287,448
InfoSpace, Inc.	800	3,700	4,500	38,040	175,935	213,975
Openwave Systems, Inc.	2,700	—	2,700	41,742	—	41,742
S1 Corp.	—	3,500	3,500	—	31,710	31,710

				287,810	1,275,929	1,563,739

IT Consulting & Services 1.3%
Accenture Ltd., “A”	11,600	58,800	70,400	313,200	1,587,600	1,900,800
Automatic Data Processing, Inc.	14,200	70,700	84,900	629,770	3,135,545	3,765,315
CSG Systems International, Inc.	3,200	15,900	19,100	59,840	297,330	357,170
eFunds Corp.	—	7,200	7,200	—	172,872	172,872
Fiserv, Inc.	10,800	54,300	65,100	434,052	2,182,317	2,616,369
Paychex, Inc.	4,400	22,300	26,700	149,952	759,984	909,936
Sapient Corp.	3,700	18,400	22,100	29,267	145,544	174,811

				1,616,081	8,281,192	9,897,273

Office Electronics 0.0%
CompX International, Inc.	300	—	300	4,959	—	4,959

Semiconductors & Semiconductor Equipment 2.8%
ADE Corp.	2,000	10,200	12,200	37,440	190,944	228,384
Applied Materials, Inc.	28,600	142,100	170,700	489,060	2,429,910	2,918,970
Axcelis Technologies, Inc.	—	33,700	33,700	—	273,981	273,981
Diodes, Inc.	2,200	11,300	13,500	49,786	255,719	305,505
Integrated Device Technology, Inc.	4,500	23,400	27,900	52,020	270,504	322,524
Intel Corp.	64,200	321,200	385,400	1,501,638	7,512,868	9,014,506
Kulicke & Soffa Industries, Inc.	4,200	21,200	25,400	36,204	182,744	218,948
Linear Technology Corp.	9,600	48,600	58,200	372,096	1,883,736	2,255,832
LTX Corp.	—	24,300	24,300	—	186,867	186,867
Micrel, Inc.	4,100	21,300	25,400	45,182	234,726	279,908
Microsemi Corp.	3,200	15,900	19,100	55,552	276,024	331,576
OmniVision Technologies, Inc.	2,400	12,400	14,800	44,040	227,540	271,580
Photronics, Inc.	2,600	14,200	16,800	42,900	234,300	277,200
Silicon Image, Inc.	3,000	14,900	17,900	49,380	245,254	294,634
Siliconix, Inc.	1,100	1,600	2,700	40,139	58,384	98,523
Standard Microsystems Corp.	2,300	11,600	13,900	41,009	206,828	247,837
Supertex, Inc.	—	900	900	—	19,530	19,530
Texas Instruments, Inc.	28,100	140,400	168,500	691,822	3,456,648	4,148,470

				3,548,268	18,146,507	21,694,775

Software 3.0%
Adobe Systems, Inc.	1,700	8,400	10,100	106,658	527,016	633,674
Ansoft Corp.	2,700	11,500	14,200	54,540	232,300	286,840
Aspen Technology, Inc.	1,200	24,000	25,200	7,452	149,040	156,492
Borland Software Corp.	1,300	24,400	25,700	15,184	284,992	300,176
Electronic Arts, Inc.	8,100	40,700	48,800	499,608	2,510,376	3,009,984
Embarcadero Technologies, Inc.	4,900	24,200	29,100	46,109	227,722	273,831
Epicor Software Corp.	3,600	19,000	22,600	50,724	267,710	318,434
EPIQ Systems, Inc.	3,600	14,800	18,400	52,704	216,672	269,376
FactSet Research Systems, Inc.	—	1,800	1,800	—	105,192	105,192
Internet Security Systems, Inc.	1,600	7,800	9,400	37,200	181,350	218,550
Interwoven, Inc.	2,100	15,200	17,300	22,848	165,376	188,224
Intuit, Inc.	4,800	24,200	29,000	211,248	1,065,042	1,276,290
Kronos, Inc.	1,500	7,300	8,800	76,695	373,249	449,944
Macrovision Corp.	2,400	6,700	9,100	61,728	172,324	234,052
Microsoft Corp.	73,400	369,200	442,600	1,960,514	9,861,332	11,821,846
MicroStrategy, Inc.	—	22	22	—	1,326	1,326

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)
Oracle Corp.	20,300	102,700	123,000	278,516	1,409,044	1,687,560
Quest Software, Inc.	—	2,200	2,200	—	35,090	35,090
SeaChange International, Inc.	2,400	11,900	14,300	41,856	207,536	249,392
Sonic Solutions	1,300	14,700	16,000	29,172	329,868	359,040
SS&C Technologies, Inc.	2,200	11,000	13,200	45,430	227,150	272,580
Symantec Corp.	11,400	57,600	69,000	293,664	1,483,776	1,777,440

				3,891,850	20,033,483	23,925,333

Materials 2.4%
Chemicals 1.2%
Air Products & Chemicals, Inc.	9,600	47,700	57,300	556,512	2,765,169	3,321,681
Albermarle Corp.	—	1,400	1,400	—	54,194	54,194
Compass Minerals International, Inc.	3,300	15,700	19,000	79,959	380,411	460,370
Dow Chemical Co.	5,800	28,900	34,700	287,158	1,430,839	1,717,997
Ecolab, Inc.	8,100	40,800	48,900	284,553	1,433,304	1,717,857
FMC Corp.	2,000	9,700	11,700	96,600	468,510	565,110
Georgia Gulf Corp.	1,800	9,100	10,900	89,640	453,180	542,820
Octel Corp.	3,200	15,200	18,400	66,592	316,312	382,904
Terra Industries, Inc.	6,700	33,200	39,900	59,496	294,816	354,312
W.R. Grace & Co.	3,600	17,800	21,400	48,996	242,258	291,254

				1,569,506	7,838,993	9,408,499

Containers & Packaging 0.4%
Crown Holdings, Inc.	2,800	—	2,800	38,472	—	38,472
Silgan Holdings, Inc.	1,300	2,100	3,400	79,248	128,016	207,264
Sonoco Products Co.	15,900	79,200	95,100	471,435	2,348,280	2,819,715

				589,155	2,476,296	3,065,451

Metals & Mining 0.7%
Alcoa, Inc.	19,000	94,700	113,700	596,980	2,975,474	3,572,454
Century Aluminum Co.	2,400	12,700	15,100	63,024	333,502	396,526
Hecla Mining Co.	6,800	34,000	40,800	39,644	198,220	237,864
Oregon Steel Mills, Inc.	3,200	16,100	19,300	64,928	326,669	391,597
Quanex Corp.	1,400	6,800	8,200	95,998	466,276	562,274
Steel Dynamics, Inc.	1,600	7,000	8,600	60,608	265,160	325,768

				921,182	4,565,301	5,486,483

Paper & Forest Products 0.1%
Buckeye Technologies, Inc.	—	4,600	4,600	—	59,846	59,846
Deltic Timber Corp.	—	1,600	1,600	—	67,920	67,920
Pope & Talbot, Inc.	—	8,800	8,800	—	150,568	150,568
Potlatch Corp.	2,200	10,700	12,900	111,276	541,206	652,482

				111,276	819,540	930,816

Telecommunication Services 0.5%
Diversified Telecommunication Services 0.4%
CT Communications, Inc.	2,400	9,100	11,500	29,520	111,930	141,450
General Communication, Inc., “A”	5,000	24,900	29,900	55,200	274,896	330,096
North Pittsburgh Systems, Inc.	—	2,800	2,800	—	69,244	69,244
PTEK Holdings, Inc.	4,700	24,300	29,000	50,337	260,253	310,590
SBC Communications, Inc.	12,200	60,700	72,900	314,394	1,564,239	1,878,633
Verizon Communications, Inc.	2,900	14,000	16,900	117,479	567,140	684,619

				566,930	2,847,702	3,414,632

Wireless Telecommunication Services 0.1%
Alamosa Holdings, Inc.	2,900	14,200	17,100	36,163	177,074	213,237
Centennial Communications Corp.	5,200	23,300	28,500	41,236	184,769	226,005

				77,399	361,843	439,242

Utilities 0.4%
Electric Utilities 0.3%
PNM Resources, Inc.	4,000	15,800	19,800	101,160	399,582	500,742
Progress Energy, Inc.	5,800	28,900	34,700	262,392	1,307,436	1,569,828

				363,552	1,707,018	2,070,570

Gas Utilities 0.0%
Southern Union Co.	—	2,800	2,800	—	67,144	67,144

Multi-Utilities 0.1%
Energen Corp.	2,100	10,200	12,300	123,795	601,290	725,085

Total Common Stocks (Cost $64,369,289, $328,259,805 and $392,629,094, respectively)				78,024,942	392,579,874	470,604,816

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)
Preferred Stocks 0.1%
Farm Credit Bank of Texas, Series 1, 7.561%	165,000	—	165,000	169,744	—	169,744
Paxson Communications Corp., 14.25%, (PIK)	5	27	32	36,750	198,450	235,200
TNP Enterprises, Inc. 14.5% “D” (PIK)	—	530	530	—	61,480	61,480

Total Preferred Stocks (Cost $202,813, $268,141 and $470,954, respectively)				206,494	259,930	466,424

Corporate Bonds 11.2%
Consumer Discretionary 1.9%
Adesa, Inc., 7.625%, 6/15/2012	—	55,000	55,000	—	58,025	58,025
AMC Entertainment, Inc., 8.0%, 3/1/2014	30,000	145,000	175,000	29,850	144,275	174,125
American Lawyer Media, Inc., Series B, 9.75%, 12/15/2007	35,000	170,000	205,000	35,394	171,912	207,306
Atlantic Broadband Finance LLC, 144A, 9.375%, 1/15/2014	35,000	175,000	210,000	33,863	169,313	203,176
Auburn Hills Trust, 12.375%, 5/1/2020	48,000	83,000	131,000	75,286	130,183	205,469
Bally Total Fitness Holdings Corp., 10.5%, 7/15/2011	30,000	155,000	185,000	30,225	156,163	186,388
Cablevision Systems New York Group, 144A, 6.669%, 4/1/2009	20,000	105,000	125,000	21,200	111,300	132,500
Caesars Entertainment, Inc., 9.375%, 2/15/2007	—	55,000	55,000	—	60,638	60,638
Carrols Corp., 144A, 9.0%, 1/15/2013	10,000	50,000	60,000	10,350	51,750	62,100
Charter Communications Holdings LLC, Step-up Coupon, 0% to
5/15/2006, 11.75% to 5/15/2011	75,000	380,000	455,000	55,125	279,300	334,425
9.625%, 11/15/2009	65,000	285,000	350,000	57,037	250,087	307,124
10.25%, 9/15/2010	100,000	500,000	600,000	106,000	530,000	636,000
Comcast Cable Communications, Inc., 8.375%, 3/15/2013	100,000	—	100,000	123,310	—	123,310
Comcast MO of Delaware, Inc., 9.0%, 9/1/2008	150,000	—	150,000	175,219	—	175,219
Cooper Standard Automotive, Inc., 144A, 8.375%, 12/15/2014	15,000	65,000	80,000	14,963	64,838	79,801
CSC Holdings, Inc., 7.875%, 12/15/2007	—	80,000	80,000	—	85,800	85,800
DaimlerChrysler NA Holding Corp., 4.75%, 1/15/2008	—	600,000	600,000	—	612,811	612,811
Dex Media East LLC/Financial, 12.125%, 11/15/2012	115,000	568,000	683,000	140,156	692,250	832,406
DIMON, Inc., Series B, 9.625%, 10/15/2011	60,000	305,000	365,000	65,700	333,975	399,675
Dura Operating Corp.:
Series B, 8.625%, 4/15/2012	10,000	45,000	55,000	10,400	46,800	57,200
Series B, 9.0%, 5/1/2009	—	25,000	25,000	—	32,282	32,282
Series D, 9.0%, 5/1/2009	15,000	90,000	105,000	14,850	89,100	103,950
EchoStar DBS Corp., 144A, 6.625%, 10/1/2014	25,000	115,000	140,000	25,313	116,438	141,751
Foot Locker, Inc., 8.5%, 1/15/2022	15,000	70,000	85,000	16,500	77,000	93,500
Friendly Ice Cream Corp., 8.375%, 6/15/2012	45,000	205,000	250,000	44,156	201,156	245,312
General Motors Corp.:
8.25%, 7/15/2023	30,000	140,000	170,000	31,250	145,834	177,084
8.375%, 7/15/2033	15,000	—	15,000	15,541	—	15,541

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)
Icon Health & Fitness, Inc., 11.25%, 4/1/2012	30,000	140,000	170,000	25,200	117,600	142,800
Interep National Radio Sales, Inc., Series B, 10.0%, 7/1/2008	25,000	125,000	150,000	18,844	94,219	113,063
J Crew Intermediate LLC, Step-up Coupon, 0% to 11/15/2005, 16.0% to 5/15/2008	6,461	34,889	41,350	6,137	33,141	39,278
Jacobs Entertainment Co., 11.875%, 2/1/2009	60,000	300,000	360,000	67,800	339,000	406,800
Levi Strauss & Co.:
7.0%, 11/1/2006	25,000	130,000	155,000	26,250	136,500	162,750
12.25%, 12/15/2012	—	15,000	15,000	—	16,688	16,688
Mediacom LLC, 9.5%, 1/15/2013	60,000	295,000	355,000	60,225	296,106	356,331
MGM MIRAGE:
8.375%, 2/1/2011	55,000	260,000	315,000	62,012	293,150	355,162
9.75%, 6/1/2007	10,000	40,000	50,000	11,100	44,400	55,500
Mothers Work, Inc., 11.25%, 8/1/2010	15,000	80,000	95,000	14,550	77,600	92,150
NCL Corp., 144A, 10.625%, 7/15/2014	40,000	190,000	230,000	40,000	190,000	230,000
Paxson Communications Corp., 10.75%, 7/15/2008	25,000	120,000	145,000	26,250	126,000	152,250
PEI Holding, Inc., 11.0%, 3/15/2010	35,000	170,000	205,000	40,775	198,050	238,825
Petro Stopping Centers, 9.0%, 2/15/2012	50,000	250,000	300,000	52,875	264,375	317,250
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013	10,000	60,000	70,000	10,825	64,950	75,775
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	—	50,000	50,000	—	54,625	54,625
PRIMEDIA, Inc.:
7.665%, 5/15/2010	45,000	225,000	270,000	47,700	238,500	286,200
8.875%, 5/15/2011	30,000	145,000	175,000	31,725	153,337	185,062
Rent-Way, Inc., 11.875%, 6/15/2010	—	50,000	50,000	—	56,313	56,313
Restaurant Co., 11.25%, 5/15/2008	37,640	199,779	237,419	38,110	202,276	240,386
Schuler Homes, Inc., 10.5%, 7/15/2011	35,000	175,000	210,000	39,813	199,062	238,875
Simmons Bedding Co., 144A, Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	35,000	165,000	200,000	21,350	100,650	122,000
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	—	155,000	155,000	—	164,688	164,688
8.75%, 12/15/2011	115,000	410,000	525,000	125,206	446,387	571,593
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	45,000	245,000	290,000	47,981	261,231	309,212
Tele-Communications, Inc., “A”, 9.875%, 6/15/2022	—	670,000	670,000	—	951,119	951,119
Toys “R” Us, Inc.:
7.375%, 10/15/2018	85,000	355,000	440,000	78,625	328,375	407,000
7.875%, 4/15/2013	—	65,000	65,000	—	64,512	64,512
True Temper Sports, Inc., 8.375%, 9/15/2011	20,000	95,000	115,000	18,600	88,350	106,950
Trump Holdings & Funding, 11.625%, 3/15/2010	25,000	120,000	145,000	27,063	129,900	156,963
TRW Automotive, Inc., 11.0%, 2/15/2013	40,000	210,000	250,000	48,200	253,050	301,250
United Auto Group, Inc., 9.625%, 3/15/2012	30,000	140,000	170,000	33,150	154,700	187,850
Venetian Casino Resort LLC, 11.0%, 6/15/2010	30,000	160,000	190,000	34,238	182,600	216,838
VICORP Restaurants, Inc., 10.5%, 4/15/2011	20,000	90,000	110,000	20,100	90,450	110,550
Virgin River Casino Corp., 144A, 9.0%, 1/15/2012	—	15,000	15,000	—	15,600	15,600
Visteon Corp.:
7.0%, 3/10/2014	60,000	190,000	250,000	57,300	181,450	238,750
8.25%, 8/1/2010	—	90,000	90,000	—	94,275	94,275

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	25,000	130,000	155,000	26,625	138,450	165,075
Williams Scotsman, Inc., 9.875%, 6/1/2007	55,000	270,000	325,000	55,000	270,000	325,000
Worldspan LP/WS Finance Corp., 9.625%, 6/15/2011	25,000	120,000	145,000	24,875	119,400	144,275
Wynn Las Vegas LLC, 144A, 6.625%, 12/1/2014	65,000	320,000	385,000	64,350	316,800	381,150
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14.0% to 12/31/2009	35,000	165,000	200,000	35,700	168,300	204,000
Young Broadcasting, Inc., 8.75%, 1/15/2014	40,000	210,000	250,000	40,300	211,575	251,875

				2,510,542	12,538,984	15,049,526

Consumer Staples 0.2%
Agrilink Foods, Inc., 11.875%, 11/1/2008	—	15,000	15,000	—	15,619	15,619
Church & Dwight Co., Inc., 144A, 6.0%, 12/15/2012	15,000	85,000	100,000	15,263	86,487	101,750
Duane Reade, Inc.:			—			—
144A, 7.01%, 12/15/2010	15,000	70,000	85,000	15,225	71,050	86,275
144A, 9.75%, 8/1/2011	35,000	175,000	210,000	31,850	159,250	191,100
North Atlantic Holding, Inc., Step-up Coupon, 0% to 3/1/2008, 12.25% to 3/1/2014	15,000	70,000	85,000	6,150	28,700	34,850
Pierre Foods, Inc., 144A, 9.875%, 7/15/2012	—	35,000	35,000	—	36,225	36,225
Pinnacle Foods Holding Corp., 144A, 8.25%, 12/1/2013	45,000	195,000	240,000	42,862	185,737	228,599
Prestige Brands, Inc., 144A, 9.25%, 4/15/2012	—	15,000	15,000	—	15,938	15,938
Revlon Consumer Products Corp., 9.0%, 11/1/2006	30,000	160,000	190,000	29,700	158,400	188,100
Rite Aid Corp., 11.25%, 7/1/2008	—	30,000	30,000	—	32,550	32,550
Standard Commercial Corp., 8.0%, 4/15/2012	15,000	80,000	95,000	15,413	82,200	97,613
Swift & Co., 12.5%, 1/1/2010	30,000	150,000	180,000	33,900	169,500	203,400
Wornick Co., 10.875%, 7/15/2011	—	65,000	65,000	—	70,525	70,525

				190,363	1,112,181	1,302,544

Energy 0.8%
Avista Corp., 9.75%, 6/1/2008	—	115,000	115,000	—	133,338	133,338
CenterPoint Energy Resources Corp., Series B, 7.875%, 4/1/2013	120,000	345,000	465,000	142,631	410,064	552,695
Chesapeake Energy Corp.:			—			—
6.875%, 1/15/2016	15,000	100,000	115,000	15,713	104,750	120,463
9.0%, 8/15/2012	35,000	140,000	175,000	39,987	159,950	199,937
CITGO Petroleum Corp., 144A, 6.0%, 10/15/2011	10,000	60,000	70,000	9,950	59,700	69,650
Dynegy Holdings, Inc.:			—			—
6.875%, 4/1/2011	10,000	15,000	25,000	9,625	14,438	24,063
7.125%, 5/15/2018	35,000	215,000	250,000	31,194	191,619	222,813
7.625%, 10/15/2026	10,000	55,000	65,000	8,687	47,781	56,468
144A, 9.875%, 7/15/2010	40,000	185,000	225,000	44,700	206,737	251,437
Edison Mission Energy, 7.73%, 6/15/2009	100,000	410,000	510,000	107,500	440,750	548,250
El Paso Production Holding Corp., 7.75%, 6/1/2013	35,000	175,000	210,000	36,663	183,312	219,975
Enterprise Products Operating LP, 7.5%, 2/1/2011	164,000	793,000	957,000	185,942	899,099	1,085,041
Mission Resources Corp., 9.875%, 4/1/2011	30,000	155,000	185,000	32,025	165,463	197,488
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	40,000	195,000	235,000	40,600	197,925	238,525

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)
NGC Corp. Capital Trust, Series B, 8.316%, 6/1/2027	—	100,000	100,000	—	84,875	84,875
Pemex Project Funding Master Trust, 144A, 3.79%, 6/15/2010	165,000	805,000	970,000	169,290	825,930	995,220
Southern Natural Gas, 8.875%, 3/15/2010	15,000	105,000	120,000	16,800	117,600	134,400
Stone Energy Corp.:			—			—
144A, 6.75%, 12/15/2014	20,000	90,000	110,000	19,950	89,775	109,725
8.25%, 12/15/2011	45,000	215,000	260,000	48,600	232,200	280,800
Williams Companies, Inc.:			—			—
8.125%, 3/15/2012	45,000	215,000	260,000	51,975	248,325	300,300
8.75%, 3/15/2032	20,000	100,000	120,000	22,975	114,875	137,850

				1,034,807	4,928,506	5,963,313

Financials 3.4%
AAC Group Holding Corp., 144A, Step-up Coupon, 0% to 10/1/2008, 10.25% to 10/1/2012	30,000	130,000	160,000	20,175	87,425	107,600
Affinia Group, Inc., 144A, 9.0%, 11/30/2014	50,000	235,000	285,000	52,125	244,987	297,112
Ahold Finance USA, Inc., 6.25%, 5/1/2009	—	105,000	105,000	—	109,200	109,200
American General Institutional Capital, 144A, 8.125%, 3/15/2046	230,000	1,774,000	2,004,000	301,028	1,720,434	2,021,462
AmeriCredit Corp., 9.25%, 5/1/2009	10,000	235,000	245,000	10,725	252,037	262,762
BF Saul Real Estate Investment Trust, 7.5%, 3/1/2014	10,000	145,000	155,000	10,300	149,350	159,650
Capital One Bank, 4.875%, 5/15/2008	—	70,000	70,000	—	71,891	71,891
Dow Jones CDX:
Series 3-1, 144A, 7.75%, 12/29/2009	410,000	955,000	1,365,000	421,531	981,859	1,403,390
Series 3-3, 144A, 8.0%, 12/29/2009	850,000	2,065,000	2,915,000	871,781	2,117,916	2,989,697
E*TRADE Financial Corp., 144A, 8.0%, 6/15/2011	50,000	250,000	300,000	53,750	268,750	322,500
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	50,000	255,000	305,000	58,978	300,788	359,766
FINOVA Group, Inc., 7.5%, 11/15/2009	281,050	1,390,650	1,671,700	137,714	681,418	819,132
Ford Motor Credit Co.:
5.8%, 1/12/2009	197,000	792,000	989,000	201,362	809,536	1,010,898
6.875%, 2/1/2006	160,000	2,293,000	2,453,000	164,832	2,362,249	2,527,081
General Motors Acceptance Corp.:
6.75%, 1/15/2006	930,000	3,910,000	4,840,000	954,068	4,011,191	4,965,259
6.875%, 9/15/2011	—	305,000	305,000	—	312,562	312,562
Goldman Sachs Group, Inc., 4.75%, 7/15/2013	155,000	745,000	900,000	153,378	737,204	890,582
HSBC Bank USA, 5.875%, 11/1/2034	—	550,000	550,000	—	556,929	556,929
JPMorgan Chase & Co., 5.125%, 9/15/2014	115,000	570,000	685,000	115,754	573,739	689,493
LNR Property Corp., 7.625%, 7/15/2013	15,000	75,000	90,000	17,025	85,125	102,150
Morgan Stanley, 4.0%, 1/15/2010	—	676,000	676,000	—	668,321	668,321
Poster Financial Group, Inc., 8.75%, 12/1/2011	35,000	160,000	195,000	35,962	164,400	200,362
PXRE Capital Trust I, 8.85%, 2/1/2027	30,000	140,000	170,000	30,000	140,000	170,000
Qwest Capital Funding, Inc., 6.5%, 11/15/2018	30,000	150,000	180,000	24,900	124,500	149,400
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	15,000	65,000	80,000	17,813	77,188	95,001
Radnor Holdings Corp., 11.0%, 3/15/2010	20,000	70,000	90,000	17,150	60,025	77,175

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)
RAM Holdings Ltd., 144A, 6.875%, 4/1/2024	345,000	1,500,000	1,845,000	338,821	1,473,135	1,811,956
Republic New York Corp., 5.875%, 10/15/2008	195,000	985,000	1,180,000	207,554	1,048,414	1,255,968
Thornburg Mortgage, Inc., 8.0%, 5/15/2013	—	45,000	45,000	—	47,813	47,813
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	35,000	185,000	220,000	30,713	162,337	193,050
UGS Corp., 144A, 10.0%, 6/1/2012	25,000	115,000	140,000	28,438	130,813	159,251
Universal City Development, 11.75%, 4/1/2010	20,000	180,000	200,000	23,625	212,625	236,250
Universal City Florida Holding Co., 144A, 7.2%, 5/1/2010	15,000	65,000	80,000	15,600	67,600	83,200
Venoco, Inc., 144A, 8.75%, 12/15/2011	15,000	70,000	85,000	15,450	72,100	87,550
Wells Fargo & Co., 4.2%, 1/15/2010	236,000	1,118,000	1,354,000	236,959	1,122,544	1,359,503

				4,567,511	22,006,405	26,573,916

Health Care 0.6%
AmeriPath, Inc., 10.5%, 4/1/2013	20,000	110,000	130,000	21,250	116,875	138,125
AmerisourceBergen Corp., 7.25%, 11/15/2012	—	11,000	11,000	—	12,293	12,293
Cinacalcet Royalty Subordinated LLC, 8.0%, 3/30/2017	30,000	145,000	175,000	30,150	145,725	175,875
Curative Health Services, Inc., 10.75%, 5/1/2011	20,000	95,000	115,000	17,900	85,025	102,925
Encore Medical Corp., 144A, 9.75%, 10/1/2012	20,000	85,000	105,000	20,200	85,850	106,050
Hanger Orthopedic Group, Inc., 10.375%, 2/15/2009	30,000	145,000	175,000	30,975	149,713	180,688
Health Care Service Corp., 144A, 7.75%, 6/15/2011	—	2,695,000	2,695,000	—	3,153,155	3,153,155
HEALTHSOUTH Corp., 10.75%, 10/1/2008	45,000	230,000	275,000	47,475	242,650	290,125
IDI Acquisition Corp., 144A, 10.75%, 12/15/2011	10,000	50,000	60,000	10,250	51,250	61,500
InSight Health Services Corp., Series B, 9.875%, 11/1/2011	20,000	105,000	125,000	20,200	106,050	126,250
Interactive Health LLC, 144A, 7.25%, 4/1/2011	20,000	105,000	125,000	17,400	91,350	108,750
National Mentor, Inc., 144A, 9.625%, 12/1/2012	—	20,000	20,000	—	21,250	21,250
Tenet Healthcare Corp., 6.375%, 12/1/2011	110,000	555,000	665,000	102,025	514,762	616,787

				317,825	4,775,948	5,093,773

Industrials 1.0%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	30,000	140,000	170,000	32,850	153,300	186,150
Allied Security Escrow Corp., 144A, 11.375%, 7/15/2011	25,000	135,000	160,000	26,125	141,075	167,200
Allied Waste North America, Inc., Series B, 5.75%, 2/15/2011	120,000	575,000	695,000	112,800	540,500	653,300
AMI Semiconductor, Inc., 10.75%, 2/1/2013	10,000	45,000	55,000	11,750	52,875	64,625
Avondale Mills, Inc., 144A, 9.02%, 7/1/2012	10,000	30,000	40,000	9,000	27,000	36,000
BAE System 2001 Asset Trust, “B”, Series 2001, 144A, 7.156%, 12/15/2011	194,549	309,509	504,058	211,170	335,952	547,122
Browning-Ferris Industries:
7.4%, 9/15/2035	15,000	70,000	85,000	13,125	61,250	74,375
9.25%, 5/1/2021	—	15,000	15,000	—	15,975	15,975
Cenveo Corp., 7.875%, 12/1/2013	35,000	185,000	220,000	32,550	172,050	204,600
Clean Harbors, Inc., 144A, 11.25%, 7/15/2012	—	30,000	30,000	—	33,600	33,600

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	55,000	260,000	315,000	59,125	279,500	338,625
Collins & Aikman Products, 10.75%, 12/31/2011	35,000	165,000	200,000	35,700	168,300	204,000
Continental Airlines, Inc., “B”, 8.0%, 12/15/2005	25,000	140,000	165,000	24,375	136,500	160,875
Cornell Companies, Inc., 10.75%, 7/1/2012	40,000	185,000	225,000	42,750	197,719	240,469
Corrections Corp. of America, 9.875%, 5/1/2009	30,000	150,000	180,000	33,300	166,500	199,800
Dana Corp., 7.0%, 3/1/2029	40,000	210,000	250,000	39,900	209,475	249,375
Eagle-Picher Industries, Inc., 9.75%, 9/1/2013	10,000	30,000	40,000	10,000	30,000	40,000
Erico International Corp., 8.875%, 3/1/2012	25,000	120,000	145,000	26,250	126,000	152,250
Evergreen International Aviation, Inc., 12.0%, 5/15/2010	10,000	40,000	50,000	7,575	30,300	37,875
Goodman Global Holding Co., Inc., 144A, 7.875%, 12/15/2012	40,000	205,000	245,000	39,600	202,950	242,550
Interface, Inc., 10.375%, 2/1/2010	10,000	60,000	70,000	11,500	69,000	80,500
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	45,000	230,000	275,000	50,850	259,900	310,750
Kansas City Southern:
7.5%, 6/15/2009	95,000	370,000	465,000	99,750	388,500	488,250
9.5%, 10/1/2008	—	100,000	100,000	—	113,625	113,625
Kinetek, Inc., Series D, 10.75%, 11/15/2006	55,000	260,000	315,000	53,762	254,150	307,912
Laidlaw International, Inc., 10.75%, 6/15/2011	10,000	70,000	80,000	11,675	81,725	93,400
Millennium America, Inc.:
7.625%, 11/15/2026	55,000	270,000	325,000	54,175	265,950	320,125
9.25%, 6/15/2008	40,000	190,000	230,000	45,500	216,125	261,625
Remington Arms Co., Inc., 10.5%, 2/1/2011	25,000	125,000	150,000	24,125	120,625	144,750
Sea Containers Ltd., 10.5%, 5/15/2012	—	45,000	45,000	—	47,362	47,362
Securus Technologies, Inc., 144A, 11.0%, 9/1/2011	30,000	145,000	175,000	30,000	145,000	175,000
Ship Finance International Ltd., 8.5%, 12/15/2013	35,000	175,000	210,000	36,050	180,250	216,300
SPX Corp.:
6.25%, 6/15/2011	15,000	55,000	70,000	15,825	58,025	73,850
7.5%, 1/1/2013	40,000	210,000	250,000	43,400	227,850	271,250
Technical Olympic USA, Inc.:
7.5%, 3/15/2011	—	70,000	70,000	—	70,525	70,525
10.375%, 7/1/2012	30,000	160,000	190,000	33,600	179,200	212,800
Texas Genco LLC, 144A, 6.875%, 12/15/2014	35,000	170,000	205,000	36,181	175,737	211,918
The Brickman Group Ltd., Series B, 11.75%, 12/15/2009	—	60,000	60,000	—	70,200	70,200
United Rentals North America, Inc.:			—			—
6.5%, 2/15/2012	30,000	155,000	185,000	29,250	151,125	180,375
7.0%, 2/15/2014	25,000	120,000	145,000	23,375	112,200	135,575
7.75%, 11/15/2013	15,000	80,000	95,000	14,700	78,400	93,100
Westlake Chemical Corp., 8.75%, 7/15/2011	—	16,000	16,000	—	18,080	18,080

				1,381,663	6,364,375	7,746,038

Information Technology 0.1%
Activant Solutions, Inc., 10.5%, 6/15/2011	30,000	150,000	180,000	32,250	161,250	193,500
Itron, Inc., 144A, 7.75%, 5/15/2012	20,000	105,000	125,000	20,350	106,837	127,187
Lucent Technologies, Inc., 6.45%, 3/15/2029	85,000	425,000	510,000	76,925	384,625	461,550
Spheris, Inc., 144A, 11.0%, 12/15/2012	15,000	85,000	100,000	15,375	87,125	102,500

				144,900	739,837	884,737

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)
Materials 0.9%
Aqua Chemical, Inc., 11.25%, 7/1/2008	30,000	155,000	185,000	24,000	124,000	148,000
ARCO Chemical Co., 9.8%, 2/1/2020	145,000	685,000	830,000	165,300	780,900	946,200
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/01/2014	80,000	375,000	455,000	57,600	270,000	327,600
Caraustar Industries, Inc., 9.875%, 4/1/2011	30,000	140,000	170,000	32,550	151,900	184,450
Constar International, Inc., 11.0%, 12/1/2012	35,000	170,000	205,000	36,313	176,375	212,688
Dayton Superior Corp.:
10.75%, 9/15/2008	30,000	145,000	175,000	32,100	155,150	187,250
13.0%, 6/15/2009	70,000	325,000	395,000	72,800	338,000	410,800
Georgia-Pacific Corp.:
8.0%, 1/15/2024	75,000	365,000	440,000	87,000	423,400	510,400
9.375%, 2/1/2013	35,000	185,000	220,000	40,775	215,525	256,300
Hercules, Inc.:
6.75%, 10/15/2029	25,000	115,000	140,000	25,812	118,738	144,550
11.125%, 11/15/2007	15,000	85,000	100,000	17,850	101,150	119,000
Huntsman Advanced Materials, 144A, 11.0%, 7/15/2010	—	100,000	100,000	—	119,000	119,000
Huntsman International LLC:
144A, 7.375%, 1/1/2015	15,000	50,000	65,000	15,038	50,125	65,163
144A, 7.5%, 1/1/2015	—	30,000	30,000	—	40,777	40,777
Huntsman LLC, 11.625%, 10/15/2010	40,000	200,000	240,000	47,300	236,500	283,800
IMC Global, Inc., 10.875%, 8/1/2013	—	35,000	35,000	—	43,750	43,750
Intermet Corp., 9.75%, 6/15/2009	10,000	55,000	65,000	4,900	26,950	31,850
International Steel Group, Inc., 6.5%, 4/15/2014	60,000	295,000	355,000	64,350	316,387	380,737
MMI Products, Inc., Series B, 11.25%, 4/15/2007	25,000	130,000	155,000	25,375	131,950	157,325
Neenah Corp., 144A, 11.0%, 9/30/2010	50,000	250,000	300,000	55,250	276,250	331,500
Omnova Solutions, Inc., 11.25%, 6/1/2010	40,000	210,000	250,000	45,000	236,250	281,250
Owens-Brockway Glass Container, 8.25%, 5/15/2013	10,000	55,000	65,000	11,000	60,500	71,500
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010	10,000	30,000	40,000	6,300	18,900	25,200
Pliant Corp.:
Step-up Coupon, 0.00%, 6/15/2009	—	25,000	25,000	—	23,094	23,094
11.125%, 9/1/2009	35,000	180,000	215,000	38,150	196,200	234,350
Portola Packaging, Inc., 8.25%, 2/1/2012	25,000	120,000	145,000	19,750	94,800	114,550
Rockwood Specialties Group, Inc., 144A, 7.625%, 11/15/2014 (EUR)	50,000	220,000	270,000	69,916	307,632	377,548
Sheffield Steel Corp., 144A, 11.375%, 8/15/2011	20,000	85,000	105,000	20,600	87,550	108,150
TriMas Corp., 9.875%, 6/15/2012	75,000	385,000	460,000	79,500	408,100	487,600
United States Steel LLC:
9.75%, 5/15/2010	10,000	133,000	143,000	11,400	151,620	163,020
10.75%, 8/1/2008	30,000	60,000	90,000	35,325	70,650	105,975

				1,141,254	5,752,123	6,893,377

Telecommunication Services 1.0%
American Cellular Corp., Series B, 10.0%, 8/1/2011	100,000	505,000	605,000	85,750	433,037	518,787
American Tower Corp., 144A, 7.125%, 10/15/2012	15,000	85,000	100,000	15,338	86,913	102,251
AT&T Corp.:
9.05%, 11/15/2011	35,000	175,000	210,000	40,294	201,469	241,763
9.75%, 11/15/2031	35,000	170,000	205,000	41,781	202,937	244,718

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)
Bell Atlantic New Jersey, Inc., Series A, 5.875%, 1/17/2012	170,000	825,000	995,000	180,619	876,534	1,057,153
BellSouth Corp., 5.2%, 9/15/2014	125,000	610,000	735,000	127,403	621,725	749,128
Cincinnati Bell, Inc., 8.375%, 1/15/2014	120,000	580,000	700,000	121,500	587,250	708,750
Dobson Cellular Systems, Inc., 144A, 6.96%, 11/1/2011	—	35,000	35,000	—	36,225	36,225
Dobson Communications Corp., 8.875%, 10/1/2013	35,000	165,000	200,000	24,588	115,912	140,500
GCI, Inc., 7.25%, 2/15/2014	25,000	120,000	145,000	25,000	120,000	145,000
Insight Midwest LP, 9.75%, 10/1/2009	—	35,000	35,000	—	36,663	36,663
IWO Escrow Co., 144A, 6.32%, 1/15/2012	—	15,000	15,000	—	15,113	15,113
LCI International, Inc., 7.25%, 6/15/2007	45,000	220,000	265,000	43,762	213,950	257,712
Level 3 Financing, Inc., 144A, 10.75%, 10/15/2011	20,000	85,000	105,000	18,100	76,925	95,025
MCI, Inc., 8.735%, 5/1/2014	115,000	560,000	675,000	123,625	602,000	725,625
Nextel Communications, Inc., 5.95%, 3/15/2014	20,000	105,000	125,000	20,700	108,675	129,375
Nextel Partners, Inc., 8.125%, 7/1/2011	25,000	130,000	155,000	27,750	144,300	172,050
Northern Telecom Capital, 7.875%, 6/15/2026	—	60,000	60,000	—	59,400	59,400
PanAmSat Corp., 144A, 9.0%, 8/15/2014	65,000	300,000	365,000	72,556	334,875	407,431
Qwest Corp.:
7.25%, 9/15/2025	135,000	480,000	615,000	131,287	466,800	598,087
144A, 7.875%, 9/1/2011	—	180,000	180,000	—	195,300	195,300
Qwest Services Corp.:
144A, 13.5%, 12/15/2010	15,000	70,000	85,000	18,037	84,175	102,212
144A, 14.0%, 12/15/2014	85,000	430,000	515,000	107,525	543,950	651,475
Rural Cellular Corp., 9.875%, 2/1/2010	25,000	120,000	145,000	25,438	122,100	147,538
SBA Telecom, Inc., Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	10,000	55,000	65,000	8,425	46,338	54,763
SBC Communications, Inc., 4.125%, 9/15/2009	265,000	—	265,000	264,516	—	264,516
Triton PCS, Inc., 8.5%, 6/1/2013	10,000	35,000	45,000	9,650	33,775	43,425
Ubiquitel Operating Co., 9.875%, 3/1/2011	10,000	25,000	35,000	11,225	28,063	39,288
US Unwired, Inc., Series B, 10.0%, 6/15/2012	35,000	170,000	205,000	39,463	191,675	231,138
Western Wireless Corp., 9.25%, 7/15/2013	10,000	30,000	40,000	10,875	32,625	43,500

				1,595,207	6,618,704	8,213,911

Utilities 1.3%
AES Corp., 144A, 8.75%, 5/15/2013	—	35,000	35,000	—	39,769	39,769
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012	—	75,000	75,000	—	83,813	83,813
Calpine Corp.:
8.25%, 8/15/2005	27,000	144,000	171,000	27,270	145,440	172,710
144A, 8.5%, 7/15/2010	45,000	215,000	260,000	38,587	184,362	222,949
CMS Energy Corp., 8.5%, 4/15/2011	—	20,000	20,000	—	22,725	22,725
Consumers Energy Co., Series F, 4.0%, 5/15/2010	345,000	1,245,000	1,590,000	338,862	1,222,849	1,561,711
Dayton Power & Light Co., 144A, 5.125%, 10/1/2013	180,000	975,000	1,155,000	183,903	992,519	1,176,422
DPL, Inc., 6.875%, 9/1/2011	60,000	280,000	340,000	65,528	305,797	371,325
Midwest Generation LLC, 8.75%, 5/1/2034	15,000	80,000	95,000	17,025	90,800	107,825

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)
NorthWestern Corp., 144A, 5.875%, 11/1/2014	—	55,000	55,000	—	56,263	56,263
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	105,000	525,000	630,000	114,450	572,250	686,700
Pedernales Electric Cooperative, Series 2002-A, 144A, 6.202%, 11/15/2032	210,000	1,050,000	1,260,000	225,935	1,129,674	1,355,609
Progress Energy, Inc., 6.75%, 3/1/2006	220,000	1,275,000	1,495,000	228,284	1,323,011	1,551,295
PSE&G Energy Holdings LLC:
8.5%, 6/15/2011	30,000	155,000	185,000	34,238	176,894	211,132
10.0%, 10/1/2009	35,000	165,000	200,000	41,387	195,112	236,499
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	—	85,000	85,000	—	90,738	90,738
Xcel Energy, Inc., 7.0%, 12/1/2010	245,000	1,780,000	2,025,000	276,171	2,006,469	2,282,640

				1,591,640	8,638,485	10,230,125

Total Corporate Bonds (Cost $14,342,213, $72,042,402 and $86,384,615, respectively)				14,475,712	73,475,548	87,951,260

Foreign Bonds - US$ Denominated 5.3%

Consumer Discretionary 0.2%
Advertising Directory Solutions, Inc., 144A, 9.25%, 11/15/2012	20,000	110,000	130,000	21,000	115,500	136,500
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	50,000	235,000	285,000	56,500	265,550	322,050
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	45,000	245,000	290,000	51,750	281,750	333,500
Shaw Communications, Inc.:
7.25%, 4/6/2011		60,000	60,000	—	66,150	66,150
8.25%, 4/11/2010	100,000	415,000	515,000	113,750	472,062	585,812
Vicap SA, 11.375%, 5/15/2007	10,000	25,000	35,000	10,125	25,313	35,438
Vitro Envases Norteamerica SA, 144A, 10.75%, 7/23/2011	15,000	85,000	100,000	15,563	88,188	103,751
Vitro SA de CV, Series A, 144A, 11.75%, 11/1/2013	35,000	200,000	235,000	33,862	193,500	227,362

				302,550	1,508,013	1,810,563

Consumer Staples 0.1%
Burns Philip Capital Property Ltd., 10.75%, 2/15/2011	30,000	140,000	170,000	33,750	157,500	191,250
Fage Dairy Industry SA, 9.0%, 2/1/2007	—	230,000	230,000	—	231,150	231,150
Grupo Cosan SA, 144A, 9.0%, 11/1/2009	10,000	50,000	60,000	10,450	52,250	62,700

				44,200	440,900	485,100

Energy 0.3%
Gazprom OAO, 144A, 9.625%, 3/1/2013	100,000	300,000	400,000	118,000	354,000	472,000
Luscar Coal Ltd., 9.75%, 10/15/2011	10,000	105,000	115,000	11,350	119,175	130,525
Petroleos Mexicanos, Series P, 9.5%, 9/15/2027	90,000	450,000	540,000	113,400	567,000	680,400
Petroleum Geo-Services ASA, 10.0%, 11/5/2010	125,000	624,002	749,002	142,500	711,362	853,862
Secunda International Ltd., 144A, 9.76%, 9/1/2012	30,000	140,000	170,000	29,400	137,200	166,600

				414,650	1,888,737	2,303,387

Financials 1.8%
Arcel Finance Ltd., 144A, 5.984%, 2/1/2009	—	954,930	954,930	—	986,261	986,261
Conproca SA de CV, 12.0%, 6/16/2010	—	100,000	100,000	—	126,000	126,000
Deutsche Telekom International Finance BV:
8.5%, 6/15/2010	50,000	240,000	290,000	59,569	285,930	345,499
8.75%, 6/15/2030	239,000	1,149,000	1,388,000	315,589	1,517,206	1,832,795

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)
Eircom Funding, 8.25%, 8/15/2013	30,000	155,000	185,000	33,150	171,275	204,425
Endurance Specialty Holdings Ltd., 7.0%, 7/15/2034	—	195,000	195,000		200,791	200,791
Mantis Reef Ltd., 144A, 4.692%, 11/14/2008	230,000	1,115,000	1,345,000	230,671	1,118,255	1,348,926
Mizuho Financial Group, 8.375%, 12/29/2049	350,000	1,865,000	2,215,000	383,565	2,043,853	2,427,418
New ASAT (Finance) Ltd., 144A, 9.25%, 2/1/2011	35,000	175,000	210,000	31,763	158,813	190,576
QBE Insurance Group Ltd., 144A, 5.647%, 7/1/2023	250,000	1,155,000	1,405,000	245,544	1,134,412	1,379,956
Royal Bank of Scotland Group PLC, Series 3, 7.816%, 11/29/2049	—	1,045,000	1,045,000	—	1,086,640	1,086,640
Westfield Capital Corp.:
144A, 4.375%, 11/15/2010	40,000	3,475,000	3,515,000	39,562	3,436,987	3,476,549
144A, 5.125%, 11/15/2014	460,000	—	460,000	457,790	—	457,790

				1,797,203	12,266,423	14,063,626

Health Care 0.0%
Biovail Corp., 7.875%, 4/1/2010	20,000	110,000	130,000	20,700	113,850	134,550
Elan Financial PLC, 144A, 7.75%, 11/15/2011	10,000	30,000	40,000	10,650	31,950	42,600

				31,350	145,800	177,150

Industrials 0.3%
CP Ships Ltd., 10.375%, 7/15/2012	35,000	170,000	205,000	40,381	196,137	236,518
Grupo Transportacion Ferroviaria Mexicana SA de CV:
10.25%, 6/15/2007	25,000	235,000	260,000	26,625	250,275	276,900
11.75%, 6/15/2009	—	85,000	85,000	—	86,594	86,594
12.5%, 6/15/2012	15,000	98,000	113,000	17,512	114,415	131,927
LeGrand SA, 8.5%, 2/15/2025	20,000	130,000	150,000	23,600	153,400	177,000
Stena AB:
144A, 7.0%, 12/1/2016	10,000	55,000	65,000	9,900	54,450	64,350
9.625%, 12/1/2012	20,000	95,000	115,000	22,600	107,350	129,950
Tyco International Group SA:
6.875%, 1/15/2029	101,000	481,000	582,000	115,697	550,991	666,688
7.0%, 6/15/2028	69,000	484,000	553,000	80,222	562,716	642,938

				336,537	2,076,328	2,412,865

Information Technology 0.1%
Flextronics International Ltd., 144A, 6.25%, 11/15/2014	40,000	190,000	230,000	39,600	188,100	227,700
Magnachip Semiconductor SA:			—			—
144A, 6.875%, 12/15/2011	15,000	70,000	85,000	15,450	72,100	87,550
144A, 8.0%, 12/15/2014	15,000	65,000	80,000	15,638	67,763	83,401

				70,688	327,963	398,651

Materials 1.1%
Alrosa Finance SA, 144A, 8.875%, 11/17/2014	20,000	125,000	145,000	20,550	128,438	148,988
Avecia Group PLC, 11.0%, 7/1/2009	80,000	385,000	465,000	82,400	396,550	478,950
Cascades, Inc.:
7.25%, 2/15/2013	45,000	225,000	270,000	47,700	238,500	286,200
144A, 7.25%, 2/15/2013	—	10,000	10,000	—	10,600	10,600
Celulosa Arauco y Constitucion SA, 7.75%, 9/13/2011	440,000	435,000	875,000	510,279	504,480	1,014,759
Citigroup (JSC Severstal), 144A, 9.25%, 4/19/2014	—	200,000	200,000	—	199,000	199,000
Citigroup Global (Severstal), 8.625%, 2/24/2009	—	24,000	24,000	—	24,098	24,098
Crown Euro Holdings SA, 10.875%, 3/1/2013	25,000	125,000	150,000	29,562	147,812	177,374
ISPAT Inland ULC, 9.75%, 4/1/2014	29,000	150,000	179,000	35,815	185,250	221,065
Rhodia SA, 8.875%, 6/1/2011	30,000	150,000	180,000	30,225	151,125	181,350
Sappi Papier Holding AG, 144A, 6.75%, 6/15/2012	485,000	1,735,000	2,220,000	538,888	1,927,774	2,466,662
Sino-Forest Corp., 144A, 9.125%, 8/17/2011	20,000	85,000	105,000	21,850	92,863	114,713

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)
Sociedad Concesionaria Autopista Central, 144A, 6.223%, 12/15/2026	435,000	2,015,000	2,450,000	456,472	2,114,460	2,570,932
Tembec Industries, Inc., 8.5%, 2/1/2011	130,000	620,000	750,000	130,650	623,100	753,750

				1,904,391	6,744,050	8,648,441

Sovereign Bonds 0.9%
Dominican Republic, 9.04%, 1/23/2013	20,000	100,000	120,000	16,750	83,750	100,500
Federative Republic of Brazil:
8.875%, 10/14/2019	40,000	215,000	255,000	42,160	226,610	268,770
9.25%, 10/22/2010	60,000	280,000	340,000	67,080	313,040	380,120
11.0%, 8/17/2040	60,000	310,000	370,000	71,190	367,815	439,005
Government of Ukraine, 7.65%, 6/11/2013	—	300,000	300,000	—	320,400	320,400
Republic of Argentina:
Series BGLO, 8.375%, 12/20/2049	110,000	595,000	705,000	35,750	193,375	229,125
11.75%, 4/7/2009	120,000	475,000	595,000	40,800	160,312	201,112
11.75%, 6/15/2015	105,000	515,000	620,000	35,437	175,100	210,537
Republic of Bulgaria, 8.25%, 1/15/2015	60,000	300,000	360,000	75,444	377,220	452,664
Republic of Colombia:
10.75%, 1/15/2013	10,000	50,000	60,000	11,950	59,750	71,700
11.75%, 2/25/2020	10,000	40,000	50,000	12,850	51,400	64,250
Republic of Ecuador, Step-up Coupon 8.0% to 8/15/2005, 9.0% to 8/15/2006, 10.0% to 8/15/2030	40,000	170,000	210,000	34,500	146,625	181,125
Republic of Philippines, 9.375%, 1/18/2017	50,000	270,000	320,000	51,938	280,463	332,401
Republic of Turkey:
7.25%, 3/15/2015	45,000	135,000	180,000	46,237	138,712	184,949
9.0%, 6/30/2011	—	20,000	20,000	—	22,850	22,850
9.5%, 1/15/2014	—	45,000	45,000	—	53,100	53,100
11.75%, 6/15/2010	50,000	300,000	350,000	62,750	376,500	439,250
11.875%, 1/15/2030	60,000	260,000	320,000	86,400	374,400	460,800
Republic of Venezuela:
9.25%, 9/15/2027	30,000	140,000	170,000	31,650	147,700	179,350
10.75%, 9/19/2013	40,000	270,000	310,000	47,900	323,325	371,225
Russian Federation:
Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	80,000	400,000	480,000	82,752	413,760	496,512
11.0%, 7/24/2018	90,000	230,000	320,000	125,838	321,586	447,424
Russian Ministry of Finance, Series VII, 3.0%, 5/14/2011	—	60,000	60,000	—	50,598	50,598
United Mexican States:
Series A, 6.75%, 9/27/2034	80,000	375,000	455,000	79,000	370,312	449,312
8.125%, 12/30/2019	10,000	125,000	135,000	11,735	146,813	158,548
11.375%, 9/15/2016	60,000	270,000	330,000	88,560	398,520	487,080

				1,158,671	5,894,036	7,052,707

Telecommunication Services 0.5%
Alestra SA de RL de CV, 8.0%, 6/30/2010	10,000	35,000	45,000	8,475	29,663	38,138
America Movil SA de CV, Series L, 144A, 5.75%, 1/15/2015	195,000	790,000	985,000	194,555	788,198	982,753
Axtel SA, 11.0%, 12/15/2013	40,000	200,000	240,000	43,100	215,500	258,600
Embratel, Series B, 11.0%, 12/15/2008	30,000	145,000	175,000	34,200	165,300	199,500
Esprit Telecom Group PLC, 11.5%, 12/15/2007	—	630,000	630,000	—	63	63
Global Crossing UK Finance, 144A, 10.75%, 12/15/2014	30,000	160,000	190,000	29,625	158,000	187,625
Inmarsat Finance PLC, 7.625%, 6/30/2012	30,000	160,000	190,000	31,200	166,400	197,600

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)
Innova S. de R.L., 9.375%, 9/19/2013	20,000	100,000	120,000	22,750	113,750	136,500
INTELSAT, 6.5%, 11/1/2013	40,000	200,000	240,000	36,400	182,000	218,400
Millicom International Cellular SA, 144A, 10.0%, 12/1/2013	65,000	315,000	380,000	68,006	329,569	397,575
Mobifon Holdings BV, 12.5%, 7/31/2010	—	65,000	65,000	—	77,106	77,106
Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010	20,000	110,000	130,000	20,400	112,200	132,600
Nortel Networks Corp., 6.875%, 9/1/2023	80,000	260,000	340,000	75,200	244,400	319,600
Nortel Networks Ltd., 6.125%, 2/15/2006	120,000	580,000	700,000	122,100	590,150	712,250
Rogers Wireless Communications, Inc., 6.375%, 3/1/2014	25,000	115,000	140,000	24,750	113,850	138,600

				710,761	3,286,149	3,996,910

Utilities 0.0%
Calpine Canada Energy Finance, 8.5%, 5/1/2008	70,000	345,000	415,000	57,400	282,900	340,300
Total Foreign Bonds - US$ Denominated (Cost $6,689,629, $34,707,820 and $41,397,449, respectively)				6,828,401	34,861,299	41,689,700

Foreign Bonds - Non US$ Denominated 0.6%
Consumer Discretionary 0.0%
Victoria Acquisition III BV, 144A, 7.875%, 10/1/2014 (EUR)	—	80,000	80,000	—	109,284	109,284

Industrials 0.0%
Grohe Holdings GmbH, 144A, 8.625%, 10/1/2014 (EUR)	50,000	185,000	235,000	72,720	269,063	341,783

Materials 0.0%
Rhodia SA, 9.25%, 6/1/2011 (EUR)	25,000	115,000	140,000	34,576	159,049	193,625

Sovereign Bonds 0.6%
Mexican Bonds:
Series M-20, 8.0%, 12/7/2023 (MXN)	550,000	2,750,000	3,300,000	38,535	192,675	231,210
Series MI-10, 8.0%, 12/19/2013 (MXN)	8,806,000	44,797,000	53,603,000	703,642	3,579,500	4,283,142
Republic of Argentina:
Step-up Coupon, 8.25% to 7/6/2006, 9.0% to 7/6/2010 (EUR)	50,000	180,000	230,000	19,879	71,565	91,444
Series FEB, 8.0%, 2/26/2008 (EUR)	20,000	80,000	100,000	7,952	31,806	39,758
Republic of Colombia, 11.75%, 3/1/2010 (COP)	26,000,000	131,000,000	157,000,000	11,329	57,081	68,410
Republic of Romania, 5.75%, 7/2/2010 (EUR)	20,000	110,000	130,000	29,694	163,318	193,012

				811,031	4,095,945	4,906,976

Total Foreign Bonds - Non US$ Denominated (Cost $887,170, $4,469,099 and $5,356,269, respectively)				918,327	4,633,341	5,551,668

Asset Backed 2.8%
Automobile Receivables 0.4%
Daimler Chrysler Auto Trust, “A4”, Series 2002-A, 4.49%, 10/6/2008	—	672,000	672,000	—	676,146	676,146

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)
MMCA Automobile Trust:
“A4”, Series 2002-4, 3.05%, 11/16/2009	—	700,000	700,000	—	697,937	697,937
“A4”, Series 2002-3, 3.57%, 8/17/2009	650,000	—	650,000	651,280	—	651,280
“A4”, Series 2002-2, 4.3%, 3/15/2010	511,987	—	511,987	513,845	—	513,845
“B”, Series 2002-2, 4.67%, 3/15/2010	75,452	327,711	403,163	74,919	331,095	406,014

				1,240,044	1,705,178	2,945,222

Home Equity Loans 2.1%
Advanta Mortgage Loan Trust, “A6”, Series 2000-2, 7.72%, 3/25/2015	311,747	—	311,747	328,101	—	328,101
Argent NIM Trust, “A”, Series 2004-WN10, 144A, 4.212%, 11/25/2034	224,523	396,093	620,616	224,741	396,861	621,602
Centex Home Equity, “A6”, Series 2000-B, 7.97%, 7/25/2031	389,481	—	389,481	399,085	—	399,085
Countrywide Asset-Backed Certificates, “N1”, Series 2004-2N, 144A, 5.0%, 2/25/2035	—	639,347	639,347	—	636,189	636,189
Countrywide Home Equity Loan Trust:
Series 2004-C, 2.32%, 1/15/2034	—	1,352,885	1,352,885	—	1,350,007	1,350,007
“2A”, Series 2004-D, 2.65%, 6/15/2029	346,769	1,651,283	1,998,052	346,769	1,651,282	1,998,051
Countrywide Home Loans:
“A16”, Series 2002-36, 5.25%, 1/25/2033	52,576	250,507	303,083	52,551	250,389	302,940
“1A6”, Series 2003-1, 5.5%, 3/25/2033	—	352,932	352,932	—	353,882	353,882
Long Beach Asset Holdings Corp., “N1”, Seies 2004-2, 144A, 4.94%, 6/25/2034	—	1,640,741	1,640,741	—	1,636,639	1,636,639
Master Alternative Loan Trust, “5A1”, Series 2005-1, 5.5%, 1/1/2019	30,000	1,290,000	1,320,000	30,858	1,326,886	1,357,744
Merrill Lynch Mortgage Investors, Inc., “A2B”, Series 2004-HE2, 2.798%, 8/25/2035	—	1,840,000	1,840,000	—	1,841,291	1,841,291
Park Place Securities NIM Trust:
“A”, Series 2004-MHQ1, 144A, 2.487%, 12/25/2034	—	1,293,605	1,293,605	—	1,293,605	1,293,605
“C”, Series 2004-MHQ1, 144A, 4.458%, 12/25/2034	—	1,445,000	1,445,000	—	1,445,000	1,445,000
Park Place Securities Trust, “B”, Series 2004-WHQ1, 144A, 3.483%, 9/25/2034	—	1,555,000	1,555,000	—	1,552,667	1,552,667
Residential Asset Securities Corp., “AI6”, Series 2000-KS1, 7.905%, 2/25/2031	—	1,741,772	1,741,772	—	1,814,561	1,814,561

				1,382,105	15,549,259	16,931,364

Industrials 0.2%
Delta Air Lines, Inc., “G-2”, Series 2002-1, 6.417%, 7/2/2012	—	868,000	868,000	—	906,126	906,126
Northwest Airlines, “G”, Series 1999-3, 7.935%, 4/1/2019	—	804,126	804,126	—	880,155	880,155

				—	1,786,281	1,786,281

Manufactured Housing Receivables 0.1%
Vanderbilt Acquisition Loan Trust, “A2”, Series 2002-1, 4.77%, 10/7/2018	578,181	—	578,181	583,349	—	583,349
Total Asset Backed (Cost $3,236,227, $19,104,253 and $22,340,480. respectively)				3,205,498	19,040,718	22,246,216

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)

US Government Agency Sponsored Pass-Throughs 1.2%
Federal National Mortgage Association:
4.5%, 5/1/2033	130,000	—	130,000	125,613	—	125,613
5.0%, 3/1/2034	621,839	3,965,751	4,587,590	618,192	3,965,028	4,583,220
5.5% with various maturities from 3/1/2033 until 5/1/2034	1,036,204	—	1,036,204	1,052,244	—	1,052,244
6.0%, 11/1/2017	169,461	818,371	987,832	177,892	859,089	1,036,981
6.5%, 9/1/2034	285,443	1,503,946	1,789,389	299,441	1,579,834	1,879,275
7.13%, 1/1/2012	195,898	—	195,898	206,809	—	206,809

8.0%, 9/1/2015	67,007	304,995	372,002	71,268	324,394	395,662

Total US Government Agency Sponsored Pass-Throughs (Cost $2,535,331, $6,728,364 and $9,277,608, respectively)				2,551,459	6,728,345	9,279,804

US Government Backed 3.5%
US Treasury Bills:
1.583%, 1/20/2005	25,000	—	25,000	24,979	—	24,979
1.56%, 1/20/2005	—	30,000	30,000	—	29,975	29,975
US Treasury Bond:
6.0%, 2/15/2026	1,355,000	6,507,000	7,862,000	1,552,163	7,453,820	9,005,983
7.25%, 5/15/2016	300,000	3,396,000	3,696,000	375,516	4,250,838	4,626,354
7.5%, 11/15/2016	20,000	240,000	260,000	25,559	306,703	332,262
US Treasury Note:
1.5%, 3/31/2006	1,350,000	—	1,350,000	1,327,957	—	1,327,957
3.25%, 1/15/2009	1,751,000	9,449,000	11,200,000	1,735,816	9,367,058	11,102,874
4.25%, 11/15/2013	—	970,000	970,000	—	976,101	976,101

Total US Government Backed (Cost $4,945,080, 21,765,475 and $26,710,555, respectively)				5,041,990	22,384,495	27,426,485

Commercial and Non-Agency Mortgage-Backed Securities 2.3%
Bank of America Mortgage Securities, “2A6”, Series 2004-G, 4.657%, 8/25/2034	—	2,275,000	2,275,000	—	2,308,576	2,308,576
Bank of America-First Union Commercial Mortgage, Inc., “A1”, Series 2001-3, 4.89%, 4/11/2037	—	753,626	753,626	—	770,617	770,617
Chase Commercial Mortgage Securities Corp., “A1”, Series 2000-1, 7.656%, 4/15/2032	176,853	—	176,853	182,102	—	182,102
Citigroup Mortgage Loan Trust, Inc., “1CB2”, Series 2004-NCM2, 6.75%, 8/25/2034	347,023	249,145	596,168	361,663	259,655	621,318
Countrywide Alternative Loan Trust, “1A1”, Series 2004-J1, 6.0%, 2/25/2034	118,618	552,355	670,973	120,257	559,991	680,248
Countrywide Home Loans, “A5”, Series 2002-27, 5.5%, 12/25/2032	132,533	631,480	764,013	132,605	631,825	764,430
DLJ Mortgage Acceptance Corp., “A1B”, Series 1997-CF2, 144A, 6.82%, 10/15/2030	192,386		192,386	204,564		204,564

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)
First Union-Lehman Brothers Commercial Mortgae, “A3”, Series 1997-C1, 7.38%, 4/18/2029	—	1,639,701	1,639,701	—	1,744,730	1,744,730
GMAC Commercial Mortgage Securities, Inc., “A3”, Series 1997-C1, 6.869%, 7/15/2029	241,227	—	241,227	255,205	—	255,205
GS Mortgage Securities Corp. II, “C”, Series 1998-C1, 6.91%, 10/18/2030	205,000	—	205,000	224,359	—	224,359
Master Adjustable Rate Mortgages Trust, “9A2”, Series 2004-5, 4.88%, 6/25/2032	—	1,200,000	1,200,000	—	1,203,475	1,203,475
Master Alternative Loan Trust:
“3A1”, Series 2004-5, 6.5%, 6/25/2034	62,994	319,168	382,162	65,573	332,234	397,807
“8A1”, Series 2004-3, 7.0%, 4/25/2034	—	621,960	621,960	—	649,753	649,753
Master Asset Securitization Trust, “8A1”, Series 2003-6, 5.5%, 7/25/2033	231,923	1,107,927	1,339,850	233,807	1,116,929	1,350,736
Merrill Lynch Mortgage Investors, Inc., “B”, Series 1999-C1, 7.71%, 11/15/2031	220,000	—	220,000	251,790	—	251,790
Mortgage Capital Funding, Inc., “A3”, Series 1997-MC1, 7.288%, 7/20/2027	—	1,152,161	1,152,161	—	1,191,259	1,191,259
Residential Asset Securities Corp., “AI”, Series 2003-KS9, 4.71%, 3/25/2033	—	1,845,000	1,845,000	—	1,874,116	1,874,116
Structured Asset Securities Corp., “2A1”, Series 2003-1, 6.0%, 2/25/2018	105,819	105,819	211,638	109,787	109,787	219,574
TIAA Real Estate CDO Ltd., “A2”, Series 2001-C1A, 144A, 6.3%, 6/19/2021	146,344	—	146,344	155,323	—	155,323
Wachovia Bank Commercial Mortgage Trust, “A5”, Series 2004-C11, 5.215%, 1/15/2041	289,000	1,097,000	1,386,000	297,541	1,129,422	1,426,963
Washington Mutual Mortgage Securities Corp.:
“A7”, Series 2004-AR9, 4.267%, 8/25/2034	227,000	1,098,000	1,325,000	227,179	1,098,865	1,326,044
“4A1”, Series 2002-S7, 4.5%, 11/25/2032	—	204,173	204,173	—	204,567	204,567

Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $2,841,767,$15,222,370 and $18,064,137, respectively				2,821,755	15,185,801	18,007,556

Collateralized Mortgage Obligations 6.9%
Fannie Mae,
“A1”, Series 2002-93, 6.5%, 3/25/2032	—	479,385	479,385	—	497,038	497,038
“C”, Series 1997-M5, 6.74%, 8/25/2007	390,000	—	390,000	417,009	—	417,009
Fannie Mae Grantor Trust:
“1A3”, Series 2004-T2, 7.0%, 11/25/2043	119,237	562,651	681,888	126,354	596,233	722,587
“A2”, Series 2002-T16, 7.0%, 7/25/2042	132,686	1,315,416	1,448,102	140,605	1,393,927	1,534,532
Fannie Mae Whole Loan:
“3A2B”, Series 2003-W10, 3.056%, 7/25/2037	260,000	1,250,000	1,510,000	257,971	1,240,246	1,498,217

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)
“1A3”, Series 2004-W1, 4.49%, 11/25/2043	—	1,195,000	1,195,000	—	1,200,508	1,200,508
“2A”, Series 2002-W1, 7.5%, 2/25/2042	177,556	866,549	1,044,105	189,685	925,744	1,115,429
“5A”, Series 2004-W2, 7.5%, 3/25/2044	362,761	1,718,056	2,080,817	388,308	1,839,049	2,227,357
Federal Home Loan Mortgage Corp.:
“PV”, Series 2726, 3.5%, 4/15/2026	—	1,645,000	1,645,000	—	1,640,101	1,640,101
“QC”, Series 2694, 3.5%, 9/15/2020	—	1,900,000	1,900,000	—	1,888,295	1,888,295
“NB”, Series 2750, 4.0%, 12/15/2022	—	1,558,000	1,558,000	—	1,555,936	1,555,936
“ME”, Series 2691, 4.5%, 4/15/2032	285,000	3,040,000	3,325,000	272,718	2,908,995	3,181,713
“PE”, Series 2727, 4.5%, 7/15/2032	470,000	1,250,000	1,720,000	448,179	1,191,966	1,640,145
“QH”, Series 2694, 4.5%, 3/15/2032	595,000	2,990,000	3,585,000	573,161	2,880,253	3,453,414
“PE”, Series 2777, 5.0%, 4/15/2033	—	2,365,000	2,365,000	—	2,348,994	2,348,994
“PQ”, Series 2844, 5.0%, 5/15/2023	—	2,220,000	2,220,000	—	2,287,088	2,287,088
“QC”, Series 2836, 5.0%, 9/15/2022	—	2,220,000	2,220,000	—	2,279,616	2,279,616
“TE”, Series 2780, 5.0%, 1/15/2033	—	1,685,000	1,685,000	—	1,675,349	1,675,349
“BG”, Series 2640, 5.0%, 2/15/2032	510,000	—	510,000	511,929	—	511,929
“EG”, Series 2836, 5.0%, 12/15/2032	455,000	—	455,000	451,157	—	451,157
“JD”, Series 2778, 5.0%, 12/15/2032	290,000	—	290,000	288,188	—	288,188
“NE”, Series 2802, 5.0%, 2/15/2033	460,000	—	460,000	457,758	—	457,758
“PE”, Series 2512, 5.5%, 2/15/2022	—	420,000	420,000	—	436,118	436,118
“BD”, Series 2453, 6.0%, 5/15/2017	—	2,250,000	2,250,000	—	2,347,692	2,347,692
“Z”, Series 2173, 6.5%, 7/15/2029	78,137	—	78,137	82,024	—	82,024
“H”, Series 2278, 6.5%, 1/15/2031	92,535	—	92,535	94,966	—	94,966
Federal National Mortgage Association:
“TU”, Series 2003-122, 4.0%, 5/25/2016	350,000	—	350,000	353,416	—	353,416
“NE”, Series 2004-52, 4.5%, 7/25/2033	—	1,118,000	1,118,000	—	1,062,241	1,062,241
“QG”, Series 2004-29, 4.5%, 12/25/2032	—	1,245,000	1,245,000	—	1,183,932	1,183,932
“WB”, Series 2003-106, 4.5%, 10/25/2015	—	1,870,000	1,870,000	—	1,897,847	1,897,847
“A2”, Series 2002-W10, 4.7%, 8/25/2042	5,097	13,886	18,983	5,093	13,874	18,967
“1A3”, Series 2003-W18, 4.732%, 8/25/2043	270,000	—	270,000	271,302	—	271,302
“A2”, Series 2002-60, 4.75%, 2/25/2044	30,529	—	30,529	30,476	—	30,476
“KY”, Series 2002-55, 4.75%, 4/25/2028	—	138,093	138,093	—	137,873	137,873
“1A3”, Series 2003-W19, 4.783%, 11/25/2033	—	1,175,000	1,175,000	—	1,181,965	1,181,965
“KH”, Series 2003-92, 5.0%, 3/25/2032	260,000	—	260,000	257,157	—	257,157

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)
“PD”, Series 2002-31, 6.0%, 11/25/2021	1,300,000	6,500,000	7,800,000	1,344,279	6,721,396	8,065,675
“PM”, Series 2001-60, 6.0%, 3/25/2030	119,253	555,004	674,257	120,795	562,179	682,974
“HM”, Series 2002-36, 6.5%, 12/25/2029	—	111,715	111,715	—	113,051	113,051
“2A”, Series 2003-W8, 7.0%, 10/25/2042	168,485	—	168,485	177,746	—	177,746
FHLMC Structured Pass-Through Securities, “3A”, Series T-58, 7.0%, 9/25/2043	183,399	871,147	1,054,546	194,174	922,327	1,116,501
Government National Mortgage Association:
“DH”, Series 2004-3, 3.75%, 2/20/2027	810,000	—	810,000	806,141	—	806,141
“PD”, Series 2004-30, 5.0%, 2/20/2033	—	1,115,000	1,115,000	—	1,109,851	1,109,851

Total Collateralized Mortgage Obligations (Cost $8,170,421, $45,449,574 and $53,619,995, respectively)				8,260,591	46,039,684	54,300,275

Government National Mortgage Association 0.6%
Government National Mortgage Association:
5.0%, 9/20/2033	223,786	1,053,108	1,276,894	223,979	1,054,020	1,277,999
6.0% with various maturities from 7/20/2034 until 8/20/2034	818,318	1,637,251	2,455,569	847,685	1,696,008	2,543,693
6.5%, 4/20/2034	287,983	—	287,983	303,310	—	303,310

Total Government National Mortgage Association (Cost $1,369,996, $2,727,906 and $4,097,902, respectively)				1,374,974	2,750,028	4,125,002

Municipal Investments 1.9%
Brockton, MA, Core City General Obligation, Economic Development, Series A, 6.45%, 5/1/2017	560,000	—	560,000	622,658	—	622,658
Broward County, FL, Airport Revenue, Airport Systems Revenue, Series J-2, 6.13%, 10/1/2007	—	1,000,000	1,000,000	—	1,062,080	1,062,080
Charlotte-Meckelberg, NC, Hospital Authority Health Care System Revenue, ETM, 5.0%, 8/1/2015	510,000	—	510,000	517,900	—	517,900
Hoboken, NJ, Core City General Obligation, Series B, 3.8%, 1/1/2008	270,000	—	270,000	270,419	—	270,419
Illinois, Higher Education Revenue, Educational Facilities Authority, Series C, 7.1%, 7/1/2012	—	1,000,000	1,000,000	—	1,156,040	1,156,040
Jersey City, NJ, Water & Sewer Revenue, Municipal Utilities Authority, Water Revenue, Series B, 4.91%, 5/15/2015	385,000	—	385,000	381,739	—	381,739
Jicarilla, NM, Sales & Special Tax Revenue, Apache Nation Revenue, 5.2%, 12/1/2013	215,000	—	215,000	220,433	—	220,433
Mashantucket, CT, Special Assessment Revenue, Western Pequot Tribe Special Revenue, Series A, 144A, 6.57%, 9/1/2013	—	1,285,000	1,285,000	—	1,410,030	1,410,030

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)
New York, General Obligation, Environmental Facilities Corp., Series B, 4.95%, 1/1/2013	—	1,895,000	1,895,000	—	1,933,260	1,933,260
Ohio, Sales & Special Tax Revenue, 7.6%, 10/1/2016	—	1,000,000	1,000,000	—	1,081,940	1,081,940
Passaic County, NJ, County General Obligation, 5.0%, 2/15/2017	—	1,735,000	1,735,000	—	1,727,886	1,727,886
Texas, American Campus Properties Student Housing Financing Ltd, 6.125%, 8/1/2023	—	1,040,000	1,040,000	—	1,109,857	1,109,857
Union County, NJ, Improvement Authority, Student Loan Revenue, 5.29%, 4/1/2018	—	1,185,000	1,185,000	—	1,208,807	1,208,807
Washington, Industrial Development Revenue, 3.5%, 10/1/2010	—	1,840,000	1,840,000	—	1,766,529	1,766,529
Yazoo County, MS, Sales & Special Tax Revenue, Series B, 4.3%, 9/1/2010	355,000	—	355,000	357,077	—	357,077

Total Municipal Investments (Cost $2,285,380, $12,310,926 and $14,596,306, respectively)				2,370,226	12,456,429	14,826,655

Convertible Bond 0.0%
DIMON, Inc., 6.25%, 3/31/2007	—	70,000	70,000	—	65,625	65,625
HIH Capital Ltd., 144A, Series DOM, 7.5%, 9/25/2006	10,000	50,000	60,000	9,900	49,500	59,400

Total Convertible Bond (Cost $9,930, $114,979 and $124,909, respectively)				9,900	115,125	125,025

Warrants 0.0%
MircoStrategy, Inc.	—	96	96	—	9	9
TravelCenters of America, Inc.	10	40	50	50	200	250

Total Warrants (Cost $50, $200 and $250, respectively)				50	209	259

Other Investments 0.1%
Hercules Trust II, (Common Stock Unit)

Total Other Investments (Cost $87,375, $398,781 and $486,156, respectively)	105,000	510,000	615,000	88,200	428,400	516,600

Exchange Traded Funds 0.1%
Semiconductor HOLDRs Trust

Total Exchange Traded Funds (Cost $167,341, $843,677 and $1,011,018, respectively)	4,800	24,200	29,000	160,129	807,312	967,441

Securities Lending Collateral 0.0%
Daily Assets Fund Institutional, 2.25%

Total Securities Lending Collateral (Cost $79,425, $0 and $79,425, respectively)	79,425	—	79,425	79,425	—	79,425

Cash Equivalents 3.2%
Scudder Cash Management QP Trust, 2.24%

Total Cash Equivalents (Cost $3,967,120, $21,146,078 and $25,113,198, respectively)	3,967,120	21,146,078	25,113,198	3,967,120	21,146,078	25,113,198

	Balanced Portfolio Par/Share Amount	Total Return Portfolio Par/Share Amount	Total Return Portfolio– Combined Pro Forma Par/Share Amount	Balanced Portfolio Market Value ($)	Total Return Portfolio Market Value ($)	Total Return Portfolio– Combined Pro Forma Market Value ($)
Total Investment Portfolio (Cost $116,186,557, $585,559,850 and $701,746,407, respectively) 99.8%				130,385,193	652,892,616	783,277,809
Other Assets and Liabilities, Net 0.2%				(7,933)	1,657,614	1,649,681

Net Assets 100.0%				130,377,260	654,550,230	784,927,490

Portfolio Abbreviations and Definitions:

144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
ADR:	American Depository Receipts
PIK:	Denotes that all or a portion of the income is paid in kind.
REIT:	Real Estate Investment Trust
HOLDRS:	Holding Company Depository Receipts

Currency Abbreviations:

COP:	Colombian Peso
EUR:	Euro
MXN:	Mexican Peso

Capitalization. The following table sets forth the unaudited capitalization of each Fund as of December 31, 2004 and of Total Return Portfolio on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:(1)

	Total Return Portfolio	Balanced Portfolio	Pro Forma Adjustments	Total Return Portfolio–Pro Forma Combined
Net Assets
Class A Shares	$621,557,263	$130,377,260	$—	$751,934,523
Class B Shares	32,992,967	—	—	32,992,967

Total Net Assets	$654,550,230	$130,377,260	$—	$784,927,490

Shares Outstanding
Class A Shares	27,789,320	11,143,673	(5,315,454)	33,617,539
Class B Shares	1,477,597	—	—	1,477,597

Net Asset Value Per Share
Class A Shares	$22.37	$11.70	—	$22.37
Class B Shares	$22.33	—	—	$22.33

1)	Assumes the merger had been consummated on December 31, 2004, and is for information purposes only. No assurance can be given as to how many shares of Total Return Portfolio will be received by the shareholders of Balanced Portfolio on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of Total Return Portfolio that actually will be received on or after such date.

PRO FORMA COMBINED CONDENSED STATEMENT OF ASSETS

AND LIABILITIES AS OF DECEMBER 31, 2004 (UNAUDITED)

	Total Return Portfolio	Balanced Portfolio	Pro Forma Adjustments	Total Return Portfolio–Pro Forma Combined
Investments, at value	$652,892,616	$130,385,193	$—	$783,277,809
Cash	39,710	180,441	—	220,151
Other assets less liabilities	1,617,904	(188,374)	—	1,429,530

Total Net Assets	$654,550,230	$130,377,260	—	$784,927,490

Net Assets
Class A Shares	$621,557,263	$130,377,260	—	$751,934,523
Class B Shares	32,992,967	—	—	32,992,967

Total Net Assets	$654,550,230	$130,377,260	—	$784,927,490

Shares Outstanding
Class A Shares	27,789,320	11,143,673	(5,315,454)	33,617,539
Class B Shares	1,477,597	—	—	1,477,597

Net Asset Value Per Share
Class A Shares	$22.37	$11.70	—	$22.37
Class B Shares	$22.33	—	—	$22.33

PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2004 (UNAUDITED)

	Total Return Portfolio	Balanced Portfolio	Pro Forma Adjustments		Total Return Portfolio–Pro Forma Combined
Investment Income:
Interest and dividend income	$18,463,172	$3,696,800	$—		$22,159,972

Total Investment Income	18,463,172	3,696,800			22,159,972
Expenses
Management fees	3,670,402	646,731	(679,505	)(2)	3,637,628
Record keeping fee	34,972	—	—		34,972
Accounting Fee	—	79,611	53,414	(3)	133,025
Custodian Fee	39,230	24,310	(12,658	)(3)	50,882
Distribution Service Fees	66,432	—	—		66,432
Auditing	22,235	32,580	(5,144	)(3)	49,671
Legal	25,057	12,830	(5,724	)(3)	32,163
Trustees fees	26,175	7,172	(12,815	)(3)	20,532
Reports to Shareholders	105,061	14,160	15,383	(3)	134,604
All other expenses	33,337	2,906	(15,105	)(3)	21,138

Total expenses before reductions	4,022,901	820,300	(662,154)		4,181,047
Expense reductions	(6,817)	(3,588)	—		(10,405)

Expenses, net	4,016,084	816,712	(662,154)		4,170,642

Net investment income (loss)	14,447,088	2,880,088	662,154		17,989,330

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments, foreign currency related transactions	39,912,342	9,114,340	—		49,026,682
Net unrealized appreciation (depreciation) on investments, and foreign currency related transactions	(12,171,380)	(3,739,258)	—		(15,910,638)

Net increase in net assets from operations	$42,188,050	$8,255,170	$662,154		$51,105,374

Notes to Pro Forma Combined Financial Statements

December 31, 2004

1.	These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of December 31, 2004, and the unaudited pro forma condensed Statement of Operations for the year ended December 31, 2004 for Total Return Portfolio and Balanced Portfolio as adjusted giving effect to the merger as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each portfolio and have been prepared in accordance with accounting principles generally accepted in the United States of America which require use of management estimates. Actual results could differ from those estimates.

Basis of Combination

Under the terms of the Plan of Reorganization, the combination will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Balanced Portfolio in exchange for shares of Total Return Portfolio at net asset value. Following the acquisition, Total Return Portfolio will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods will not be restated.

Portfolio Valuation

Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sales price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which may take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes

It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of their taxable income to shareholders. After the acquisition, Total Return Portfolio intends to continue to qualify as a regulated investment company.

2.	Represents reduction in management fees resulting from the application of Total Return Fund’s lower management fee agreement, which will go into effect upon the consummation of the merger, to the pro forma combined average daily net assets.

3.	Represents estimated increase (decrease) in expenses resulting from the merger.

Supplement to the currently effective Statement of Additional Information of each of the listed portfolios:

Scudder Variable Series II

•	Scudder Aggressive Growth Portfolio

•	Scudder Blue Chip Portfolio

•	Scudder Conservative Income Strategy Portfolio

•	Scudder Fixed Income Portfolio

•	Scudder Global Blue Chip Portfolio

•	Scudder Government & Agency Securities Portfolio

•	Scudder Growth Portfolio

•	Scudder Growth & Income Strategy Portfolio

•	Scudder Growth Strategy Portfolio

•	Scudder High Income Portfolio

•	Scudder Income & Growth Strategy Portfolio

•	Scudder International Select Equity Portfolio

•	Scudder Large Cap Value Portfolio

•	Scudder Mercury Large Cap Core Portfolio

•	Scudder Money Market Portfolio

•	Scudder Small Cap Growth Portfolio

•	Scudder Strategic Income Portfolio

•	Scudder Technology Growth Portfolio

•	Scudder Templeton Foreign Value Portfolio

•	Scudder Total Return Portfolio

•	SVS Davis Venture Value Portfolio

•	SVS Dreman Financial Services Portfolio

•	SVS Dreman High Return Equity Portfolio

•	SVS Dreman Small Cap Value Portfolio

•	SVS Eagle Focused Large Cap Growth Portfolio

•	SVS Focus Value+Growth Portfolio

•	SVS Index 500 Portfolio

•	SVS INVESCO Dynamic Growth Portfolio

•	SVS Janus Growth and Income Portfolio

•	SVS Janus Growth Opportunities Portfolio

•	SVS MFS Strategic Value Portfolio

•	SVS Oak Strategic Equity Portfolio

•	SVS Turner Mid Cap Growth Portfolio

The following supplements the “Investment Restrictions” section of each portfolio’s Statement of Additional Information:

The Portfolio’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the Portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The Portfolio does not disseminate nonpublic information about portfolio holdings except in accordance with policies and procedures adopted by the Portfolio.

The Portfolio’s procedures permit nonpublic portfolio holdings information to be shared with affiliates of the advisor, subadvisors, custodians, independent registered public accounting firms, securities lending agents and other service providers to the Portfolio who require access to this information to fulfill their duties to the Portfolio, subject to the requirements described below. This information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Lipper, or other entities if the Portfolio has a legitimate business purpose in providing the information sooner than 16 days after month-end or on a more frequent basis, as applicable, subject to the requirements described below.

Prior to any disclosure of the Portfolio’s nonpublic portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Portfolio’s Trustees must make a good faith determination in light of the facts then known that the Portfolio has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Portfolio, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received. Periodic reports regarding these procedures will be provided to the Portfolio’s Trustees.

The third paragraph is deleted from the “Purchases and Redemptions” section in the Statement of Additional Information.

Please Retain This Supplement for Future Reference

February 9, 2005

Supplement to the currently effective Statement of Additional Information of each of the listed portfolios:

Scudder Variable Series II

•	Scudder Aggressive Growth Portfolio

•	Scudder Blue Chip Portfolio

•	Scudder Conservative Income Strategy Portfolio

•	Scudder Fixed Income Portfolio

•	Scudder Global Blue Chip Portfolio

•	Scudder Government & Agency Securities Portfolio

•	Scudder Growth Portfolio

•	Scudder Growth & Income Strategy Portfolio

•	Scudder Growth Strategy Portfolio

•	Scudder High Income Portfolio

•	Scudder Income & Growth Strategy Portfolio

•	Scudder International Select Equity Portfolio

•	Scudder Large Cap Value Portfolio

•	Scudder Mercury Large Cap Core Portfolio

•	Scudder Money Market Portfolio

•	Scudder Small Cap Growth Portfolio

•	Scudder Strategic Income Portfolio

•	Scudder Technology Growth Portfolio

•	Scudder Templeton Foreign Value Portfolio

•	Scudder Total Return Portfolio

•	SVS Davis Venture Value Portfolio

•	SVS Dreman Financial Services Portfolio

•	SVS Dreman High Return Equity Portfolio

•	SVS Dreman Small Cap Value Portfolio

•	SVS Eagle Focused Large Cap Growth Portfolio

•	SVS Index 500 Portfolio

•	SVS Janus Growth and Income Portfolio

•	SVS Janus Growth Opportunities Portfolio

•	SVS MFS Strategic Value Portfolio

•	SVS Oak Strategic Equity Portfolio

•	SVS Turner Mid Cap Growth Portfolio

The following information replaces the disclosure in the portfolios’ Statements of Additional Information regarding the Advisor’s policies with respect to its selection of broker-dealers to execute the purchase and sale of the portfolios’ portfolio securities for the above-listed portfolios, the allocation of trades among the portfolios and the use of broker-dealers that are affiliated with the Advisor appearing under the caption: “Portfolio Transactions.” Other disclosure appearing under this caption, including the amount of brokerage commissions paid by a portfolio during the three most recent fiscal years, the amount of brokerage commissions directed for research during a portfolio’s most recent fiscal year, the amount of brokerage commissions paid to affiliated broker-dealers during a portfolio’s three most recent fiscal years and a portfolio’s holdings of securities issued by its regular brokers and dealers as of the end of the portfolio’s most recent fiscal year, is not affected by this supplement.

PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those portfolios for which a sub-investment advisor manages the portfolio’s investments, references in this section to the “Advisor” should be read to mean the Sub-Advisor.

The policy of the Advisor in placing orders for the purchase and sale of securities for the portfolios is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the portfolios to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the portfolios to their customers. However, the Advisor does not consider sales of shares of the portfolios as a factor in the selection of broker-dealers to execute portfolio transactions for the portfolios and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the portfolios as a factor in the selection of broker-dealers to execute portfolio transactions for the portfolios.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for a portfolio, to cause the portfolio to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the portfolio in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the portfolio making the trade, and not all such information is used by the Advisor in connection with such portfolio. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the portfolio.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for each portfolio and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a portfolio with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the portfolio, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the portfolio.

Deutsche Bank AG or one of its affiliates (or in the case of a sub-adviser, the sub-adviser or one of its affiliates) may act as a broker for the portfolios and receive brokerage commissions or other transaction-related compensation from the funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the portfolios’ Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Please Retain This Supplement for Future Reference

February 9, 2005

Scudder Variable Series II:

Scudder Aggressive Growth Portfolio

Scudder Blue Chip Portfolio

Scudder Large Cap Value Portfolio

Scudder Fixed Income Portfolio

Scudder Global Blue Chip Portfolio

Scudder Government & Agency Securities Portfolio

Scudder Growth Portfolio

Scudder High Income Portfolio

Scudder International Select Equity Portfolio

Scudder Money Market Portfolio

Scudder Small Cap Growth Portfolio

Scudder Strategic Income Portfolio

Scudder Technology Growth Portfolio

Scudder Total Return Portfolio

SVS Davis Venture Value Portfolio

SVS Dreman Financial Services Portfolio

SVS Dreman High Return Equity Portfolio

SVS Dreman Small Cap Value Portfolio

SVS Eagle Focused Large Cap Growth Portfolio

SVS Focus Value+Growth Portfolio

SVS Index 500 Portfolio

SVS INVESCO Dynamic Growth Portfolio

SVS Janus Growth & Income Portfolio

SVS Janus Growth Opportunities Portfolio

SVS MFS Strategic Value Portfolio

SVS Oak Strategic Equity Portfolio

SVS Turner Mid Cap Growth Portfolio

Scudder Templeton Foreign Value Portfolio

The following supplements information presented in the Portfolios Statement of Additional Information under the heading “Investment Restrictions”:

Each of the above Portfolios will not acquire securities of registered, open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the Investment Company Act of 1940, as amended.

December 22, 2004

November 22, 2004

SVS2-36XX

Supplement to the currently effective Statement of Additional Information for the following Portfolio:

Scudder Variable Series II - Total Return Portfolio

The following supplements the disclosure in the “Investment and Restrictions” section of the Portfolio’s currently effective SAI:

The Portfolio may also invest up to 15% of its total assets in credit default swaps. Credit default swaps are used as a means of “buying” credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of the Portfolio’s holdings, or “selling” credit protection, i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer. No more than 5% of the Portfolio’s assets may be invested in credit default swaps for the purposes of buying credit protection. The Portfolio will only sell credit protection with respect to securities in which it would be authorized to invest directly. The Portfolio may also borrow up to 5% of the Portfolio’s net assets against called and tendered bonds in the Portfolio. For the risks associated with borrowing, please see the “Borrowing” subsection of the “Investment Restrictions” section of the SAI.

The following supplements the disclosure in the “Investment Policies and Techniques” section of the Portfolio’s currently effective SAI:

Bank Loans. The Portfolio may invest in bank loans, which are typically senior debt obligations of borrowers (issuers) and as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans which hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower’s assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes has a market value at the time of acquisition that equals or exceeds the principal amount of the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. It is important to note that Moody’s and S&P generally rate bank loans a notch or two higher than high yield bonds of the same issuer to reflect their more senior position. The Portfolio may invest in both fixed- and floating-rate loans. In addition, bank loans can trade either as an “assignment” or “participation.” When the Portfolio buys an assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are assignments and would therefore generally represent the preponderance of bank loans held by the Portfolio. In certain cases, the Portfolio may buy bank loans on a participation basis, if for example, the Portfolio did not want to become party to the bank agreement. However, in all cases, the Portfolio will not purchase bank loans where Deutsche Bank, or an affiliate, serves as an agent bank.

Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender. If the Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.

In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the portfolio the direct debtor-creditor relationship with the borrower, SEC interpretations require the portfolio, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of the Portfolio’s investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict the Portfolio’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Variable Rate Securities. The Portfolio, may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that “float” continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank’s prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities (“Variable Rate Demand Securities”) have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. The Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

The following replaces related disclosure in the “Swaps, Caps, Floors and Collars” subsection of the “Investment Policies and Techniques” section of the Portfolio’s currently effective SAI:

Among the Strategic Transactions into which the Portfolio may enter are currency, and other types of swaps and the purchase or sale of related caps, floors and collars. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed, regular fee. The seller of protection provides the buyer with a contingent exchange that occurs upon a credit event.

Swaps have special risks associated including possible default by the counterparty to the transaction, illiquidity and, where swaps are used for hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed. Whether the use of swap agreements will be successful in furthering its investment objective will depend on the Advisor’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Subadvisor. Effective November 2004, Deutsche Asset Management Investment Services Limited (“DeAMIS”), One Appold Street, London, England, an affiliate of the Advisor, is the subadvisor for a portion of the assets of Scudder Total Return Portfolio. DeAMIS serves as sub-advisor pursuant to the terms of a Subadvisory Agreement between it and the Advisor.

Under the terms of the Subadvisory Agreement, DeAMIS manages the investment and reinvestment of a portion of the Portfolio’s portfolio and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The Advisor pays DeAMIS for its services a subadvisory fee, payable monthly, at the annual rate of 0.50% of the Portfolio’s average daily net assets for assets allocated to DeAMIS.

The Subadvisory Agreement provides that DeAMIS will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the Subadvisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DeAMIS in the performance of its duties or from reckless disregard by DeAMIS of its obligations and duties under the Subadvisory Agreement.

The Subadvisory Agreement remains in effect until September 30, 2005 unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, the Subadvisory Agreement shall continue in effect until September 30, 2005 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Trustees of the Trust who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust, or (b) by the shareholders or the Board of Trustees of the Trust. The Subadvisory Agreement may be terminated at any time upon 60 days’ notice by the Advisor or by the Board of Trustees of the Trust or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement.

Please Retain This Supplement for Future Reference

November 22, 2004

Supplement to the currently effective Statement of Additional Information of each of the listed funds:

Cash Account Trust

•	Government & Agency Securities Portfolio

•	Money Market Portfolio

•	Tax-Exempt Portfolio

Cash Equivalent Fund

•	Government & Agency Securities Portfolio

•	Money Market Portfolio

•	Tax-Exempt Portfolio

Cash Reserve Fund, Inc.

•	Prime Series

•	Tax-Free Series

•	Treasury Series

Investors Cash Trust

•	Government & Agency Securities Portfolio

•	Treasury Portfolio

Investors Municipal Cash Fund

•	Investors Florida Municipal Cash Fund

•	Investors Michigan Municipal Cash Fund

•	Investors New Jersey Municipal Cash Fund

•	Investors Pennsylvania Municipal Cash Fund

•	Tax-Exempt New York Money Market Fund

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Advisor Funds

•	Cash Management

•	New York Tax Free Money

•	Tax-Free Money

•	Treasury Money

•	PreservationPlus Income Fund

Scudder Advisor Funds III

•	Money Market

•	PreservationPlus Fund

Scudder Balanced Fund

Scudder Blue Chip Fund

Scudder California Tax-Free Income Fund

Scudder Capital Growth Fund

Scudder Cash Investment Trust

Scudder Cash Reserves Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder Dreman-Small Cap Value Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder EAFE Equity Index Fund

Scudder Emerging Markets Debt Fund

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder Fixed Income Fund

Scudder Flag Investors Communications Fund

Scudder Flag Investors Equity Partners Fund

Scudder Flag Investors Value Builder Fund

Scudder Florida Tax-Free Income Fund

Scudder Focus Value Plus Growth Fund

Scudder Global Biotechnology Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Global Fund

Scudder GNMA Fund

Scudder Gold and Precious Metals Fund

Scudder Greater Europe Growth Fund

Scudder Growth Fund

Scudder Growth & Income Fund

Scudder Health Care Fund

Scudder High Income Fund

Scudder High Income Plus Fund

Scudder High Income Opportunity Fund

Scudder High Yield Tax-Free Fund

Scudder Income Fund

Scudder Institutional Funds

•	Cash Management Fund

•	Cash Reserves Fund

•	Scudder International Equity Fund

•	Scudder Equity 500 Index Fund

•	Daily Assets Fund

•	Treasury Money Fund

Scudder Intermediate Tax/AMT Free Fund

Scudder International Equity Fund

Scudder International Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Large Cap Value Fund

Scudder Large Company Growth Fund

Scudder Large Company Value Fund

Scudder Latin America Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Short Range Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Mid Cap Growth Fund

Scudder Micro Cap Fund

Scudder Money Funds

•	Scudder Government & Agency Money Fund

•	Scudder Money Market Fund

•	Scudder Tax-Exempt Money Fund

Scudder Money Market Series

Scudder Municipal Bond Fund

Scudder New Europe Fund

Scudder New York Tax-Free Income Fund

Scudder Pacific Opportunities Fund

Scudder Pathway Series: Conservative Portfolio

Scudder Pathway Series: Growth Portfolio

Scudder Pathway Series: Moderate Portfolio

Scudder Retirement Fund — Series V

Scudder Retirement Fund — Series VI

Scudder Retirement Fund — Series VII

Scudder RREEF Real Estate Securities Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder Short Duration Fund

Scudder Short-Term Bond Fund

Scudder Short-Term Municipal Bond Fund

Scudder Small Cap Growth Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Strategic Income Fund

Scudder Target 2010 Fund

Scudder Target 2011 Fund

Scudder Target 2012 Fund

Scudder Target 2013 Fund

Scudder Tax Advantaged Dividend Fund

Scudder Tax-Free Money Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Total Return Bond Fund

Scudder Total Return Fund

Scudder US Bond Index Fund

Scudder US Government Securities Fund

Scudder U.S. Treasury Money Fund

Scudder Worldwide 2004 Fund

Scudder Yieldwise Funds

•	Scudder Yieldwise Government & Agency Money Fund

•	Scudder Yieldwise Money Fund

•	Scudder Yieldwise Municipal Money Fund

Scudder Investments VIT Funds

•	Scudder EAFE Equity Index Fund

•	Scudder Equity 500 Index Fund

•	Scudder Real Estate Securities Portfolio

•	Scudder Small Cap Index Fund

Scudder Variable Series I

•	Scudder Bond Portfolio

•	Scudder Balanced Portfolio

•	Scudder Growth and Income Portfolio

•	Scudder Capital Growth Portfolio

•	Scudder 21st Century Growth Portfolio

•	Scudder Global Discovery Portfolio

•	Scudder International Portfolio

•	Scudder Health Sciences Portfolio

•	Money Market Portfolio

Scudder Variable Series II

•	Scudder Aggressive Growth Portfolio

•	Scudder Blue Chip Portfolio

•	Scudder Conservative Income Strategy Portfolio

•	Scudder Growth and Income Strategy Portfolio

•	Scudder Growth Strategy Portfolio

•	Scudder Income and Growth Strategy Portfolio

•	Scudder Large Cap Value Portfolio

•	SVS Davis Venture Value Portfolio

•	SVS Dreman Financial Services Portfolio

•	SVS Dreman High Return Equity Portfolio

•	SVS Dreman Small Cap Value Portfolio

•	SVS Eagle Focused Large Cap Growth Portfolio

•	SVS Focus Value+Growth Portfolio

•	SVS Index 500 Portfolio

•	SVS Invesco Dynamic Growth Portfolio

•	SVS Janus Growth and Income Portfolio

•	SVS Janus Growth Opportunities Portfolio

•	SVS MFS Strategic Value Portfolio

•	SVS Turner Mid Cap Growth Portfolio

•	SVS Oak Strategic Equity Portfolio

•	Scudder Fixed Income Portfolio

•	Scudder Global Blue Chip Portfolio

•	Scudder Government & Agency Securities Portfolio

•	Scudder Growth Portfolio

•	Scudder High Income Portfolio

•	Scudder International Select Equity Portfolio

•	Scudder Money Market Portfolio

•	Scudder Small Cap Growth Portfolio

•	Scudder Strategic Income Portfolio

•	Scudder Technology Growth Portfolio

•	Scudder Total Return Portfolio

Tax-Exempt California Money Market Fund

The following paragraph supplements the “Directors/Trustees and Officers” section of each Fund’s Statement of Additional Information:

Agreement to Indemnify Independent Directors/Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, each Fund’s investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or the investment advisor (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Funds against the Funds, their directors and officers, the Funds’ investment advisor and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, each Fund’s investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Funds’ Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund’s Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s duties as a director or trustee of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by each Fund’s investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

October 20, 2004

Supplement to the currently effective Statement of Additional Information of each of the listed funds:

Cash Account Trust

•	Government & Agency Securities Portfolio

•	Money Market Portfolio

•	Tax-Exempt Portfolio

Cash Equivalent Fund

•	Government & Agency Securities Portfolio

•	Money Market Portfolio

•	Tax-Exempt Portfolio

Cash Reserve Fund, Inc.

•	Prime Series

•	Tax-Free Series

•	Treasury Series

Investors Cash Trust

•	Government & Agency Securities Portfolio

•	Treasury Portfolio

Investors Municipal Cash Fund

•	Investors Florida Municipal Cash Fund

•	Investors Michigan Municipal Cash Fund

•	Investors New Jersey Municipal Cash Fund

•	Investors Pennsylvania Municipal Cash Fund

•	Tax-Exempt New York Money Market Fund

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Advisor Funds

•	Cash Management

•	New York Tax Free Money

•	Tax-Free Money

•	Treasury Money

•	PreservationPlus Income Fund

Scudder Advisor Funds III

•	Money Market

•	PreservationPlus Fund

Scudder Balanced Fund

Scudder Blue Chip Fund

Scudder California Tax-Free Income Fund

Scudder Capital Growth Fund

Scudder Cash Reserves Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder Dreman-Small Cap Value Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder EAFE Equity Index Fund

Scudder Emerging Markets Debt Fund

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder Fixed Income Fund

Scudder Flag Investors Communications Fund

Scudder Flag Investors Equity Partners Fund

Scudder Flag Investors Value Builder Fund

Scudder Florida Tax-Free Income Fund

Scudder Focus Value Plus Growth Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Global Fund

Scudder GNMA Fund

Scudder Gold and Precious Metals Fund

Scudder Greater Europe Growth Fund

Scudder Growth Fund

Scudder Growth & Income Fund

Scudder High Income Fund

Scudder High Income Plus Fund

Scudder High Income Opportunity Fund

Scudder Income Fund

Scudder Institutional Funds

•	Cash Management Fund

•	Cash Reserves Fund

•	Scudder International Equity Fund

•	Scudder Equity 500 Index Fund

•	Daily Assets Fund

•	Treasury Money Fund

Scudder International Equity Fund

Scudder International Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Large Cap Value Fund

Scudder Large Company Growth Fund

Scudder Large Company Value Fund

Scudder Latin America Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Short Range Fund

Scudder Massachusetts Tax-Free Fund

Scudder Mid Cap Fund

Scudder Micro Cap Fund

Scudder Money Funds

•	Scudder Government & Agency Money Fund

•	Scudder Money Market Fund

•	Scudder Tax-Exempt Money Fund

Scudder Municipal Bond Fund

Scudder New Europe Fund

Scudder New York Tax-Free Income Fund

Scudder Pacific Opportunities Fund

Scudder Pathway Series: Conservative Portfolio

Scudder Pathway Series: Growth Portfolio

Scudder Pathway Series: Moderate Portfolio

Scudder Retirement Fund — Series V

Scudder Retirement Fund — Series VI

Scudder Retirement Fund — Series VII

Scudder RREEF Real Estate Securities Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder Short Duration Fund

Scudder Short-Term Bond Fund

Scudder Short-Term Municipal Bond Fund

Scudder Small Cap Growth Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Strategic Income Fund

Scudder Target 2010 Fund

Scudder Target 2011 Fund

Scudder Target 2012 Fund

Scudder Target 2013 Fund

Scudder Tax Advantaged Dividend Fund

Scudder Total Return Bond Fund

Scudder Total Return Fund

Scudder US Bond Index Fund

Scudder US Government Securities Fund

Scudder Worldwide 2004 Fund

Scudder Yieldwise Funds

•	Scudder Yieldwise Government & Agency Money Fund

•	Scudder Yieldwise Money Fund

•	Scudder Yieldwise Municipal Money Fund

Scudder Investments VIT Funds

•	Scudder EAFE Equity Index Fund

•	Scudder Equity 500 Index Fund

•	Scudder Real Estate Securities Portfolio

•	Scudder Small Cap Index Fund

Scudder Variable Series I

•	Scudder Bond Portfolio

•	Scudder Balanced Portfolio

•	Scudder Growth and Income Portfolio

•	Scudder Capital Growth Portfolio

•	Scudder 21st Century Growth Portfolio

•	Scudder Global Discovery Portfolio

•	Scudder International Portfolio

•	Scudder Health Sciences Portfolio

•	Money Market Portfolio

Scudder Variable Series II

•	Scudder Aggressive Growth Portfolio

•	Scudder Blue Chip Portfolio

•	Scudder Large Cap Value Portfolio

•	SVS Davis Venture Value Portfolio

•	SVS Dreman Financial Services Portfolio

•	SVS Dreman High Return Equity Portfolio

•	SVS Dreman Small Cap Value Portfolio

•	SVS Eagle Focused Large Cap Growth Portfolio

•	SVS Focus Value+Growth Portfolio

•	SVS Index 500 Portfolio

•	SVS Invesco Dynamic Growth Portfolio

•	SVS Janus Growth and Income Portfolio

•	SVS Janus Growth Opportunities Portfolio

•	SVS MFS Strategic Value Portfolio

•	SVS Turner Mid Cap Growth Portfolio

•	SVS Oak Strategic Equity Portfolio

•	Scudder Fixed Income Portfolio

•	Scudder Global Blue Chip Portfolio

•	Scudder Government & Agency Securities Portfolio

•	Scudder Growth Portfolio

•	Scudder High Income Portfolio

•	Scudder International Select Equity Portfolio

•	Scudder Money Market Portfolio

•	Scudder Small Cap Growth Portfolio

•	Scudder Strategic Income Portfolio

•	Scudder Technology Growth Portfolio

•	Scudder Total Return Portfolio

Tax-Exempt California Money Market Fund

The following information is added to or amends each Fund’s Statement of Additional Information:

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting our Web site at: aarp.scudder.com for Class AARP shares, myscudder.com for Class S shares, or scudder.com for all other classes (type “proxy voting” in the search field).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

September 27, 2004

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2004

CLASS A AND B SHARES

SCUDDER VARIABLE SERIES II

222 South Riverside Plaza, Chicago, Illinois 60606

1-800-778-1482

This combined Statement of Additional Information is not a prospectus. It should be read in conjunction with the applicable prospectuses of Scudder Variable Series II (the “Fund”) dated May 1, 2004, as amended from time to time. The prospectuses may be obtained without charge from the Fund by calling the toll-free number listed above, and are also available along with other related materials on the Securities and Exchange Commission Internet web site (http://www.sec.gov). The prospectuses are also available from Participating Insurance Companies.

Scudder Variable Series II offers a choice of 31 portfolios (each a “Portfolio,” collectively, the “Portfolios”), 27 of which are offered herein, to holders of certain variable life insurance and variable annuity contracts offered by participating insurance companies.

The Portfolios offered herein are:

Scudder Aggressive Growth Portfolio

Scudder Blue Chip Portfolio

Scudder Fixed Income Portfolio

Scudder Global Blue Chip Portfolio

Scudder Government & Agency Securities Portfolio (formerly, Scudder Government Securities Portfolio)

Scudder Growth Portfolio

Scudder High Income Portfolio

Scudder International Select Equity Portfolio

Scudder Large Cap Value Portfolio (formerly, Scudder Contrarian Value Portfolio)

Scudder Money Market Portfolio

Scudder Small Cap Growth Portfolio

Scudder Strategic Income Portfolio

Scudder Technology Growth Portfolio

Scudder Total Return Portfolio

SVS Davis Venture Value Portfolio

SVS Dreman Financial Services Portfolio

SVS Dreman High Return Equity Portfolio

SVS Dreman Small Cap Value Portfolio

SVS Eagle Focused Large Cap Growth Portfolio

SVS Focus Value+Growth Portfolio

SVS Index 500 Portfolio

SVS INVESCO Dynamic Growth Portfolio

SVS Janus Growth And Income Portfolio

SVS Janus Growth Opportunities Portfolio

SVS MFS Strategic Value Portfolio

SVS Oak Strategic Equity Portfolio

SVS Turner Mid Cap Growth Portfolio

INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Portfolio’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Portfolio’s objective will be met.

If a percentage restriction is adhered to at the time of the investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

The Fund has adopted for each Portfolio certain fundamental investment restrictions that cannot be changed for a Portfolio without approval by a “majority” of the outstanding voting shares of that Portfolio. As defined in the Investment Company Act of 1940, as amended (the “1940 Act”), this means the lesser of the vote of (a) 67% of the shares of a Portfolio present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of a Portfolio.

Each Portfolio (except SVS Focus Value+Growth Portfolio, SVS Dreman Financial Services Portfolio, Scudder Aggressive Growth Portfolio and Scudder Technology Growth Portfolio) is classified as a diversified open-end management investment company. A diversified portfolio may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

SVS Focus Value+Growth Portfolio, SVS Dreman Financial Services Portfolio, Scudder Aggressive Growth Portfolio and Scudder Technology Growth Portfolio are classified as non-diversified open-end management investment companies. A non-diversified portfolio may invest a greater proportion of its assets in the obligations of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market’s assessment of the issuers. While not limited by the 1940 Act as to the proportion of its assets that it may invest in obligations of a single issuer, each of the foregoing Portfolios intends to comply with the diversification requirements imposed by the Internal Revenue Code of 1986 (the “Code”) for qualification as a regulated investment company.

Each Portfolio may not, as a fundamental policy:

(1)	borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)	issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)	for all Portfolios except Scudder Money Market Portfolio and Scudder Technology Growth Portfolio: concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

for Scudder Money Market Portfolio: concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the Portfolio reserves the freedom of action to concentrate in government securities and instruments issued by domestic banks.

for Scudder Technology Growth Portfolio: concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the Portfolio will concentrate its assets in the group of industries constituting the technology sector and may concentrate in one or more industries in the technology sector.

(4)	engage in the business of underwriting securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)	purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio’s ownership of securities;

(6)	purchase physical commodities or contracts relating to physical commodities; or

(7)	make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

With regard to Restriction (3) above, for purposes of determining the percentage of Scudder Money Market Portfolio’s total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified separately, based on standard classifications utilized by ratings agencies.

Scudder Money Market Portfolio may not invest more than 50% of it assets in asset-backed securities.

With regard to Restriction (3) above, for purposes of determining the percentage of each Portfolio’s (except Scudder Money Market Portfolio) total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified as a single industry.

With respect to investment restriction (3) for Scudder Money Market Portfolio, domestic banks include US banks and US branches of foreign banks that are subject to the same regulation as US banks. Domestic banks may also include foreign branches of domestic banks if the investment risk associated with investing in instruments issued by the foreign branch of a domestic bank is the same as investing in instruments issued by the domestic parent. As a result, the Portfolio may be more adversely affected by changes in market or economic conditions and other circumstances affecting the banking industry than it would be if the Portfolio’s assets were not so concentrated.

The Fund has also adopted the following non-fundamental policies, which may be changed or eliminated for each Portfolio by the Fund’s Board of Trustees without a vote of the shareholders:

As a matter of non-fundamental policy, each Portfolio, except Scudder Money Market Portfolio, does not intend to:

(1)	borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Portfolio’s registration statement which may be deemed to be borrowings;

(2)	purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Portfolio may obtain such short-term credits as may be deemed necessary for the clearance of securities transactions;

(3)	purchase options, unless the aggregate premiums paid on all such options held by a Portfolio at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(4)	enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Portfolio and the premium paid for such options on futures contracts does not exceed 5% of the fair market value of a Portfolio’s total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the money amount may be excluded in computing the 5% limit;

(5)	purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a Portfolio’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

(6)	invest more than 15% of net assets in illiquid securities.

For all portfolios except Scudder Fixed Income Portfolio, Scudder Government & Agency Securities Portfolio, Scudder High Income Portfolio, Scudder Money Market Portfolio and Scudder Strategic Income Portfolio:

(7)	enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets.

For all portfolios except Scudder Dreman Small Cap Value Portfolio and Scudder Money Market Portfolio:

(8)	lend portfolio securities in an amount greater than one third of its total assets.

For Scudder Money Market Portfolio:

(9)	borrow money in an amount greater than 5% of its total assets, except for temporary emergency purposes;

(10)	lend portfolio securities in an amount greater than 5% of its total assets; and

(11)	invest more than 10% of total assets in non-affiliated registered investment companies.

Concentration. Scudder Technology Growth Portfolio “concentrates,” for purposes of the 1940 Act, its assets in securities related to a particular industry which means that at least 25% of its net assets will be invested in these assets at all times. As a result, the Portfolio may be subject to greater market fluctuation than a portfolio which has securities representing a broader range of investment alternatives.

Master-feeder Fund Structure

The Fund’s Board of Trustees has the discretion with respect to each Portfolio to retain the current distribution arrangement for the Portfolio while investing in a master fund in a master-feeder fund structure as described below.

A master-feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

INVESTMENT POLICIES AND TECHNIQUES

General Investment Objectives and Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Portfolio may engage (such as short selling, hedging, etc.) or a financial instrument which a Portfolio may purchase (such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), in its discretion, might, but is not required to, use in managing each Portfolio’s assets. The Advisor may, in its discretion, at any time employ such practice, technique or instrument for one or more Portfolios but not for all investment companies advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Portfolio but, to the extent employed, could from time to time have a material impact on the Portfolio’s performance.

It is possible that certain investment practices and techniques described below may not be permissible for a Portfolio based on its investment restrictions, as described herein, and in the Portfolio’s applicable prospectus.

Two classes of shares of each Portfolio of the Fund are currently offered through Participating Insurance Companies. Class A shares are offered at net asset value and are not subject to a Rule 12b-1 Distribution Plan. Class B shares are offered at net asset value and are subject to a 12b-1 fee.

Each Portfolio has a different investment objective which it pursues through separate investment policies, as described below. The differences in objectives and policies among the Portfolios can be expected to affect the degree of market and financial risk to which each Portfolio is subject and the return of each Portfolio. The investment objectives and policies of each Portfolio may, unless otherwise specifically stated, be changed by the Trustees of the Fund without a vote of the shareholders. There is no assurance that the objectives of any Portfolio will be achieved.

Each Portfolio, except Scudder Money Market Portfolio, may engage in futures, options, and other derivatives transactions in accordance with its respective investment objectives and policies. Each such Portfolio may engage in such transactions if it appears to the Advisor or Subadvisor to be advantageous to do so, in order to pursue its objective, to hedge (i.e., protect) against the effects of fluctuating interest rates and to stabilize the value of its assets and not for speculation. The use of futures and options, and possible benefits and attendant risks, are discussed below along with information concerning certain other investment policies and techniques.

Portfolio Turnover. The portfolio turnover rates for each Portfolio, other than Scudder Money Market Portfolio, are listed under “Financial Highlights” in the Fund’s Annual Report dated December 31, 2003. Each Portfolio’s average portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration dates at the time of acquisition of one year or less. Securities with maturities of less than one year are excluded from portfolio turnover rate calculations. Frequency of portfolio turnover will not be a limiting factor should a Portfolio’s Advisor or Subadvisor deem it desirable to purchase or sell securities. Purchases and sales are made for a Portfolio whenever necessary, in management’s opinion, to meet a Portfolio’s objective. Higher portfolio turnover (over 100%) involves correspondingly greater brokerage commissions or other transaction costs. Higher portfolio turnover may result in the realization of greater net short-term capital gains.

The Portfolios do not generally make investments for short-term profits, but are not restricted in policy with regard to portfolio turnover and will make changes in their investment portfolios from time to time as business and economic conditions and market prices may dictate and as its investment policy may require.

Asset-Backed Securities. Asset-backed securities may include pools of mortgages (“mortgage-backed securities”), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Portfolios to dispose of any then existing holdings of such securities. The Portfolios, except Scudder Fixed Income Portfolio, Scudder Total Return Portfolio and Scudder Money Market Portfolio, do not intend to invest more than 5% of total assets in asset-backed securities. Scudder Fixed Income Portfolio and Scudder Total Return Portfolio currently do not intend to invest more than 25% of total assets in asset-backed securities. Scudder Money Market Portfolio may not invest more than 50% of its assets in asset back securities.

Bank and Savings and Loan Obligations for Scudder High Income Portfolio. Scudder High Income Portfolio may also invest in bank loans, which are typically senior debt obligations of borrowers (issuers) and as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans which hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower’s assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes has a market value at the time of acquisition that equals or exceeds the principal amount of the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. It is important to note that Moody’s and S&P generally rate bank loans a notch or two higher than high yield bonds of the same issuer to reflect their more senior position. The Portfolio may invest in both fixed- and floating-rate loans. In addition, bank loans can trade either as an “assignment” or “participation”. When the Portfolio buys an assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are assignments and would therefore generally represent the preponderance of bank loans held by the Portfolio. In certain cases, the Portfolio may buy bank loans on a participation basis, if for example, the Portfolio did not want to become party to the bank agreement. However, in all cases, the Portfolio will not purchase bank loans where Deutsche Bank, or an affiliate, serves as an agent bank.

Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender. If the Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.

In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Portfolio and the borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the borrower, SEC interpretations require the Portfolio, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of the Portfolio’s investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict the Portfolio’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Borrowing. Each Portfolio will borrow only when the Advisor or Subadvisor believes that borrowing will benefit the Portfolio after taking into account considerations such as the costs of the borrowing. Borrowing by each Portfolio will involve special risk considerations. Although the principal of each Portfolio’s borrowings will be fixed, a Portfolio’s assets may change in value during the time a borrowing is outstanding, proportionately increasing exposure to capital risk.

Certificates of Deposit and Bankers’ Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Banker’s acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Portfolios will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a Portfolio’s limitation on investments in illiquid securities.

Collateralized Obligations. Subject to its investment objectives and policies, a Portfolio may purchase collateralized obligations, including interest only (“IO”) and principal only (“PO”) securities. A collateralized obligation is a debt security issued by a corporation, trust or custodian, or by a US Government agency or instrumentality, that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities, US Government securities or other assets. The issuer’s obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. Collateralized obligations issued or guaranteed by a US Government agency or instrumentality, such as the Federal Home Loan Mortgage Corporation, are considered US Government securities. Privately-issued collateralized obligations collateralized by a portfolio of US Government securities are not direct obligations of the US Government or any of its agencies or instrumentalities and are not considered US Government securities. A variety of types of collateralized obligations are available currently and others may become available in the future.

Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile. Some collateralized obligations may not be as liquid as other securities. Since collateralized obligations may be issued in classes with varying maturities and interest rates, the investor may obtain greater predictability of maturity than with direct investments in mortgage-backed securities. Classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yield. This provides the investor with greater control over the characteristics of the investment in a changing interest rate environment. With respect to interest only and principal only securities, an investor has the option to select from a pool of underlying collateral the portion of the cash flows that most closely corresponds to the investor’s forecast of interest rate movements. These instruments tend to be highly sensitive to prepayment rates on the underlying collateral and thus place a premium on accurate prepayment projections by the investor.

A Portfolio, other than Scudder Money Market Portfolio, may invest in collateralized obligations whose yield floats inversely against a specified index rate. These “inverse floaters” are more volatile than conventional fixed or floating rate collateralized obligations and the yield thereon, as well as the value thereof, will fluctuate in inverse proportion to changes in the index upon which rate adjustments are based. As a result, the yield on an inverse floater will generally increase when market yields (as reflected by the index) decrease and decrease when market yields increase. The extent of the volatility of inverse floaters depends on the extent of anticipated changes in market rates of interest. Generally, inverse floaters provide for interest rate adjustments based upon a multiple of the specified interest index, which further increases their volatility. The degree of additional volatility will be directly proportional to the size of the multiple used in determining interest rate adjustments. Currently, none of the Portfolios intends to invest more than 5% of its net assets in inverse floaters. Scudder Money Market Portfolio does not invest in inverse floaters.

A Portfolio will currently invest in only those collateralized obligations that are fully collateralized and that meet the quality standards otherwise applicable to the Portfolio’s investments. Fully collateralized means that the collateral will generate cash flows sufficient to meet obligations to holders of the collateralized obligations under even the most conservative prepayment and interest rate projections. Thus, the collateralized obligations are structured to anticipate a worst case prepayment condition and to minimize the reinvestment rate risk for cash flows between coupon dates for the collateralized obligations. A worst case prepayment condition generally assumes immediate prepayment of all securities purchased at a premium and zero prepayment of all securities purchased at a discount. Reinvestment rate risk may be minimized by assuming very conservative reinvestment rates and by other means such as by maintaining the flexibility to increase principal distributions in a low interest rate environment. The effective credit quality of the collateralized obligations in such instances is the credit quality of the issuer of the collateral. The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy rating agencies, if rated. Payments of principal and interest on the underlying collateral securities are not passed through directly to the holders of the collateralized obligations as such. Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile. Some collateralized obligations may not be as liquid as other securities.

Collateralized obligations often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying securities are not passed through directly to holders of collateralized obligations, such obligations of varying maturities may be secured by a single portfolio or pool of securities, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. These relationships may in effect “strip” the interest payments from principal payments of the underlying securities and allow for the separate purchase of either the interest or the principal payments. Collateralized obligations are designed to be retired as the underlying securities are repaid. In the event of prepayment on or call of such securities, the class of collateralized obligation first to mature generally will be paid down first. Therefore, although in most cases the issuer of collateralized obligations will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure collateralized obligations that remain outstanding. It is anticipated that no more than 5% of a Portfolio’s net assets will be invested in IO and PO securities. Governmentally-issued and privately-issued IO’s and PO’s will be considered illiquid for purposes of a Portfolio’s limitation on illiquid securities, however, the Board of Trustees may adopt guidelines under which governmentally-issued IO’s and PO’s may be determined to be liquid.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a Portfolio participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets, such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. Subject to its investment objectives and policies, each Portfolio (except Scudder Money Market Portfolio) may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments and/or by virtue of their conversion or exchange features.

The convertible securities in which a Portfolio may invest include fixed-income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock including Liquid Yield Option Notes (“LYONs”(TM)). The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities often provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

Daily Cash Allocation and Re-balancing Procedures for SVS Focus Value+Growth Portfolio. The growth and value sub-portfolios (or “segment”) of the portfolio were allocated 50% of the available assets on May 1, 2001, the beginning of the portfolio’s new strategy. After this date, the portfolio’s daily net flows are normally allocated 50% to the growth segment and 50% to the value segment. Segment allocations will be monitored daily by the Advisor.

Equal allocations continue as long as neither of the two sub-portfolios drops below 45% of the portfolio’s total assets. If this threshold is crossed, on days that the portfolio has positive net new flows, 100% of net flows will be allocated to the under-weighted segment. On days that the portfolio has negative net new flows, 100% of the net redemptions will be funded by the over-weighted segment. This practice will be handled by the Advisor (working with the custodian) and will continue until the under-weighted segment grows to at least 45% of the portfolio’s total assets, at which time the cash allocations will return to 50% for each.

If the segment with less than 45% of the Portfolio’s total net assets drops below 40% for two consecutive business days, the Advisor will send a first notice to formally notify the portfolio management teams of this imbalance as well as any other designated contacts. If changes in stock prices and cash flows have not brought the under-weighted sub-portfolio above 40% after 30 calendar days, the Advisor will send a final notice.

Upon receipt of any imbalance notification, the portfolio management teams may recommend reallocation. Reallocation prior to the final notice will only occur with the consent of the portfolio management teams. This reallocation will not necessarily occur automatically. Even after a 30 day imbalance, other factors may postpone the event. For example, it is unlikely that a full reallocation would occur late in the year due to potentially negative tax implications.

Unless otherwise agreed, dividend distributions will be taken 50% from each segment.

Sub-portfolio allocations will be distributed daily by State Street Bank to the portfolio management teams.

If either segment has an overdraft position, corrections will be made at the segment level. If the portfolio’s management teams deem appropriate, a reallocation may be advised, provided that the portfolio does not go below a 40/60 allocation. In addition, a reallocation may also be advised if the portfolio management teams deem that special and unusual circumstances exist, and it is in the best interest of the shareholders. For instance, if the managers were faced with a large redemption, and one manager had more cash available at the time, an imbalanced redemption may be transacted. Following such a transaction, it is possible that a reallocation may be advised in order to rectify the allocations.

Delayed Delivery Transactions. Scudder Aggressive Growth Portfolio, Scudder Global Blue Chip Portfolio, Scudder Government & Agency Securities Portfolio, Scudder Growth Portfolio, Scudder High Income Portfolio, Scudder Fixed Income Portfolio, Scudder Strategic Income Portfolio, Scudder Technology Growth Portfolio, Scudder Total Return Portfolio, SVS Davis Venture Value Portfolio, SVS Dreman Financial Services Portfolio, SVS Eagle Focused Large Cap Growth Portfolio, SVS Index 500 Portfolio, SVS INVESCO Dynamic Growth Portfolio, SVS Janus Growth And Income Portfolio, SVS Janus Growth Opportunities Portfolio, SVS Oak Strategic Equity Portfolio and SVS Turner Mid Cap Growth Portfolio may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased by the Portfolio with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. When the Portfolio enters into a delayed delivery transaction, it becomes obligated to purchase securities and it has all of the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. At the time a Portfolio makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time a Portfolio makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Portfolio generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security.

Depositary Receipts. Investments in securities of foreign issuers may be in the form of sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”) and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as “Depositary Receipts”). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depository Receipts typically issued by a US bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a Portfolio’s investment policies, a Portfolio’s investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars, will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers’ stock, a Portfolio avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Foreign Fixed-Income Securities. Since most foreign fixed-income securities are not rated, a Portfolio will invest in foreign fixed-income securities based upon the Advisor’s or Subadvisor’s analysis without relying on published ratings. Since such investments will be based upon the Advisor or Subadvisor’s analysis rather than upon published ratings, achievement of a Portfolio’s goals may depend more upon the abilities of the Advisor or Subadvisor than would otherwise be the case.

The value of the foreign fixed-income securities held by a Portfolio, and thus the net asset value of the Portfolio’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Portfolio’s investments in fixed-income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Portfolio’s investments in foreign fixed-income securities, and the extent to which a Portfolio hedges against its interest rate, credit and currency exchange rate risks. Many of the foreign fixed-income obligations in which a Portfolio will invest will have long maturities. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its fixed-income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Portfolio may be unable to collect all or any part of its investment in a particular issue.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Portfolio. A significant portion of the sovereign debt in which a Portfolio may invest is issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

High Yield, High Risk Bonds. Certain Portfolios may also purchase debt securities which are rated below investment-grade (commonly referred to as “junk bonds”), that is, rated below Baa by Moody’s or below BBB by S&P or judged to be of equivalent quality as determined by the Advisor or Subadvisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Portfolio’s net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A Portfolio may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Portfolio’s ability to dispose of particular issues and may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing a Portfolio’s assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor and Subadvisors not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with their own independent and ongoing review of credit quality. The achievement of a Portfolio’s investment objective by investment in such securities may be more dependent on the Advisor’s or Subadvisor’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor or Subadvisor will determine whether it is in the best interests of the Portfolio to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

Scudder Fixed Income Portfolio will not invest more than 5% of its net assets in junk bonds.

Interfund Borrowing and Lending Program. The Fund has received exemptive relief from the SEC which permits a Portfolio to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no Portfolio may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating portfolio under a loan agreement; and (2) no Portfolio may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a Portfolio may participate in the program only if and to the extent that such participation is consistent with the Portfolio’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. Borrowings through the interfund lending program are subject to each Portfolio’s policies on borrowing.

Investing in Emerging Markets. A Portfolio’s investments in foreign securities may be in developed countries or in countries considered by a Portfolio’s Advisor or Subadvisor to have developing or “emerging” markets, which involves exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a Portfolio’s assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a Portfolio may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor believes that these characteristics may be expected to continue in the future.

Most emerging securities markets have substantially less volume and are subject to less governmental supervision than US securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the US.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Portfolio is uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause a Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio security or, if a Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in US securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Portfolio of any restrictions on investments.

In the course of investment in emerging markets, a Portfolio will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While a Portfolio will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause a Portfolio to suffer a loss of value in respect of the securities in a Portfolio’s holdings.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Portfolio’s securities in such markets may not be readily available. A Portfolio may suspend redemption of its shares for any period during which an emergency exists, to the extent consistent with guidelines of the Securities and Exchange Commission (“SEC”).

Volume and liquidity in most foreign markets are less than in the US, and securities of many foreign companies are less liquid and more volatile than securities of comparable US companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on US exchanges, although a Portfolio endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the US Mail service between the US and foreign countries may be slower or less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Portfolio’s investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

A Portfolio may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by a Portfolio defaults, a Portfolio may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies for defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A Portfolio’s ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer’s willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by a Portfolio could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which a Portfolio makes its investments. A Portfolio’s net asset value may also be affected by changes in the rates or methods of taxation applicable to a Portfolio or to entities in which a Portfolio has invested. The Advisor or Subadvisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging market countries have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the country’s balance of payments, including export performance, and its access to international credits and investments. An emerging market country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of a country’s trading partners could also adversely affect the country’s exports and diminish its trade account surplus, if any. To the extent that emerging market countries receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of governmental issues of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of governmental issues to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging market countries to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates because the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Investment Company Securities. Each Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. The Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. For example, a Portfolio may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index or a specific portion of an index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for “Standard & Poor’s Depositary Receipts,” are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor’s Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for “World Equity Benchmark Shares,” are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Investment-Grade Bonds. “Investment-grade” bonds are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor or a Subadvisor. Moody’s considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a Portfolio invests in higher-grade securities, a Portfolio will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Investment of Uninvested Cash Balances. Each Portfolio, may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, each Portfolio (except Scudder Money Market Portfolio) may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management QP Trust or one or more future entities for which DeIM acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by each Portfolio in shares of the Central Funds will be in accordance with Portfolio’s investment policies and restrictions as set forth in its registration statement. Currently, Scudder Money Market Portfolio does not intend to investing in the Central Fund.

Certain of the Central Funds comply with Rule 2a-7 under the Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar-weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance each Portfolio’s ability to manage Uninvested Cash.

Each Portfolio will invest Uninvested Cash in Central Funds only to the extent that each Portfolio’s aggregate investment in the Central Funds does not exceed 25% of its total assets (except Scudder Fixed Income Portfolio cannot exceed 20% of its total assets) in shares of the Central Funds. Purchase and sales of shares of Central Funds are made at net asset value.

Lending of Portfolio Securities. Each Portfolio (with the exception of Scudder Money Market Portfolio and Scudder Dreman Small Cap Value Portfolio) may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending their investment securities, the Portfolios attempt to increase their net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a Portfolio. A Portfolio may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with a Portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by a Portfolio at any time, and (d) a Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a Portfolio’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s Board of Trustees/Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a Portfolio may be invested in a money market fund managed by the Advisor or a Subadvisor (or one of its affiliates).

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. Scudder Money Market Portfolio effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of their responsibilities under Rule 2a-7 of the 1940 Act, the Fund’s Board has approved policies established by the Portfolio’s Advisor reasonably calculated to prevent the Fund’s net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Fund’s Board will periodically review the Advisor’s operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in the Portfolio’s portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of the Portfolio will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

Non-Diversified Portfolios. SVS Focus Value+Growth Portfolio, SVS Dreman Financial Services Portfolio, Scudder Aggressive Growth Portfolio and Scudder Technology Growth Portfolio are each classified as a “non-diversified” portfolio so that each will be able to invest more than 5% of its assets in the obligations of an issuer, subject to the diversification requirements of Subchapter M of the Code applicable to the Portfolio. This allows each Portfolio, as to 50% of its assets, to invest more than 5% of its assets, but not more than 25%, in the securities of an individual foreign government or corporate issuer. Since the Portfolio may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, the Portfolio may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Portfolio’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which a Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise’s prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Portfolio may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts (REITs). Certain Portfolios may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject the Portfolio to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Portfolio’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the Portfolio, a shareholder will bear not only his or her proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. Each Portfolio may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Portfolio acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Portfolio to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Portfolio) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price upon repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a Portfolio subject to a repurchase agreement as being owned by a Portfolio or as being collateral for a loan by a Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Portfolio has not perfected a security interest in the Obligation, a Portfolio may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a Portfolio, the Advisor or Subadvisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Portfolio may incur a loss if the proceeds to a Portfolio of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. Each Portfolio (except Scudder Money Market Portfolio) may enter into “reverse repurchase agreements,” which are repurchase agreements in which a Portfolio, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. Each Portfolio maintains a segregated account in connection with outstanding reverse repurchase agreements. A Portfolio will enter into reverse repurchase agreements only when the Advisor or Subadvisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of Portfolio assets and its yield.

Section 4(2) Paper. Subject to its investment objectives and policies, each Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A Portfolio also may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Portfolio through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor or Subadvisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Board of Trustees of the Fund, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the particular Portfolio on illiquid securities. The Advisor or Subadvisor monitors the liquidity of each Portfolio’s investments in Section 4(2) paper on a continuing basis.

Short Sales Against-the-Box. All Portfolios (except Scudder Money Market Portfolio) may make short sales against-the-box for the purpose of, but not limited to, deferring realization of loss when deemed advantageous for federal income tax purposes. A short sale “against-the-box” is a short sale in which a Portfolio owns at least an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and at least equal in amount to, the securities sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the dates of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will incur transaction costs, including interest expenses in connection with opening, maintaining, and closing short sales against the box. Each Portfolio does not currently intend to engage in such short sales to the extent that more than 5% of its net assets will be held as collateral.

SPECIAL RISK FACTORS. There are risks inherent in investing in any security, including shares of each Portfolio. The Advisor and, when applicable, the Subadvisor, attempts to reduce risk through a variety of means such as fundamental research, diversification and the use of Strategic Transactions; however, there is no guarantee that such efforts will be successful and each Portfolio’s returns and net asset value will fluctuate over time. There are special risks associated with each Portfolio’s investments that are discussed below.

Special Risk Factors — Foreign Securities. Scudder Aggressive Growth Portfolio, Scudder Blue Chip Portfolio, Scudder Growth Portfolio, Scudder Total Return Portfolio, Scudder Small Cap Growth Portfolio, SVS Focus Value+Growth Portfolio and Scudder INVESCO Dynamic Growth Portfolio invest mainly in US common stocks, but may invest up to 25% of total assets in foreign securities. SVS Dreman Financial Services Portfolio may invest up to 30% of total assets in foreign securities. Scudder Fixed Income Portfolio generally invests in US bonds or instruments, but up to 25% of total assets could be in bonds from foreign issuers. Scudder Technology Growth Portfolio and SVS MFS Strategic Value Portfolio invest mainly in US stocks, but may invest up to 20% of net assets in foreign securities. SVS Dreman High Return Equity Portfolio, and SVS Dreman Small Cap Value Portfolio may invest up to 20% of net assets in US Dollar-denominated American Depositary Receipts (“ADRs”) and in securities of foreign companies traded principally in securities markets outside the US. See “Investment Policies and Techniques — Options and Financial Futures Transactions — Foreign Currency Transactions.” Scudder Money Market Portfolio and Scudder Government & Agency Securities Portfolio, each within its quality standards, may also invest in securities of foreign issuers. However, such investments will be in US Dollar denominated instruments.

Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in US securities and which may favorably or unfavorably affect a Portfolio’s performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the US market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the US and, at times, volatility of price can be greater than in the US. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on US markets, although the Advisor and Subadvisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the US. It may be more difficult for a Portfolio’s agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect US investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a Portfolio seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

Special Risk Factors — Small Company Risk. Scudder Small Cap Growth Portfolio and SVS Dreman Small Cap Value Portfolio intend to invest a substantial portion of their assets in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index, Russell 2000 Index and Russell 2000 Value Index, respectively. Other Portfolios may invest in small capitalization stocks to a lesser degree. Many small companies may have sales and earnings growth rates which exceed those of larger companies and such growth rates may in turn be reflected in more rapid share price appreciation over time; however, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies. Investors should therefore expect that the value of the shares of the Scudder Small Cap Growth Portfolio, SVS Dreman Small Cap Value Portfolio may be more volatile than the shares of a portfolio that invests in larger capitalization stocks.

Strategic Transactions and Derivatives (all Portfolios except Scudder Money Market Portfolio). A Portfolio may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in a portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a Portfolio may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Portfolio’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Portfolio’s assets (20% for SVS Index 500 Portfolio) will be committed to certain Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Portfolio to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. A Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Portfolio, and each Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a Portfolio.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s or Subadvisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Portfolio can realize on its investments or cause a Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in a Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Portfolio’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Portfolio assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Portfolio’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Portfolio the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Portfolio’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Portfolio’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Portfolio will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Portfolio to require the Counterparty to sell the option back to a Portfolio at a formula price within seven days. A Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, a Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor or Subadvisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. A Portfolio will engage in OTC option transactions only with US Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from Standard & Poor’s Ratings Services (“S&P”) or P-1 from Moody’s Investors Service (“Moody’s”) or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor or Subadvisor. The staff of the SEC currently takes the position that OTC options purchased by a Portfolio, and portfolio securities “covering” the amount of a Portfolio’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Portfolio’s limitation on investing no more than 15% of its net assets in illiquid securities.

If a Portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Portfolio’s income. The sale of put options can also provide income.

A Portfolio may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Portfolio must be “covered” (i.e., a Portfolio must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Portfolio will receive the option premium to help protect it against loss, a call sold by a Portfolio exposes a Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Portfolio to hold a security or instrument which it might otherwise have sold.

A Portfolio may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A Portfolio will not sell put options if, as a result, more than 50% of a Portfolio’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Portfolio may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A Portfolio may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The portfolios have claimed exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Portfolios are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a Portfolio to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Portfolio. If a Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices. A Portfolio also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. A Portfolio may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Portfolio may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor or Subadvisor.

A Portfolio’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated in, exposed to or generally quoted in that currency.

A Portfolio generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated in, exposed to or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or in which a Portfolio expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Portfolio’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Portfolio’s portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a Portfolio’s securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging. If a Portfolio enters into a currency hedging transaction, a Portfolio will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Combined Transactions. A Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor or Subadvisor, it is in the best interests of a Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor’s or Subadvisor’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a Portfolio may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date. A Portfolio will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Portfolio will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and a Portfolio believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments. A Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Portfolio segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Portfolio will require a Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Portfolio on an index will require a Portfolio to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio requires a Portfolio to segregate cash or liquid assets equal to the exercise price.

Except when a Portfolio enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Portfolio to buy or sell currency will generally require a Portfolio to hold an amount of that currency or liquid assets denominated in that currency equal to a Portfolio’s obligations or to segregate cash or liquid assets equal to the amount of a Portfolio’s obligation.

OTC options entered into by a Portfolio, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Portfolio sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Portfolio, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Portfolio sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a Portfolio will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Portfolio other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Portfolio will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Portfolio must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Portfolio’s net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A Portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a Portfolio. Moreover, instead of segregating cash or liquid assets if a Portfolio held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Warrants. Each Portfolio (except Scudder Money Market Portfolio) may invest in warrants up to five percent of the value of its respective net assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Portfolio were not exercised by the date of its expiration, a Portfolio would lose the entire purchase price of the warrant.

Zero Coupon Government Securities. Subject to its investment objective and policies, a Portfolio may invest in zero coupon US Government securities. Zero coupon bonds are purchased at a discount from the face amount. The buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. These securities may include those created directly by the US Treasury and those created as collateralized obligations through various proprietary custodial, trust or other relationships. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon bonds created as collateralized obligations are similar to those created through the US Treasury, but the former investments do not provide absolute certainty of maturity or of cash flows after prior classes of the collateralized obligations are retired. No Portfolio currently intends to invest more than 20% of its net assets in zero coupon US Government securities.

MANAGEMENT OF THE FUND

Investment Advisor

Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), which is part of Deutsche Asset Management (DeAM), is the investment advisor for each Portfolio. Under the supervision of the Board of Trustees of the Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Portfolios’ investment decisions, buys and sells securities for each Portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Fund’s investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM, together with its predecessors, is one of the most experienced investment counsel firms in the US. Scudder was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928, it introduced the first no-load mutual fund to the public. In 1953, Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the US investing internationally in securities of issuers in several foreign countries. The predecessor firm to DeIM, Zurich Scudder Investments, Inc. (“Scudder”) reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company (“Zurich”) acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder’s name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, Scudder changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.

The Advisor or a subadvisor manages each Portfolio’s daily investment and business affairs subject to the policies established by the Board of Trustees.

Pursuant to an investment management agreement with each Portfolio (each an “Agreement,” and collectively, the “Agreements”), the Advisor acts as each Portfolio’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or both funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor’s duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor’s clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor’s international investment management team travels the world, researching hundreds of companies. In selecting the securities in which the Portfolios may invest, the conclusions and investment decisions of the Advisor with respect to the Portfolios are based primarily on the analyses of its own research department.

In certain cases, the investments for a Portfolio are managed by the same individuals who manage one or more other mutual funds advised by the Advisor, that have similar names, objectives and investment styles. You should be aware that the Portfolios are likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolios can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to that Portfolio.

Each Portfolio is managed by a team of investment professionals who each play an important role in a Portfolio’s management process. Team members work together to develop investment strategies and select securities for a Portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits Portfolio investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Portfolios, as well as team members who have other ongoing management responsibilities for each Portfolio, are identified in each Portfolio’s prospectus, as of the date of the Portfolio’s prospectus. Composition of the team may change over time, and Portfolio shareholders and investors will be notified of changes affecting individuals with primary Portfolio management responsibility.

The current Agreements for all Portfolios were last renewed by the Trustees on August 12, 2003. Each Agreement continues in effect until September 30, 2004 and from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund’s Trustees or of a majority of the outstanding voting securities of the respective Portfolio. The Agreements may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminate in the event of their assignment.

Under the Agreements, the Advisor regularly provides the Portfolios with investment research, advice and supervision and furnishes continuously an investment program consistent with the investment objectives and policies of each Portfolio, and determines, for each Portfolio, what securities shall be purchased, what securities shall be held or sold, and what portion of a Portfolio’s assets shall be held uninvested, subject always to the provisions of the Fund’s Declaration of Trust and By-Laws, and of the 1940 Act and to a Portfolio’s investment objectives, policies and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish. The Advisor also advises and assists the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Fund.

Under the Agreements, the Advisor also renders significant administrative services (not otherwise provided by third parties) necessary for each Portfolio’s operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Portfolios (such as the Portfolios’ transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Portfolio’s federal, state and local tax returns; preparing and filing the Fund’s federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value, monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining each Portfolio’s books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Portfolio’s operating budget; processing the payment of each Portfolio’s bills; assisting the Fund and the Portfolios in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting the Fund and the Portfolios in the conduct of their business, subject to the direction and control of the Trustees.

Pursuant to a sub-accounting and administrator agreement among the Advisor, SFAC and State Street Bank and Trust Company (“SSB”), the Advisor has delegated certain administrative functions to SSB under the fund’s investment management agreements. The costs and expenses of such delegation are borne by the Advisor, not by the Fund.

For its investment management services, the Advisor receives compensation monthly at the following annual rates from each Portfolio:

Portfolio	Fee Rate
Scudder Blue Chip Portfolio	0.650%
Scudder Large Cap Value Portfolio	0.750%
Scudder Fixed Income Portfolio	0.600%
Scudder Government & Agency Securities Portfolio	0.550%
Scudder Growth Portfolio	0.600%
Scudder High Income Portfolio	0.600%
Scudder International Select Equity Portfolio	0.750%
Scudder Money Market Portfolio	0.500%
Scudder Small Cap Growth Portfolio	0.650%
Scudder Strategic Income Portfolio	0.650%
Scudder Total Return Portfolio	0.550%

Portfolio	Fee Rate
SVS Dreman Small Cap Value Portfolio	0.750%
SVS Focus Value+Growth Portfolio	0.750%

Scudder Aggressive Growth Portfolio, SVS Dreman Financial Services Portfolio, SVS Dreman High Return Equity Portfolio, and Scudder Technology Growth Portfolio each pay the Advisor a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Fee Rate
$0-$250 million	0.750%
next $750 million	0.720%
next $1.5 billion	0.700%
next $2.5 billion	0.680%
next $2.5 billion	0.650%
next $2.5 billion	0.640%
next $2.5 billion	0.630%
Over $12.5 billion	0.620%

Scudder Global Blue Chip Portfolio pays the Advisor a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Fee Rate
$0-$250 million	1.000%
next $500 million	0.950%
next $750 million	0.900%
next $1.5 billion	0.850%
Over $3 billion	0.800%

SVS Index 500 Portfolio pays the Advisor a graduated investment fee based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Fee Rate
$0-$250 million	0.370%
next $250 million	0.330%
next $500 million	0.310%
next $1.5 billion	0.295%
Over $2.5 billion	0.270%

SVS INVESCO Dynamic Growth Portfolio and SVS Turner Mid Cap Growth Portfolio each pay the Advisor a graduated investment management fee based on the average daily net assets of a Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Fee Rate
$0-$250 million	1.000%
next $250 million	0.975%
next $500 million	0.950%
next $1.5 billion	0.925%
Over $2.5 billion	0.900%

SVS Eagle Focused Large Cap Growth Portfolio, SVS Janus Growth And Income Portfolio, SVS Janus Growth Opportunities Portfolio, SVS Oak Strategic Equity Portfolio and SVS Davis Venture Value Portfolio each pay the

Advisor a graduated investment management fee based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Fee Rate
$0-$250 million	0.950%
next $250 million	0.925%
next $500 million	0.900%
next $1.5 billion	0.875%
Over $2.5 billion	0.850%

SVS MFS Strategic Value Portfolio pays the Advisor a graduated investment management fee based on the average daily net assets of Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Fee Rate
$0-$250 million	0.950%
$250-$500 million	0.925%
$500 million-$1 billion	0.900%
$1 billion-$1.5 billion	0.825%
$1.5 billion-$2.5 billion	0.800%
Over $2.5 billion	0.775%

The investment management fees paid by each Portfolio for its last three fiscal years are shown in the table below:

Portfolio	Fiscal 2003		Fiscal 2002	Fiscal 2001
Scudder Aggressive Growth Portfolio	$379,697	(4)	$410,143	$483,759
Scudder Blue Chip Portfolio	$1,406,973		$1,373,856	$1,442,334
Scudder Large Cap Value Portfolio	$1,728,833		$1,869,062	$1,710,166
Scudder Fixed Income Portfolio	$1,453,086		$1,056,716	$619,125
Scudder Global Blue Chip Portfolio	$476,692	(6)	$454,436	$360,873
Scudder Government & Agency Securities Portfolio	$2,701,849		$2,330,550	$1,288,534
Scudder Growth Portfolio	$1,735,405		$1,930,712	$2,797,103
Scudder High Income Portfolio	$2,301,804		$1,907,361	$1,817,767
Scudder International Select Equity Portfolio	$962,216		$835,181	$1,082,916
Scudder Money Market Portfolio	$2,504,325		$2,991,068	$2,318,839
Scudder Small Cap Growth Portfolio	$1,195,267		$1,216,116	$1,542,283
Scudder Strategic Income Portfolio	$435,782		$256,045	$94,858
Scudder Technology Growth Portfolio	$1,620,836		$2,050,402	$2,370,718
Scudder Total Return Portfolio	$3,591,741		$4,163,477	$4,673,078
SVS Davis Venture Value Portfolio(1)	$1,812,833		$1,419,371	$262,447
SVS Dreman Financial Services Portfolio	$977,258		$964,831	$650,194
SVS Dreman High Return Equity Portfolio	$4,278,201		$3,846,139	$2,030,660
SVS Dreman Small Cap Value Portfolio	$2,170,456		$1,932,765	$908,121
SVS Eagle Focused Large Cap Growth Portfolio	$732,724		$629,622	$351,121
SVS Focus Value+Growth Portfolio	$800,121	(3)	$905,500	$1,057,299
SVS Index 500 Portfolio(8)	$1,002,180		$933,197	$615,130
SVS INVESCO Dynamic Growth Portfolio(1)	$304,792	(5)	$253,612	$65,026
SVS Janus Growth And Income Portfolio	$1,721,907		$1,734,797	$1,222,426
SVS Janus Growth Opportunities Portfolio	$1,194,758		$1,319,879	$1,394,470
SVS MFS Strategic Value Portfolio(2)	$97,981	(7)	$24,692	n/a
SVS Oak Strategic Equity Portfolio(1)	$568,504		$411,997	$112,052
SVS Turner Mid Cap Growth Portfolio(1)	$861,498		$614,364	$112,802

(1)	Commenced operations on May 1, 2001.

(2)	Commenced operations on May 1, 2002.

(3)	For the year ended December 31, 2003 the Advisor agreed to limit its fees and reimburse expenses of each class of the SVS Focus Value+Growth Portfolio to the extent necessary to maintain the annualized expenses of Class A at 0.84% and Class B at 1.09%. Effective May 1, 2003 the Advisor increased the expense limitation for Class B to 1.24%. Accordingly, for the year ended December 31, 2003 the Advisor waived $6,300 of management fee and the fees pursuant to the Management Agreement was equivalent to an annual effective rate of 0.74% of the Portfolio’s average daily net assets.

(4)	For the year ended December 31, 2003 the Advisor agreed to limit its fees and reimburse expenses of each class of the Scudder Aggressive Growth Portfolio to the extent necessary to maintain the annualized expenses of Class A at 0.95% and Class B at 1.20%. Effective May 1, 2003 the Advisor increased the expense limitation for Class B to 1.35%. For the year ended December 31, 2003 the Advisor waived $15,030 of management fees.

(5)	For the year ended December 31, 2003 the Advisor agreed to limit its fees and reimburse expenses of each class of the SVS INVESCO Dynamic Growth Portfolio to the extent necessary to maintain the annualized expenses of Class A at 1.30% and Class B at 1.55%. Effective May 1, 2003 the Advisor increased the expense limitation for Class B to 1.70%. For the year ended December 31, 2003 the Advisor waived $48,767 of management fees.

(6)	The Advisor agreed to limit its management fee to 0.85% for the Scudder Global Blue Chip Portfolio through April 30, 2003. Accordingly, for the year ended December 31, 2003 the Advisor waived $142,979 of management fee and the fees pursuant to the Management Agreement were equivalent to an annual effective rate of 0.70% for the Portfolio’s average daily net assets.

(7)	For the year ended December 31, 2003 the Advisor agreed to limit its fees and reimburse expenses of each class of the SVS MFS Strategic Value Portfolio to the extent necessary to maintain the annualized expenses of Class A at 1.15% and Class B at 1.40%. Effective May 1, 2003 the Advisor increased the expense limitation for Class B to 1.55%. Accordingly, for the year ended December 31, 2003 the Advisor waived $80,609 of management fee and the fees pursuant to the Management Agreement were equivalent to an annual effective rate of 0.17% of the Portfolio’s average daily net assets.

(8)	Effective April 5, 2002, the sub-advisor agreement between the SVS Index 500 Portfolio and Deutsche Asset Management, Inc. was terminated and the investment management fee was lowered. Prior to April 5, 2002, the Portfolio paid the Advisor an investment management fee of 0.440% of the first $200 million of the Portfolio’s average daily net assets, 0.400% of the next $550 million of the Portfolio’s average daily net assets, 0.380% of the next $1.25 billion of the Portfolio’s average daily net assets, 0.365% of the next $3 billion of the Portfolio’s average daily net assets and 0.335% of such assets in excess of $5 billion.

Subadvisor to SVS Index 500 Portfolio

Effective April 30, 2003, Northern Trust Investments, N.A. (“NTI”), 50 South LaSalle Street, Chicago, Illinois is the subadvisor for SVS Index 500 Portfolio. NTI has managed accounts, including registered investment companies, designed to mirror the performance of the same index as the Portfolio seeks to replicate. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. As of December 31, 2003, NTI had approximately $243.6 billion in assets under management.

DeIM pays a fee to NTI for serving as subadvisor to SVS Index 500 Portfolio as shown below:

Average Daily Net Assets	Annualized Rate
On the first $2 billion	0.015%
On the next $2 billion	0.010%
Over $4 billion	0.005%

For the fiscal year ended December 31, 2003, the fee paid by DeIM to NTI was as follows:

2003
SVS Index 500 Portfolio	$31,149

Subadvisor to Scudder International Select Equity Portfolio and Scudder Strategic Income Portfolio. Effective May 1, 2002 for Scudder International Select Equity Portfolio and September 2, 2002 for Scudder Strategic Income Portfolio, Deutsche Asset Management Investment Services Limited (“DeAMIS”), One Appold Street, London, England, an affiliate of the Advisor, is the subadvisor for Scudder International Select Equity Portfolio and Scudder Strategic Income Portfolio. DeAMIS serves as subadvisor pursuant to the terms of a sub-advisory agreement between it and the Advisor. Under the terms of each sub-advisory agreement, DeAMIS manages the investment and reinvestment of the Portfolio’s portfolios and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request. DeAMIS will manage the portion of each Portfolio’s assets invested in emerging market debt securities.

The Advisor pays DeAMIS for its services for Scudder International Select Equity Portfolio a sub-advisory fee, payable monthly, at the annual rate of 0.375% of the Portfolio’s average daily net assets.

The Advisor pays DeAMIS for its services for Scudder Strategic Income Portfolio a sub-advisory fee, payable monthly, at the annual rate of 0.425% of the Portfolio’s average daily net assets.

The sub-advisory agreements provide that DeAMIS will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the sub-advisory agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DeAMIS in the performance of its duties or from reckless disregard by DeAMIS of its obligations and duties under the sub-advisory agreement. The sub-advisory agreements had an initial term ending September 30, 2002 and continue in effect year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Trustees of the Portfolio who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Portfolio (“Independent Trustees” or “Non-interested Trustees”), and (b) by a majority of the shareholders or the Board of Trustees of the Portfolio. The sub-advisory agreement may be terminated at any time upon 60 days’ notice by the Advisor or the Subadvisor or by the Board of Trustees of the Portfolio or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement.

Subadvisor to SVS Dreman Financial Services Portfolio, SVS Dreman High Return Equity Portfolio and SVS Dreman Small Cap Value Portfolio. Dreman Value Management, L.L.C. (“DVM”), 520 East Cooper Avenue, Aspen, Colorado, is the subadvisor to SVS Dreman High Return Equity Portfolio, SVS Dreman Financial Services Portfolio and SVS Dreman Small Cap Value Portfolio. DVM is controlled by David N. Dreman. DVM serves as subadvisor pursuant to the terms of a subadvisory agreement between it and the Advisor for each Portfolio. DVM was formed in April 1997 and has served as subadvisor for SVS Dreman Financial Services Portfolio and SVS Dreman High Return Equity Portfolio since their inception and for SVS Dreman Small Cap Value Portfolio since January 18, 2002. DVM is controlled by David Dreman.

Under the terms of each subadvisory agreement, DVM manages the investment and reinvestment of each Portfolio’s assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

Each subadvisory agreement provides that DVM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DVM in the performance of its duties or from reckless disregard by DVM of its obligations and duties under the subadvisory agreement.

Each subadvisory agreement with DVM had an initial term ending May 1, 2003 (June 30, 2007 for SVS Dreman Small Cap Value Portfolio) and continues in effect from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by the shareholders or the Board of Trustees of the Fund. Each subadvisory agreement may be terminated at any time upon 60 days’ notice by the Advisor or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement. DVM may terminate the subadvisory agreement upon 90 days’ notice to the Advisor.

Pursuant to separate subadvisory agreements dated April 8, 2002 and April 5, 2002, DVM receives a subadvisory fee of 1/12 of an annualized rate of 0.3375% of 1% of the average daily net assets for SVS Dreman Financial Services Portfolio and SVS Dreman High Return Equity Portfolio, respectively. Effective January 18, 2002, DVM also receives a subadvisory fee of 1/12 of an annualized rate of 0.375% of 1% of the average daily net assets for SVS Dreman Small Cap Value Portfolio. Fees paid to DVM for the last three fiscal years were as follows:

	2003	2002	2001
SVS Dreman Financial Services Portfolio	$376,743	$433,523	$208,089
SVS Dreman High Return Equity Portfolio	$1,800,568	$1,755,676	$639,408
SVS Dreman Small Cap Value Portfolio	$966,304	$878,478	n/a

Subadvisor to SVS Eagle Focused Large Cap Growth Portfolio. Eagle Asset Management (“EAM”), 880 Carillon Parkway, St. Petersburg, Florida, 33716, is the subadvisor for SVS Eagle Focused Large Cap Growth Portfolio. Eagle Asset Management, is a wholly-owned subsidiary of Raymond James Financial, Inc. EAM manages approximately $8.15 billion in assets for institutional, high net worth individuals and subadvisory clients as of December 31, 2003.

Under the terms of the subadvisory agreement, EAM manages the investment and reinvestment of the Portfolio’s assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisory agreement provides that EAM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of EAM in the performance of its duties or from reckless disregard by EAM of its obligations and duties under the subadvisory agreement.

The subadvisory agreement with EAM had an initial term ending September 30, 2002 and continues in effect from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days’ notice by EAM, by DeIM or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement.

The Advisor pays EAM for its services a subadvisory fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Subadvisory Fee Rate
$0-$50 million	0.45%
Next $250 million	0.40%
Amounts over $300 million	0.30%

The subadvisory fees paid by DeIM to EAM for SVS Eagle Focused Large Cap Portfolio for the past three fiscal years is as follows:

	2003	2002	2001
SVS Eagle Focused Large Cap Portfolio	$333,835	$290,131	$166,516

Subadvisor to SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio. Janus Capital Management LLC (“JCM”) (formerly, Janus Capital Corporation) 151 Detroit Street, Denver, Colorado 80206-4928, is the subadvisor to SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio. JCM is a direct subsidiary of Janus Capital Group Inc. JCM began serving as investment advisor to Janus Fund in 1970 and currently serves as investment advisor to all of the Janus Funds, acts as subadvisor for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. JCM has served as subadvisor to the Portfolios since their inception on October 29, 1999.

Under the terms of each subadvisory agreement, JCM manages the investment and reinvestment of each Portfolio’s assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

Each subadvisory agreement provides that JCM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of JCM in the performance of its duties or from reckless disregard by JCM of its obligations and duties under the subadvisory agreement.

Each subadvisory agreement with JCM had an initial term ending September 30, 2002 and continues in effect from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days’ notice by JCM, by the Advisor or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement.

The Advisor pays JCM for its services a subadvisory fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolios	Annual Subadvisory Fee Rate
$0-$100 million	0.55%
$100 million-$500 million	0.50%
On the balance over $500 million	0.45%

The subadvisory fees paid by DeIM to JCM for SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio for the past three fiscal years is as follows:

	2003	2002	2001
SVS Janus Growth And Income Portfolio	$936,074	$941,234	$430,226
SVS Janus Growth Opportunities Portfolio	$649,430	$724,231	$760,392

Subadvisor to SVS INVESCO Dynamic Growth Portfolio. INVESCO Funds Group, Inc. (“IFG”), 4350 South Monaco Street, Denver, Colorado 80237, is the subadvisor to SVS INVESCO Dynamic Growth Portfolio. IFG has served as subadvisor to the Portfolio since its inception on May 1, 2001.

Under the terms of the subadvisory agreement, IFG manages the investment and reinvestment of the Portfolio’s assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisory agreement provides that IFG will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of IFG in the performance of its duties or from reckless disregard by IFG of its obligations and duties under the subadvisory agreement.

The subadvisory agreement with IFG had an initial term ending September 30, 2002 and continues in effect from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days’ notice by IFG, by DeIM or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement.

The Advisor pays IFG for its services a subadvisory fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Subadvisory Fee Rate
$0-$100 million	0.550%
Next $400 million	0.525%
Next $500 million	0.500%
On amounts over $1 billion	0.470%

The subadvisory fees paid by DeIM to IFG for SVS INVESCO Dynamic Growth Portfolio for the period May 1, 2001 (inception) through December 31, 2001 and for the prior two fiscal years is as follows:

	2003	2002	2001
SVS INVESCO Dynamic Growth Portfolio	$167,790	$139,907	$36,021

Subadvisor to SVS Turner Mid Cap Growth Portfolio. Turner Investment Partners, Inc. (“TIP”), 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312, is the subadvisor to SVS Turner Mid Cap Growth Portfolio. TIP is controlled by Robert E. Turner and Mark D. Turner. TIP has served as subadvisor to the Portfolio since its inception on May 1, 2001.

Under the terms of the subadvisory agreement, TIP manages the investment and reinvestment of the Portfolio’s assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisory agreement provides that TIP will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of TIP in the performance of its duties or from reckless disregard by TIP of its obligations and duties under the subadvisory agreement.

The subadvisory agreement with TIP had an initial term ending September 30, 2002 and continues in effect from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days’ notice by TIP, by the Advisor or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement.

The Advisor pays TIP for its services a subadvisory fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Subadvisory Fee Rate
$0-$50 million	0.550%
Next $250 million	0.525%
On amounts over $250 million	0.500%

The subadvisory fees paid by DeIM to TIP for SVS Turner Mid Cap Growth Portfolio for the period May 1, 2001 (inception) through December 31, 2001 and for the past two fiscal years is as follows:

	2003	2002	2001
SVS Turner Mid Cap Growth Portfolio	$465,545	$335,230	$62,657

Subadvisor to SVS Oak Strategic Equity Portfolio. Oak Associates, Ltd., (“OAL”), 3875 Embassy Parkway, Suite 250, Akron, OH 44333, is the subadvisor to SVS Oak Strategic Equity Portfolio. OAL has served as subadvisor to the Portfolio since its inception on May 1, 2001.

Under the terms of the subadvisory agreement, OAL manages the investment and reinvestment of the Portfolio’s assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisory agreement provides that OAL will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of OAL in the performance of its duties or from reckless disregard by OAL of its obligations and duties under the subadvisory agreement.

The subadvisory agreement with OAL had an initial term ending September 30, 2002 and continues in effect from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days’ notice by OAL, by DeIM or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement.

The Advisor pays OAL for its services a subadvisory fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Subadvisory Fee Rate
On all assets	0.300%

The subadvisory fees paid by DeIM to OAL for SVS Oak Strategic Equity Portfolio for the period May 1, 2001 (inception) through December 31, 2001 and for the past two fiscal years is as follows:

	2003	2002	2001
SVS Oak Strategic Equity Portfolio	$179,780	$130,081	$35,692

Subadvisor to SVS Davis Venture Value Portfolio. Davis Selected Advisors, L.P. (“DSA”), 2949 E. Elvira Road, Suite 101, Tucson, AZ 85706, is the subadvisor to SVS Davis Venture Value Portfolio. DSA has served as subadvisor to the Portfolio since its inception. DSA is a limited partnership, Davis Investments, LLC is the general partner; Christopher C. Davis is the managing member of Davis Investments, LLC.

Under the terms of the subadvisory agreement, DSA manages the investment and reinvestment of the Portfolio’s assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisory agreement provides that DSA will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DSA in the performance of its duties or from reckless disregard by DSA of its obligations and duties under the subadvisory agreement.

The subadvisory agreement with DSA had an initial term ending September 30, 2002 and continues in effect from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days’ notice by DSA, by DeIM or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement.

The Advisor pays DSA for its services a subadvisory fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Subadvisory Fee Rate
$0-$100 million	0.50%
Next $400 million	0.45%
On amounts over $500 million	0.40%

The subadvisory fees paid by DeIM to DSA for SVS Davis Venture Value Portfolio for the period May 1, 2001 (inception) through December 31, 2001 and past two fiscal years is as follows:

	2003	2002	2001
SVS Davis Venture Value Portfolio	$909,672	$722,987	$139,441

Subadvisor to SVS MFS Strategic Value Portfolio. Massachusetts Financial Services Company (“MFS”), 500 Boylston Street, Boston, Massachusetts 02116, is the subadvisor to SVS MFS Strategic Value Portfolio. MFS is controlled by Sun Life of Canada (U.S.) Financial Services Holdings, Inc. MFS has served as the subadvisor to the Portfolio since its inception.

Under the terms of the subadvisory agreement, MFS manages the investment and reinvestment of the Portfolio’s assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisory agreement provides that MFS will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of MFS in the performance of its duties or from reckless disregard by MFS of its obligations and duties under the subadvisory agreement.

The subadvisory agreement with MFS had an initial term ending September 30, 2002, and continues in effect from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days’ notice by MFS, by the Advisor or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement.

The Advisor pays MFS for its services a subadvisory fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Subadvisory Fee Rate
On the first $100 million	0.475%
On the next $150 million	0.425%
On the next $250 million	0.375%
On the next $500 million	0.350%
On the next $500 million	0.275%
Over $1.5 billion	0.250%

The subadvisory fee paid by DeIM to MFS for SVS MFS Strategic Value Portfolio for the past two fiscal years is as follows:

	2003	2002
SVS MFS Strategic Value Portfolio	$49,179	$12,335

Subadvisors to SVS Focus Value+Growth Portfolio. Jennison Associates LLC (“Jennison”), a wholly-owned subsidiary of The Prudential Insurance Company of America, located at 466 Lexington Avenue, New York, 10017, is the subadvisor to the growth portion of SVS Focus Value+Growth Portfolio. Jennison Associates was founded in 1969 and has served as an investment advisor to registered investment companies since 1990. Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2003, Jennison Associates managed approximately $59 billion on behalf of its clients.

DeIM pays Jennison Associates for acting as subadvisor to the “growth” portion of SVS Focus Value+Growth Portfolio at an annual rate based on the portion of the average combined daily net assets of the Portfolio and Scudder Focus Value+Growth Fund (another fund advised by DeIM) subadvised by Jennison Associates as shown below:

Average Daily Net Assets of the Portfolios	Annual Subadvisory Fee Rate
On the first $100 million	0.450%
On the next $400 million	0.400%
On the next $500 million	0.350%
On the next $1 billion	0.300%
Over $2 billion	0.250%

Effective April 5, 2002, Dreman Value Management, L.L.C., 520 East Cooper Avenue, Aspen, Colorado, is the subadvisor for the value portion of SVS Focus Value+Growth Portfolio. Founded in 1977, Dreman Value Management L.L.C. currently manages over $7 billion in assets.

DeIM pays Dreman Value Management for acting as the subadvisor to the value portion of the portfolio at an annual rate applied to the portion of the portfolio’s average daily net assets subadvised by Dreman Value Management as shown below:

Average Daily Net Assets of the Portfolio	Annual Subadvisory Fee Rate
On the first $250 million	0.4000%
On the next $250 million	0.3500%
On the next $500 million	0.3375%
Over $1 billion	0.3150%

The subadvisory agreement for the Portfolio remains in effect until June 30, 2007, unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, the subadvisory agreement shall continue in effect through June 30, 2007 and year to year thereafter, but only as long as such continuance is specifically approved at least annually by (a) a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Portfolio, and (b) a majority of the shareholders or the Board of the Fund. The subadvisory agreement may be terminated at any time upon 60 days notice by the Advisor or by the Board of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Fund’s investment management agreement with the Advisor. DVM may terminate the subadvisory agreement upon 90 days notice to the Advisor.

The subadvisory fee paid by DeIM to Jennison for the “growth” portion of the SVS Focus Value+Growth Portfolio for the past two fiscal years is as follows:

	2003	2002
SVS Focus Value+Growth Portfolio	$244,563	$273,389

The subadvisory fee paid by DeIM to DVM for the “value” portion of the SVS Focus Value+Growth Portfolio for the period April 5, 2002 through December 31, 2002 and for the fiscal year ended 2003 were as follows:

	2003	2002
SVS Focus Value+Growth Portfolio	$152,656	$183,280

Pursuant to a sub-administration and sub-accounting agreement among the Advisor, SFAC and State Street Bank and Trust Company (“SSB”), the Advisor has delegated certain administrative functions to SSB under the fund’s investment management agreements. The costs and expenses of such delegation are borne by the Advisor, not by the fund.

Board Considerations in Connection with Annual Renewal of Investment Management Agreements

The Board of Trustees approved the renewal of each Portfolio’s advisory contract with DeIM on September 26, 2003. As part of the annual contract review process, commencing in July, 2003, the Board, as a whole, the Independent Trustees, separately, and each Portfolio’s Oversight Committee met on several occasions to consider the renewal of each Portfolio’s investment management agreement. The Oversight Committee initially analyzed and reviewed extensive materials, received responses from the Advisor and received advice from counsel. The Committee presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committee’s findings and recommendations and presented their recommendations to the full Board. At a meeting on September 26, 2003, the Board concluded that the terms of the investment management agreements for each Portfolio are fair and reasonable and the continuance of each agreement is in the best interest of each Portfolio.

In connection with their meetings, the Oversight Committee and the Board received comprehensive materials from the Advisor and from independent sources relating to the management fees charged and services provided, including information about (i) the nature and quality of services provided by the Advisor and subadvisors; (ii) the management fees, expense ratios and asset sizes of the Portfolios relative to peer groups; (iii) the level of the Advisor’s profits with respect to the management of the Portfolios, including the methodology used to allocate costs among funds advised by the Advisor; (iv) the short-term and long-term performance of the Portfolios relative to appropriate peer groups and one or a combination of market indices; (v) fall-out benefits to the Advisor from its relationship to the Portfolios, including revenues derived from services provided to the Portfolios by affiliates of the Advisor; and (vi) the potential benefits to the Advisor, subadvisors, the Portfolios and its shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

Investment Performance. The Independent Trustees and Board reviewed each Portfolio’s investment performance as well as the performance of a peer group of funds, and the performance of an appropriate index or combination of indices. The Board considered short-term and long-term performance, as well as the factors contributing to underperformance of certain funds advised by the Advisor and steps taken by the Advisor to improve such underperformance. In particular, the Board requested the Advisor to identify Scudder funds whose performance ranks in the lowest quartile of their peer group (“Focus Funds”) and to provide more frequent reports of steps to monitor and improve performance of the Focus Funds.

Fees and Expenses. The Independent Trustees and Board considered each Portfolio’s management fee rates, subadvisory fee rates, expense ratios and asset sizes relative to an appropriate peer group of funds.

Profitability. The Independent Trustees and Board considered the level of the Advisor’s profits with respect to the management of the Portfolios, including a review of the Advisor’s methodology in allocating its costs to the management of the Portfolios. The Board considered the profits realized by the Advisor in connection with the operation of the Portfolio and whether the amount of profit is a fair entrepreneurial profit for the management of the Portfolios. The Board also considered the Advisor’s profit margins in comparison with available industry data.

Economies of Scale. The Independent Trustees and Board considered whether there have been economies of scale with respect to the management of the Portfolios and whether the Portfolios have appropriately benefited from any economies of scale. The Board considered whether the management fee rate is reasonable in relation to the asset size of the Portfolios.

Advisor Personnel and Methods. The Independent Trustees and Board considered the size, education and experience of the Advisor’s staff, its use of technology and its approach to recruiting, training and retaining portfolio managers and other research and management personnel.

Nature and Quality of Other Services. The Independent Trustees and Board considered the nature, quality, cost and extent of administrative and shareholder services performed by the Advisor and its affiliated companies and subadvisors.

Other Benefits to the Advisor. The Independent Trustees and Board also considered the character and amount of other incidental benefits received by the Advisor and its affiliates, including the receipt of research through the use of soft dollars.

Board Considerations in Connection with Annual Renewal of Subadvisory Agreements As part of the annual contract review process, commencing in July, 2003, the Board, as a whole, the Independent Trustees, separately, and the Portfolio’s Oversight Committees met to consider the renewal of each applicable Portfolio’s subadvisory agreement. In determining whether to approve each subadvisory agreement, the Board considered similar factors to those it considered in approving the investment management agreements, to the extent applicable. The Independent Trustees and the Board considered various factors and reviewed various materials furnished by the Advisor and the Subadvisors, including (i) the investment performance of the Portfolios relative to broad-based indices and to comparably managed mutual funds, (ii) the investment approach of the Subadvisors, and (iii) the knowledge and experience of the investment professionals who would be responsible for the day-to-day management of the Portfolios. The Independent Trustees and Board also considered the following factors: the favorable history, reputation, qualifications and background of the Subadvisors, as well as the qualifications of their personnel; the nature and quality of services provided by the Subadvisors to the Portfolios; and a Subadvisor’s relationship with the Advisor and, as applicable, experience with other funds managed by the Advisor. The Board also considered that the Advisor is responsible for any payment of fees to the Subadvisors.

Portfolio Transactions

The Advisor is responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for a Portfolio is to obtain the most favorable net results, taking into account such factors, among others, as price, commission (where applicable), size of order, difficulty of execution and skill required of the executing broker-dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid with commissions charged on comparable transactions, as well as by comparing commissions paid by a Portfolio to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

A Portfolio’s purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

When it can be done consistently with the policy of obtaining the most favorable net results, the Advisor may place such orders with broker-dealers who supply research services to the Advisor or a Portfolio. The term “research services”, may include, but is not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for a Portfolio to pay a brokerage commission in excess of that which another broker-dealer might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor has negotiated arrangements, which are not applicable to most fixed income transactions, with certain broker-dealers pursuant to which a broker-dealer will provide research services to the Advisor in exchange for the direction by the Advisor of brokerage transactions to the broker-dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. Although certain research services from broker-dealers may be useful to a Portfolio and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor’s staff. Such information may be useful to the Advisor in providing services to clients other than a Portfolio and not all such information is used by the Advisor in connection with a Portfolio. Conversely, such information provided to the Advisor by broker-dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a Portfolio.

It is likely that the broker-dealers selected based on the foregoing considerations will include firms that also sell shares of the Scudder Funds to their customers. However, the Advisor does not consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Scudder Funds.

Dreman Value Management, L.L.C.

Under the subadvisory agreements between the Advisor and Dreman Value Management, L.L.C. (“DVM”), DVM places all orders for purchases and sales of the SVS Dreman High Return Equity Portfolio, SVS Dreman Financial Services Portfolio, SVS Dreman Small Cap Value Portfolio and the “value” portion of SVS Focus Value+Growth Portfolio. At times, investment decisions may be made to purchase or sell the same investment securities of a Portfolio and for one or more of the other clients managed by DVM. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security through the same trading facility, the transactions are allocated as to amount and price in a manner considered equitable to each. Position limits imposed by national securities exchanges may restrict the number of options the Portfolio will be able to write on a particular security.

The above mentioned factors may have a detrimental effect on the quantities or prices of securities, options or future contracts available to the Portfolios. On the other hand, the ability of the Portfolios to participate in volume transactions may produce better executions for the Portfolios in some cases.

DVM, in effecting purchases and sales of portfolio securities for the account of the Portfolios, will implement each Portfolio’s policy of seeking best execution of orders. DVM may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm’s professional services, which include execution, financial responsibility, responsiveness, clearance procedures, wire service quotations and statistical and other research information provided to the Portfolios and DVM. Subject to seeking best execution of an order, brokerage is allocated on the basis of all services provided. Any research benefits derived are available for all clients of DVM. In selecting among firms believed to meet the criteria for handling a particular transaction, DVM may give consideration to those firms that provide market, statistical and other research information to the Portfolios and DVM, although DVM is not authorized to pay higher commissions to firms that provide such services, except as described below.

DVM may in certain instances be permitted to pay higher brokerage commissions for receipt of market, statistical and other research services as defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretations thereunder. Such services may include among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and research or analytical computer software and services. Where products or services have a “mixed use,” a good faith effort is made to make a reasonable allocation of the cost of products or services in accordance with the anticipated research and non-research uses and the cost attributable to non-research use is paid by DVM in cash. Subject to Section 28(e) the Portfolio could pay a firm that provides research services commissions for effecting a securities transaction for the Portfolio in excess of the amount other firms would have charged for the transaction if DVM determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing firm viewed in terms either of a particular transaction or DVM’s overall responsibilities to the Portfolio and other clients. Not all of such research services may be useful or of value in advising the Portfolio. Research benefits will be available for all clients of DVM. The subadvisory fee paid by DeIM to DVM is not reduced because these research services are received.

Eagle Asset Management, Janus Capital Management LLC, Davis Selected Advisors, L.P., Oak Associates, Ltd., Turner Investment Partners, Inc., INVESCO Funds Group, Inc., Jennison Associates LLC and Massachusetts Financial Services Company.

Under the subadvisory agreements between the Advisor and each Subadvisor, each Subadvisor places all orders for the purchase securities for each portfolio (or portion of each portfolio, as applicable) it manages. At times investment decisions may be made to purchase or sell the same investment securities of a Portfolio and for one or more of the other clients managed by each Subadvisor. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security through the same trading facility, the transactions are allocated as to amount and price in a manner considered equitable to each. Position limits imposed by national securities exchanges may restrict the number of options a Portfolio will be able to write on a particular security.

The above mentioned factors may have a detrimental effect on the quantities or prices of securities, options or future contracts available to a Portfolio. On the other hand, the ability of a Portfolio to participate in volume transactions may produce better executions for a Portfolio in some cases.

Each Subadvisor in effecting purchases and sales of portfolio securities for the account of the Portfolios, will implement the Portfolios’ policy of seeking best execution of orders. Each Subadvisor may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm’s professional services, which include execution, financial responsibility, responsiveness, clearance procedures, wire service quotations and statistical and other research information provided to the Portfolios, and each Subadvisor. Subject to seeking best execution of an order, brokerage is allocated on the basis of all services provided. Any research benefits derived are available for all clients of each Subadvisor. In selecting among firms believed to meet the criteria for handling a particular transaction, each subadvisor may each give consideration to those firms as well as to those firms that provide market, statistical and other research information to the Portfolio, and each Subadvisor, although each are not authorized to pay higher commissions to firms that provide such services, except as described below.

Each Subadvisor may each in certain instances be permitted to pay higher brokerage commissions for receipt of market, statistical and other research services as defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretations thereunder. Such services may include among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and research or analytical computer software and services. Where products or services have a “mixed use,” a good faith effort is made to make a reasonable allocation of the cost of products or services in accordance with the anticipated research and non-research uses and the cost attributable to non-research use is paid by each subadvisor in cash. Subject to Section 28(e) the Portfolios could pay a firm that provides research services commissions for effecting a securities transaction for the Portfolio in excess of the amount other firms would have charged for the transaction if each subadvisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing firm viewed in terms either of a particular transaction or each Subadvisor’s overall responsibilities to the Portfolios and other clients. Not all of such research services may be useful or of value in advising the Portfolios. Research benefits will be available for all clients of each subadvisor. The subadvisory fees paid by each subadvisor are not reduced because these research services are received.

The table below shows total brokerage commissions paid by each Portfolio for the last three fiscal years, as applicable.

Portfolio	Fiscal 2003	Fiscal 2002	Fiscal 2001
Scudder Aggressive Growth Portfolio	$129,184	$143,254	$34,253
Scudder Blue Chip Portfolio	$365,208	671,982	536,231
Scudder Large Cap Value Portfolio	$362,438	577,420	412,534
Scudder Fixed Income Portfolio	$0	0	0
Scudder Global Blue Chip Portfolio	$97,252	61,899	49,691
Scudder Government & Agency Securities Portfolio	$0	6,312	480
Scudder Growth Portfolio	$157,577	348,962	570,848
Scudder High Income Portfolio	$0	8,707	6335
Scudder International Select Equity Portfolio	$461,119	379,066	400,055
Scudder Money Market Portfolio	$0	0	0
Scudder Small Cap Growth Portfolio	$982,755	538,528	521,070
Scudder Strategic Income Portfolio	$0	0	4,639
Scudder Technology Growth Portfolio	$591,677	632,705	385,288
Scudder Total Return Portfolio	$139,867	714,788	1,195,032
SVS Davis Venture Value Portfolio(1)	$52,683	159,049	130,730
SVS Dreman Financial Services Portfolio	$39,552	74,474	93,656
SVS Dreman High Return Equity Portfolio	$339,487	655,721	439,785
SVS Dreman Small Cap Value Portfolio	$1,129,408	1,043,580	60,059
SVS Eagle Focused Large Cap Growth Portfolio	$315,586	326,787	125,852
SVS Focus Value+Growth Portfolio	$239,533	360,012	237,105
SVS Index 500 Portfolio	$66,204	76,616	112,220
SVS INVESCO Dynamic Growth Portfolio(1)	$113,346	72,549	16,404

Portfolio	Fiscal 2003	Fiscal 2002	Fiscal 2001
SVS Janus Growth And Income Portfolio	$176,783	233,462	196,087
SVS Janus Growth Opportunities Portfolio	$161,639	224,896	263,615
SVS MFS Strategic Value Portfolio(2)	$28,139	14,160	n/a
SVS Oak Strategic Equity Portfolio(1)	$48,753	82,715	24,844
SVS Turner Mid Cap Growth Portfolio(1)	$1,123,591	494,623	68,806

(1)	Commenced operations on May 1, 2001.

(2)	Commenced operations on May 1, 2002.

For the fiscal year ended December 31, 2003:

Portfolio	Percentage of Commissions Paid to Affiliated Brokers	Percentage of Transactions Involving Commissions Paid to Affiliated Brokers	Dollar Amount of Commissions Paid to Brokers for Research Services
Scudder Aggressive Growth Portfolio	0%	0%	$10,816
Scudder Blue Chip Portfolio	0	0	$82,784
Scudder Large Cap Value Portfolio	0	0	$64,124
Scudder Fixed Income Portfolio	0	0	$0
Scudder Global Blue Chip Portfolio	0	0	$13,714
Scudder Government & Agency Securities Portfolio	0	0	$0
Scudder Growth Portfolio	0	0	$21,723
Scudder High Income Portfolio	0	0	$0
Scudder International Select Equity Portfolio	0	0	$60,751
Scudder Money Market Portfolio	0	0	$0
Scudder Small Cap Growth Portfolio	0	0	$81,979
Scudder Strategic Income Portfolio	0	0	$0
Scudder Technology Growth Portfolio	0	0	$39,054
Scudder Total Return Portfolio	0	0	$20,308
SVS Davis Venture Value Portfolio	0	0	$4,941
SVS Dreman Financial Services Portfolio	0	0	$600
SVS Dreman High Return Equity Portfolio	0	0	$9,754
SVS Dreman Small Cap Value Portfolio	0	0	$2,915
SVS Eagle Focused Large Cap Growth Portfolio	0	0	$5,333
SVS Focus Value+Growth Portfolio	0	0	$28,844
SVS Index 500 Portfolio	0	0	$0
SVS INVESCO Dynamic Growth Portfolio	0	0	$6,260
SVS Janus Growth And Income Portfolio	0	0	$21,584
SVS Janus Growth Opportunities Portfolio	0	0	$10,437
SVS MFS Strategic Value Portfolio	0	0	$0
SVS Oak Strategic Equity Portfolio	0	0	$14,489
SVS Turner Mid Cap Growth Portfolio	0	0	$47,529

Code of Ethics. The Fund, the Advisor and Subadvisors, and principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Fund and employees of the Advisor or Subadvisors, and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, imposes holding periods (generally 30 days) on most transactions and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Distributor

Scudder Distributors, Inc. (“SDI” or the “Distributor”), 222 South Riverside Plaza, Chicago, Illinois 60606, a wholly-owned subsidiary of DeIM, is the distributor and principal underwriter for shares of each Portfolio pursuant to an Underwriting Agreement in the continuous offering of its shares. Terms of continuation, termination and assignment under the underwriting agreement are identical to those described above with regard to the investment management agreements, except that termination other than upon assignment requires sixty days’ notice.

Each Portfolio has adopted a distribution plan under Rule 12b-1 (the “Plan”) that provides for fees payable as an expense of the Class B shares. Under the plan, the Fund may make quarterly payments as reimbursement to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of .25% of the average daily net assets of Class B shares during that quarterly period. The fee is payable by the Fund, on behalf of each Portfolio, of up to 0.25% of the average daily net assets attributable to the Class B shares of a Portfolio. Because 12b-1 fees are paid out of Portfolio assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. The Plan and any Rule 12b-1-related agreement that is entered into by the Fund or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Fund’s Board of Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Fund or a Portfolio (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement, may be terminated as to Class B shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B shares of that Portfolio or by vote of a majority of the Independent Trustees. The Plan and Underwriting Agreement also provide that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares of a Portfolio without the approval of Class B shareholders of that Portfolio.

For the fiscal year 2003, the distribution fees paid were as follows:

Portfolio	Total Aggregated Fee for Fiscal 2003	Fees Waived
Scudder Aggressive Growth Portfolio	$3,462	—
Scudder Blue Chip Portfolio	$17,238	—
Scudder Large Cap Value Portfolio	$15,999	—
Scudder Fixed Income Portfolio	$63,474	—
Scudder Global Blue Chip Portfolio	$6,508	—
Scudder Government & Agency Securities Portfolio	$86,751	—
Scudder Growth Portfolio	$7,373	—
Scudder High Income Portfolio	$42,154	—
Scudder International Select Equity Portfolio	$19,174	—
Scudder Money Market Portfolio(1)	$91,574	$3,564
Scudder Small Cap Growth Portfolio	$15,387	—
Scudder Strategic Income Portfolio(2)	$7,015	—
Scudder Technology Growth Portfolio	$10,997	—
Scudder Total Return Portfolio	$24,991	—
SVS Davis Venture Value Portfolio(2)	$30,928	—
SVS Dreman Financial Services Portfolio	$10,825	—
SVS Dreman High Return Equity Portfolio	$73,850	—
SVS Dreman Small Cap Value Portfolio	$35,148	—
SVS Eagle Focused Large Cap Growth Portfolio	$16,086	—
SVS Focus Value+Growth Portfolio	$8,341	—
SVS Index 500 Portfolio	$34,789	—

Portfolio	Total Aggregated Fee for Fiscal 2003	Fees Waived
SVS INVESCO Dynamic Growth Portfolio	$5,499	—
SVS Janus Growth And Income Portfolio	$16,450	—
SVS Janus Growth Opportunities Portfolio	$7,285	—
SVS MFS Strategic Value Portfolio	$12,647	—
SVS Oak Strategic Equity Portfolio	$10,426	—
SVS Turner Mid Cap Growth Portfolio	$14,987	—

^1	For Scudder Money Market Portfolio, the Advisor agreed to waive 0.15% of the 12b-1 fee for the period January 1, 2003 through April 30, 2003.

^2	Class B shares were not offered until May 1, 2003.

In addition, SDI may, from time to time, from its own resources pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.

FUND SERVICE PROVIDERS

Transfer Agent

Scudder Investments Service Company (“SISC”), 811 Main Street, Kansas City, Missouri 64105-2005, an affiliate of the Advisor, acts as each Portfolio’s transfer agent, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (“DST”), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Portfolios.

Recordkeeping

Technically, the shareholders of the Portfolios of the Fund are the Participating Insurance Companies that offer the Portfolios as investment options for holders of certain variable annuity contracts and variable life insurance policies. Effectively, ownership of Portfolio shares is passed through to insurance company contract and policy holders. The holders of the shares of the Portfolios on the records of the Fund are the Participating Insurance Companies and no information concerning the Portfolio holdings of specific contract and policy holders is maintained by the Fund. The insurance companies place orders for the purchase and redemption of Portfolio shares with the Fund reflecting the investment of premiums paid, surrender and transfer requests and other matters on a net basis; they maintain all records of the transactions and holdings of Portfolio shares and distributions thereon for individual contract and policy holders; and they prepare and mail to contract and policy holders confirmations and periodic account statements reflecting such transactions and holdings.

The Portfolios of the Fund may compensate certain insurance companies for record keeping and other administrative services performed with regard to holdings of Class B Portfolio shares as an expense of the Class B shares. These fees are included within the “Other Expenses” category in the fee table for each portfolio in the Class B Shares Prospectus (see “How Much Investors Pay” in a Portfolio’s prospectus). In addition, the Advisor may, from time to time, pay from its own resources certain insurance companies for record keeping and other administrative services related to Class A and Class B shares of the Portfolios held by such insurance companies on behalf of their contract and policy holders.

Custodian

State Street, 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of each Portfolio (other than the Scudder International Select Equity Portfolio and Scudder Global Blue Chip Portfolio). Brown Brothers Harriman & Co., as custodian, has custody of all securities and cash of Scudder International Select Equity Portfolio and Scudder Global Blue Chip Portfolio. Each custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by those Portfolios.

Independent Auditors

The Fund’s independent auditors, Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116 audit and report on the Portfolios’ annual financial statements, review certain regulatory reports and the Portfolios’ federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Counsel

Vedder, Price, Kaufman & Kammholz P.C., 222 N. LaSalle St., Chicago, Illinois, serves as legal counsel to each Portfolio and the Independent Trustees of the Fund.

Fund Accounting Agent

Scudder Fund Accounting Corp. (“SFAC”), Two International Place, Boston, Massachusetts, 02210-4103, a subsidiary of DeIM, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of each Portfolio. SFAC receives no fee for its services to each Portfolio, other than the Portfolios noted below. However, subject to Board approval, at some time in the future, SFAC may seek payment for its services to other Portfolios under its agreement with such Portfolios.

For the fiscal years ended December 31, 2003, 2002 and 2001, respectively, SFAC received the following fees for its services for the following Portfolios:

Portfolio	Fiscal 2003	Unpaid at December 31, 2003	Fiscal 2002		Fiscal 2001
Scudder Aggressive Growth Portfolio	$40,010	$9,448	$6,114		$28,773
Scudder Global Blue Chip Portfolio	$61,017	$17,666	$52,678		$49,771
Scudder Technology Growth Portfolio	$67,604	$25,665	$46,465		$67,464
SVS Davis Venture Value Portfolio	$55,063	$10,231	$46,548		$23,755
SVS Dreman Financial Services Portfolio	$46,761	$10,997	$42,577		$43,868
SVS Dreman High Return Equity Portfolio	$83,669	$15,939	$95,203		$81,776
SVS Eagle Focused Large Cap Growth Portfolio	$29,997	$7,428	$21,745		$37,500
SVS Index 500 Portfolio	$170,616	$61,995	$96,904		$168,631	(2)
SVS INVESCO Dynamic Growth Portfolio	$55,989	$16,362	$18,190		$36,878	(3)
SVS Janus Growth And Income Portfolio	$77,682	$20,505	$76,303		$57,543
SVS Janus Growth Opportunities Portfolio	$48,173	$11,701	$39,556		$156,916
SVS MFS Strategic Value Portfolio	$36,987	$28,810	$24,898	(1)	$23,755
SVS Oak Strategic Equity Portfolio	$37,800	$7,648	$6,453		$28,595	(4)
SVS Turner Mid Cap Growth Portfolio	$55,282	$16,321	$48,267		$57,921	(5)

(1)	Of which $24,898 was not imposed by the Advisor.

(2)	Of which $141,896 was not imposed by the Advisor.

(3)	Of which $36,878 was not imposed by the Advisor.

(4)	Of which $28,595 was not imposed by the Advisor.

(5)	Of which $57,630 was not imposed by the Advisor.

Pursuant to a sub-administration and sub-accounting agreement among the Advisor, SFAC and State Street Bank and Trust Company (“SSB”), SFAC has delegated certain fund accounting functions to SSB under the each Portfolio’s fund accounting agreements. The costs and expenses of such delegation are borne by SFAC, not by the Portfolios.

PURCHASE AND REDEMPTIONS

Portfolio shares are sold at their net asset value next determined after an order and payment are received as described below. (See “Net Asset Value.”)

Upon receipt by a Portfolio’s transfer agent of a request for redemption, shares will be redeemed by the Fund, on behalf of a particular Portfolio, at the applicable net asset value as described below.

Market timing — the frequent trading of portfolio shares designed to take advantage of short-term market movements — can harm a Portfolio and its shareholders. The Portfolios and their agents may reject or limit purchase orders when there appears to be a pattern of market timing or other frequent purchases and sales. Because the Portfolios’ shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, a portfolio generally has little or no access to the records of individual contract holders. The Portfolios are dependent on the ability of these separate accounts to limit market timing and excessive trading of portfolio shares. The Portfolios are working with separate accounts to assess and improve controls against inappropriate trading. There can be no assurance that market timing in the Portfolios’ shares will not occur. The Fund, on behalf of a particular Portfolio, may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange (“Exchange”) is closed, other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Portfolio’s investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Portfolio to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund’s shareholders.

DIVIDENDS, CAPITAL GAINS AND TAXES

Scudder Money Market Portfolio. The net asset value per share of the Scudder Money Market Portfolio is determined as of the earlier of 4:00 p.m. Eastern time or the close of the Exchange on each day the Exchange is open for trading, except that the net asset value will not be computed on a day in which no orders to purchase shares were received or no shares were tendered for redemption. The net asset value per share is determined by dividing the total assets of the Portfolio minus its liabilities by the total number of its shares outstanding. The net asset value per share of the Scudder Money Market Portfolio is ordinarily $1.00 calculated at amortized cost in accordance with Rule 2a-7 under the 1940 Act. While this rule provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would have received if all its investments were sold. Under the direction of the Board of Trustees, certain procedures have been adopted to monitor and stabilize the price per share for the Portfolio. Calculations are made to compare the value of its investments valued at amortized cost with market-based values. Market-based values will be obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments or government securities published by reputable sources. In the event that a deviation of 1/2 of 1% or more exists between the Portfolio’s $1.00 per share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market-based quotations, or if there is any other deviation that the Board of Trustees believes would result in a material dilution to shareholders or purchasers, the Board of Trustees will promptly consider what action, if any, should be initiated. In order to value its investments at amortized cost, the Scudder Money Market Portfolio purchases only securities with a maturity of one year or less and maintains a dollar-weighted average portfolio maturity of 90 days or less. In addition, the Scudder Money Market Portfolio limits its portfolio investments to securities that meet the quality and diversification requirements of Rule 2a-7.

Dividends for Scudder Money Market Portfolio. Scudder Money Market Portfolio’s net investment income is declared as a dividend daily and paid monthly in additional shares. If a shareholder withdraws its entire account, all dividends accrued to the time of withdrawal will be paid at that time.

Dividends for All Portfolios Except Scudder Money Market Portfolio. The Fund normally follows the practice of declaring and distributing substantially all the net investment income and any net short-term and long-term capital gains of these Portfolios at least annually.

The Fund may at any time vary the dividend practices with respect to a Portfolio and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of Trustees of the Fund determines appropriate under the then current circumstances.

Taxes. Each Portfolio intends to qualify as a regulated investment company under subchapter M of the Internal Revenue Code (“Code”) in order to avoid taxation of the Portfolio and its shareholders.

Pursuant to the requirements of Section 817(h) of the Code, with certain limited exceptions, the only shareholders of the Portfolios will be insurance companies and their separate accounts that fund variable insurance contracts. The prospectus that describes a particular variable insurance contract discusses the taxation of separate accounts and the owner of the particular variable insurance contract.

Each Portfolio intends to comply with the requirements of Section 817(h) and related regulations. Section 817(h) of the Code and the regulations issued by the Treasury Department impose certain diversification requirements affecting the securities in which the Portfolios may invest. These diversification requirements are in addition to the diversification requirements under subchapter M and the 1940 Act. The consequences of failure to meet the requirements of Section 817(h) could result in taxation of the insurance company offering the variable insurance contract and immediate taxation of the owner of the contract to the extent of appreciation on investment under the contract.

The preceding is a brief summary of certain of the relevant tax considerations. The summary is not intended as a complete explanation or a substitute for careful tax planning and consultation with individual tax advisors.

NET ASSET VALUE

All Portfolios (other than the Scudder Money Market Portfolio). The net asset value of shares of each Portfolio is computed as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of each Portfolio attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of each Portfolio because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the relevant exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities not addressed above are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the market to market price, or if not available, at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board-approved procedures does not represent the fair market value of a portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of a portfolio’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by a Portfolio in the Fund is determined in a manner which is intended to reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the portfolio’s Board and overseen by the portfolio’s Pricing Committee.

For Money Market Portfolio. The net asset value of shares of the Portfolio is calculated at 4:00 p.m. Eastern time or the close of business on each day the New York Stock Exchange (the “Exchange”) is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

The Money Market Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Calculations are made to compare the value of the Portfolio’s investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and the Portfolio’s $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Fund believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a the Portfolio’s net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Portfolio’s net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Portfolio’s net asset value also may be processed on a confirmed basis in accordance with the procedures established by SDI.

TRUSTEES AND OFFICERS

The following table presents certain information regarding the Trustees and Officers of Scudder Variable Series II as of May 1, 2004. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee’s term of office extends until the next shareholders’ meeting called for the purpose of electing such Trustee and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the Fund.

Independent Trustees

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company).	82

Lewis A. Burnham (1933) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company; (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation.	82

Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer) (1963-1994).	82

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products).	82

Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	82

Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorship: RCP Advisors, LLC (a private equity investment advisory firm).	82

Shirley D. Peterson (1941) Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	82

Fred B. Renwick (1930) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001- present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees.	82

John G. Weithers (1933) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems.	82

Interested Trustee and Officers^2

Name, Date of Birth, Position(s) Held with the Fund and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Scudder Fund Complex Overseen
Richard T. Hale^3 (1945) Chairman and Trustee, 2002-present, Chief Executive Officer, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003 to present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), (registered investment company); Director, Scudder Global Opportunities Funds (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, CABEI Fund (2000 to 2003), North American Income Fund (2000 to 2003) (registered investment companies), ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)	202

Brenda Lyons^4 (1963) President, 2003-present	Managing Director, Deutsche Asset Management	n/a

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a

Kenneth Murphy^4 (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a

Charles A. Rizzo^4 (1957) Treasurer and Chief Financial Officer, 2002- present	Managing Director, Deutsche Asset Management (April 2004 to present); formerly, Director, Deutsche Asset Management (April 2000-April 2004), Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)	n/a

John Millette^4 (1962) Secretary, 2001-present	Director, Deutsche Asset Management	n/a

Lisa Hertz^5 (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a

Daniel O. Hirsch^3 (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)	n/a

Caroline Pearson^4 (1962) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo^4 (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Name, Date of Birth, Position(s) Held with the Fund and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Scudder Fund Complex Overseen
Salvatore Schiavone^4 (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Lucinda Stebbins^4 (1945) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

^1	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the Fund, managed by the Advisor. For the Officers of the Fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

^2	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

^3	Address: One South Street, Baltimore, Maryland

^4	Address: Two International Place, Boston, Massachusetts

^5	Address: 345 Park Avenue, New York, New York

Officers’ Role with Principal Underwriter: Scudder Distributors, Inc.

Kenneth Murphy:	Vice President
Caroline Pearson:	Secretary
Philip J. Collora:	Assistant Secretary

Trustees’ Responsibilities. The officers of the Fund manage its day-to-day operations under the direction of the Fund’s Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. A majority of the Fund’s Board members are not affiliated with the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees’ responsibilities.

Board Committees: The Fund’s Board has the following committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent auditors for the Fund, confers with the independent auditors regarding the Fund’s financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the auditors as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman and Lewis A. Burnham. The Audit Committee held ten meetings during calendar year 2003.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund’s Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Lewis A. Burnham (Chair), James R. Edgar and Shirley D. Peterson. The Nominating and Governance Committee held six meetings during calendar year 2003. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) to the Secretary of the Fund.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair) and Richard T. Hale. Alternate members are Donald L. Dunaway and John G. Weithers. During calendar year 2003, the Fund’s Valuation Committee held two meetings for each Portfolio except as follows: SVS Eagle Focused Large Cap Growth Portfolio - three meetings, Scudder Focus Value+Growth Portfolio - three meetings; Scudder Global Blue Chip Portfolio - five meetings; SVS Janus Growth Opportunities Portfolio - three meetings; Scudder Small Cap Growth Portfolio - six meetings; SVS Dreman Small Cap Value Portfolio - eight meetings; SVS Turner Mid Cap Growth Portfolio - three meetings and SVS Index 500 Portfolio - three meetings.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Fund, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), Lewis A. Burnham and John G. Weithers. The Equity Oversight Committee held four meetings during calendar year 2003.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Fund, such as investment performance and risk, expenses and services provided under the investment management agreements. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and Shirley D. Peterson. The Fixed-Income Oversight Committee held five meetings during calendar year 2003.

Operations Committee: The Operations Committee oversees the operations of the Fund, such as reviewing administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman, Fred B. Renwick and John G. Weithers. The Operations Committee held seven meetings during calendar year 2003.

Remuneration. Each Independent Trustee receives a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. The Trustees serve as board members of various other funds advised by the Advisor. The Advisor supervises the Fund’s investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Fund and receives a management fee for its services.

The Board of Trustees of the Fund established a deferred compensation plan for the Independent Trustees (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, the Independent Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor (“Shadow Shares”). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Trustee’s share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The Independent Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from the fund complex during the calendar year 2003.

Name of Trustee	Compensation from Scudder Variable Series II	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustee from Fund Complex(4)(5)
John W. Ballantine	$13,907	$0	$218,350
Lewis A. Burnham	$12,630	$0	$209,620
Donald L. Dunaway(1)	$17,853	$0	$239,200

Name of Trustee	Compensation from Scudder Variable Series II	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustee from Fund Complex(4)(5)
James R. Edgar(2)	$10,860	$0	$175,210
Paul K. Freeman	$13,006	$0	$194,280
Robert B. Hoffman	$10,990	$0	$189,160
Shirley D. Peterson(3)	$13,504	$0	$207,790
Fred B. Renwick	$10,772	$0	$183,940
John G. Weithers	$12,193	$0	$185,380

(1)	Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Fund to Mr. Dunaway are $0.

(2)	Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Fund to Governor Edgar are $34,439.

(3)	Includes $19,020 in annual retainer fees received by Ms. Peterson as Lead Trustee.

(4)	For each Trustee, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 81 funds/portfolios. Each Trustee currently serves on the boards of 31 DeAM trusts/corporations comprised of 82 funds/portfolios.

(5)	Aggregate compensation reflects amounts paid to the Trustees for special meetings in connection with amending the administrative services agreement and the transfer agency agreement and the delegation of certain fund accounting functions to State Street Bank and Trust Company. Such amounts totaled $15,510 for Messrs. Ballantine and Dunaway, $8,560 for Messrs. Freeman, Hoffman, Renwick, and Weithers, and $5,170 for Messrs. Burnham and Edgar and Ms. Peterson. These meeting fees were borne by the Advisor.

Mr. Freeman, prior to his service as Independent Trustee of the Fund, served as a board member of certain funds in the Deutsche Bank complex (“DB Funds”). In connection with his resignation and the resignation of certain other board members as Trustees of the DB Funds on July 30, 2002 (the “Effective Date”), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. (“DeAM”) agreed to recommend, and, if necessary obtain, directors and officers (“D&O”) liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Trustee Fund Ownership. Under the Fund’s Governance Procedures and Guidelines, the Independent Trustees have established the expectation that within three years, an Independent Trustee will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on “shadow investments” in such funds) in the aggregate equal to at least one times the amount of the annual retainer received from such funds, with investments allocated to at least one money market, fixed-income and equity fund portfolio, where such an investment is suitable for the particular Independent Trustee’s personal investment needs. Each interested Trustee is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Trustee’s share ownership of the Fund and all funds in the fund complex overseen by each Trustee as of December 31, 2003.

Name of Trustee	Dollar Range of Securities Owned in Scudder Variable Series II(1)	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Trustee
John W. Ballantine	None	Over $100,000
Lewis A. Burnham	None	Over $100,000
Donald L. Dunaway(2)	None	Over $100,000
James R. Edgar(2)	None	Over $100,000
Paul K. Freeman	None	Over $100,000
Richard T. Hale	None	Over $100,000
Robert B. Hoffman	None	Over $100,000
Shirley D. Peterson	None	Over $100,000
Fred B. Renwick	None	Over $100,000
John G. Weithers	None	Over $100,000

^1	Scudder Variable Series II, and each of its series; these include:

Scudder Aggressive Growth Portfolio

Scudder Blue Chip Portfolio

Scudder Large Cap Value Portfolio

Scudder Fixed Income Portfolio

Scudder Global Blue Chip Portfolio

Scudder Government & Agency Securities Portfolio

Scudder Growth Portfolio

Scudder High Income Portfolio

Scudder International Select Equity Portfolio

Scudder Money Market Portfolio

Scudder Small Cap Growth Portfolio

Scudder Strategic Income Portfolio

Scudder Technology Growth Portfolio

Scudder Total Return Portfolio

SVS Davis Venture Value Portfolio

SVS Dreman Financial Services Portfolio

SVS Dreman High Return Equity Portfolio

SVS Dreman Small Cap Value Portfolio

SVS Eagle Focused Large Cap Growth Portfolio

SVS Focus Value+Growth Portfolio

SVS Index 500 Portfolio

SVS INVESCO Dynamic Growth Portfolio

SVS Janus Growth & Income Portfolio

SVS Janus Growth Opportunities Portfolio

SVS MFS Strategic Value Portfolio

SVS Oak Strategic Equity Portfolio

SVS Turner Mid Cap Growth Portfolio

2	The dollar range of shares shown includes share equivalents of certain Scudder funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Fund’s Deferred Compensation Plan as more fully described above under “Remuneration.”

As of April 5, 2004, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

To the best of the Fund’s knowledge, as of April 5, 2004, no person owned of record or beneficially 5% or more of any class of a Portfolio’s outstanding shares, except as noted below:

As of April 5, 2004, 2,045,611 shares in the aggregate, or 34.86% of the outstanding shares of Scudder Variable Series II: Aggressive Growth Portfolio, Class A were held in the name of Allmerica Life SVSII, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 3,739,864 shares in the aggregate, or 63.73% of the outstanding shares of Scudder Variable Series II: Aggressive Growth Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 491,260 shares in the aggregate, or 92.46% of the outstanding shares of Scudder Variable Series II: Aggressive Growth Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 29,829 shares in the aggregate, or 5.61% of the outstanding shares of Scudder Variable Series II: Aggressive Growth Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 City Place, Hartford, CT 06103-3408 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 8,458,728 shares in the aggregate, or 92.67% of the outstanding shares of Scudder Variable Series II: Blue Chip Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 11,201,307 shares in the aggregate, or 5.13% of the outstanding shares of Scudder Variable Series II: Blue Chip Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 1,667,447 shares in the aggregate, or 41.40% of the outstanding shares of Scudder Variable Series II: Blue Chip Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 92,244 shares in the aggregate, or 54.83% of the outstanding shares of Scudder Variable Series II: Blue Chip Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 City Place, Hartford, CT 06103-3408 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 7,528,650 shares in the aggregate, or 40.99% of the outstanding shares of Scudder Variable Series II: Large Cap Value Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln, St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 3,308,913 shares in the aggregate, or 18.01% of the outstanding shares of Scudder Variable Series II: Large Cap Value Portfolio, Class A were held in the name of Kemper Investors Life, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 7,318,118 shares in the aggregate, or 39.84% of the outstanding shares of Scudder Variable Series II: Large Cap Value Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 1,706,826 shares in the aggregate, or 91.41% of the outstanding shares of Scudder Variable Series II: Large Cap Value Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 131,852 shares in the aggregate, or 7.06% of the outstanding shares of Scudder Variable Series II: Large Cap Value Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 City Place, Hartford, CT 06103-3408 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 5,601,841 shares in the aggregate, or 92.27% of the outstanding shares of Scudder Variable Series II: SVS Davis Venture Value Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 16,180,322 shares in the aggregate, or 5.61% of the outstanding shares of Scudder Variable Series II: SVS Davis Venture Value Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 3,271,217 shares in the aggregate, or 25.50% of the outstanding shares of Scudder Variable Series II: SVS Davis Venture Value Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 199,009 shares in the aggregate, or 73.66% of the outstanding shares of Scudder Variable Series II: SVS Davis Venture Value Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 City Place, Hartford, CT 06103-3408 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 5,226,502 shares in the aggregate, or 44.99% of the outstanding shares of Scudder Variable Series II: SVS Dreman Financial Services Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 6,027,762 shares in the aggregate, or 51.89% of the outstanding shares of Scudder Variable Series II: SVS Dreman Financial Services Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 921,141 shares in the aggregate, or 92.70% of the outstanding shares of Scudder Variable Series II: SVS Dreman Financial Services Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 55,664 shares in the aggregate, or 5.60% of the outstanding shares of Scudder Variable Series II: SVS Dreman Financial Services Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 City Place, Hartford, CT 06103-3408 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 18,602,806 shares in the aggregate, or 30.79% of the outstanding shares of Scudder Variable Series II: SVS Dreman High Return Equity Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 39,366,530 shares in the aggregate, or 65.15% of the outstanding shares of Scudder Variable Series II: SVS Dreman High Return Equity Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 6,845,695 shares in the aggregate, or 95.30% of the outstanding shares of Scudder Variable Series II: SVS Dreman High Return Equity Portfolio, Class B were held in the name of The Manufactures Life Ins.

Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 7,366,946 shares in the aggregate, or 33.12% of the outstanding shares of Scudder Variable Series II: SVS Dreman Small Cap Value Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002, who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 2,699,107 shares in the aggregate, or 12.14% of the outstanding shares of Scudder Variable Series II: SVS Dreman Small Cap Value Portfolio, Class A were held in the name of Kemper Investors Life, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 11,698,892 shares in the aggregate, or 52.60% of the outstanding shares of Scudder Variable Series II: SVS Dreman Small Cap Value Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 2,283,432 shares in the aggregate, or 92.68% of the outstanding shares of Scudder Variable Series II: SVS Dreman Small Cap Value Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 124,698 shares in the aggregate, or 5.06% of the outstanding shares of Scudder Variable Series II: SVS Dreman Small Cap Value Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 City Place, Hartford, CT 06103-3408 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 2,764,783 shares in the aggregate, or 28.02% of the outstanding shares of Scudder Variable Series II: SVS Eagle Focused Large Cap Growth Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 7,014,748 shares in the aggregate, or 71.08% of the outstanding shares of Scudder Variable Series II: SVS Eagle Focused Large Cap Growth Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 2,149,431 shares in the aggregate, or 93.28% of the outstanding shares of Scudder Variable Series II: SVS Eagle Focused Large Cap Growth Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 8,088,909 shares in the aggregate, or 48.23% of the outstanding shares of Scudder Variable Series II: Fixed Income Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 1,176,012 shares in the aggregate, or 7.01% of the outstanding shares of Scudder Variable Series II: Fixed Income Portfolio, Class A were held in the name of Kemper Investors Life, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 7,037,698,935 shares in the aggregate, or 41.96% of the outstanding shares of Scudder Variable Series II: Fixed Income Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, c/o Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 4,621,420 shares in the aggregate, or 93.26% of the outstanding shares of Scudder Variable Series II: Fixed Income Portfolio, Class B were held in the name of The Manufacturer’s Life Ins. Co. (USA), 500 Boylston Street, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 254,857 shares in the aggregate, or 5.14% of the outstanding shares of Scudder Variable Series II: Fixed Income Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 City Place, Hartford, CT 06103-3408 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 4,872,655 shares in the aggregate, or 52.85% of the outstanding shares of Scudder Variable Series II: SVS Focus Value+Growth Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 1,263,460 shares in the aggregate, or 13.71% of the outstanding shares of Scudder Variable Series II: SVS Focus Value+Growth Portfolio, Class A were held in the name of Kemper Investors Life, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 2,924,857 shares in the aggregate, or 31.73% of the outstanding shares of Scudder Variable Series II: SVS Focus Value+Growth Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 625,010 shares in the aggregate, or 96.61% of the outstanding shares of Scudder Variable Series II: SVS Focus Value+Growth Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 2,176,551 shares in the aggregate, or 40.17% of the outstanding shares of Scudder Variable Series II: Global Blue Chip Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 3,134,799 shares in the aggregate, or 57.85% of the outstanding shares of Scudder Variable Series II: Global Blue Chip Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 640,955 shares in the aggregate, or 86.30% of the outstanding shares of Scudder Variable Series II: Global Blue Chip Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 54,733 shares in the aggregate, or 7.37% of the outstanding shares of Scudder Variable Series: Global Blue Chip Portfolio, Class B were held in the name of The Travelers Life & Annuity Company, 1 City Place, Hartford, CT 06103-3408 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 44,211 shares in the aggregate, or 5.95% of the outstanding shares of Scudder Variable Series II: Global Blue Chip Portfolio, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, P.O. Box 990027, Hartford, CT 06199-0027 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 11,904,621 shares in the aggregate, or 46.35% of the outstanding shares of Scudder Variable Series II: Government & Agency Securities Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 5,053,080 shares in the aggregate, or 19.67% of the outstanding shares of Scudder Variable Series II: Government & Agency Securities Portfolio, Class A were held in the name of Kemper Investors Life, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 7,391,411 shares in the aggregate, or 28.78% of the outstanding shares of Scudder Variable Series II: Government & Agency Securities Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 3,576,754 shares in the aggregate, or 96.51% of the outstanding shares of Scudder Variable Series II: Government & Agency Securities Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 3,421,659 shares in the aggregate, or 20.96% of the outstanding shares of Scudder Variable Series II: Growth Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 8,042,230 shares in the aggregate, or 49.25% of the outstanding shares of Scudder Variable Series II: Growth Portfolio, Class A were held in the name of Kemper Investors Life, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 4,547,065 shares in the aggregate, or 27.85% of the outstanding shares of Scudder Variable Series II: Growth Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 478,029 shares in the aggregate, or 92.55% of the outstanding shares of Scudder Variable Series II: Growth Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 20,306,966 shares in the aggregate, or 40.54% of the outstanding shares of Scudder Variable Series II: High Income Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 13,855,360 shares in the aggregate, or 27.66% of the outstanding shares of Scudder Variable Series II: High Income Portfolio, Class A were held in the name of Kemper Investors Life, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 14,618,042 shares in the aggregate, or 29.18% of the outstanding shares of Scudder Variable Series II: High Income Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares,

As of April 5, 2004, 4,811,095 shares in the aggregate, or 91.71% of the outstanding shares of Scudder Variable Series II: High Income Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 316,609 shares in the aggregate, or 6.03% of the outstanding shares of Scudder Variable Series II: High Income Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 City Place, Hartford, CT 06103-3408 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 12,536,015 shares in the aggregate, or 91.54% of the outstanding shares of Scudder Variable Series II: SVS Index 500 Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 24,492,584 shares in the aggregate, or 6.73% of the outstanding shares of Scudder Variable Series II: SVS Index 500 Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 5,117,020 shares in the aggregate, or 33.48% of the outstanding shares of Scudder Variable Series II: SVS Index 500 Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 376,284 shares in the aggregate, or 65.42% of the outstanding shares of Scudder Variable Series II: SVS Index 500 Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 City Place, Hartford, CT 06103-3408 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 2,002,041 shares in the aggregate, or 83.46% of the outstanding shares of Scudder Variable Series II: International Select Equity Portfolio, Class B were held in the name of the Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 337,689 shares in the aggregate, or 14.08% of the outstanding shares of Scudder Variable Series II: International Select Equity Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 City Place, Hartford, CT 06103-3408 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 4,642,210 shares in the aggregate, or 31.84% of the outstanding shares of Scudder Variable Series II: International Select Equity Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 5,133,797 shares in the aggregate, or 35.18% of the outstanding shares of Scudder Variable Series II: International Select Equity, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares,

As of April 5, 2004, 4,623,682 shares in the aggregate, or 31.69% of the outstanding shares of Scudder Variable Series II: International Select Equity Portfolio, Class A were held in the name of Kemper Investors Life, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 840,983 shares in the aggregate, or 92.92% of the outstanding shares of Scudder Variable Series II: SVS INVESCO Dynamic Growth Portfolio, Class B were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 3,192,158 shares in the aggregate, or 20.75% of the outstanding shares of Scudder Variable Series II: SVS INVESCO Dynamic Growth Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 592,248 shares in the aggregate, or 78.78% of the outstanding shares of Scudder Variable Series II: SVS INVESCO Dynamic Growth Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares,

As of April 5, 2004, 6,299,624 shares in the aggregate, or 30.55% of the outstanding shares of Scudder Variable Series: SVS Janus Growth And Income Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 14,095,084 shares in the aggregate, or 68.35% of the outstanding shares of Scudder Variable Series II: SVS Janus Growth And Income Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 1,864,909 shares in the aggregate, or 92.10% of the outstanding shares of Scudder Variable Series II: SVS Janus Growth And Income Portfolio, Class B were held in the name of The Manufactures Life Ins. Co.

(USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 869,506 shares in the aggregate, or 5.25% of the outstanding shares of Scudder Variable Series II: SVS Janus Growth And Income Portfolio, Class B were held in the name of The Manufacturer’s Life Ins. Co. (USA), 500 Boylston Street, Boston, MA, 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 5,700,851 shares in the aggregate, or 30.63% of the outstanding shares of Scudder Variable Series II: SVS Janus Growth Opportunities Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 12,745,193 shares in the aggregate, or 68.48% of the outstanding shares of Scudder Variable Series II: SVS Janus Growth Opportunities Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 252,601 shares in the aggregate, or 92.01% of the outstanding shares of Scudder Variable Series II: SVS MFS Strategic Value Portfolio, Class A were held in the name of SSC Investment Corp., Attn: V. Ramtakah, 345 Park Ave. Fl. 26, New York, NY 10154-0004 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 456,846 shares in the aggregate, or 6.37% of the outstanding shares of Scudder Variable Series II: SVS MFS Strategic Value Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 1,553,371 shares in the aggregate, or 34.94% of the outstanding shares of Scudder Variable Series II: SVS MFS Strategic Value Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 107,471 shares in the aggregate, or 63.20% of the outstanding shares of Scudder Variable Series II: SVS MFS Strategic Value Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 City Place, Hartford, CT 06103-3408 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 104,372,252 shares in the aggregate, or 35.21% of the outstanding shares of Scudder Variable Series II: Money Market Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 60,637,308 shares in the aggregate, or 20.46% of the outstanding shares of Scudder Variable Series II: Money Market Portfolio, Class A were held in the name of Kemper Investors Life, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 127,605,653 shares in the aggregate, or 43.05% of the outstanding shares of Scudder Variable Series II: Money Market Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 39,877,806 shares in the aggregate, or 69.65% of the outstanding shares of Scudder Variable Series II: Money Market Portfolio, Class B were held in the name of The Manufacturer’s Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 16,920,835 shares in the aggregate, or 29.55% of the outstanding shares of Scudder Variable Series II: Money Market Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 City Place, Hartford, CT 06103-3408 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 2,232,796 shares in the aggregate, or 19.57% of the outstanding shares of Scudder Variable Series II: SVS Oak Strategic Equity Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 9,142,444 shares in the aggregate, or 80.11% of the outstanding shares of Scudder Variable Series II: SVS Oak Strategic Equity Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 2,012,476 shares in the aggregate, or 94.32% of the outstanding shares of Scudder Variable Series II: SVS Oak Strategic Equity Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 5,217,812 shares in the aggregate, or 27.74% of the outstanding shares of Scudder Variable Series II: Small Cap Growth Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 5,536,117 shares in the aggregate, or 29.43% of the outstanding shares of Scudder Variable Series II: Small Cap Growth Portfolio, Class A were held in the name of Kemper Investors Life, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 7,401,341 shares in the aggregate, or 39.35% of the outstanding shares of Scudder Variable Series II: Small Cap Growth Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 1,565,000 shares in the aggregate, or 94.06% of the outstanding shares of Scudder Variable Series II: Small Cap Growth Portfolio, Class B were held in the name of The Manufacturers Life Ins, CO. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 310,489 shares in the aggregate, or 5.65% of the outstanding shares of Scudder Variable Series II: Strategic Income Portfolio, Class A were held in the name of First Allmerica SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be defined as the beneficial owner of such shares.

As of April 5, 2004, 2,722,011 shares in the aggregate, or 49.57% of the outstanding shares of Scudder Variable Series II: Strategic Income Portfolio, Class A were held in the name of Allmerica Life SVS II, 400 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 2,422,674 shares in the aggregate, or 44.12% of the outstanding shares of Scudder Variable Series II: Strategic Income Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 959,904 shares in the aggregate, or 87.92% of the outstanding shares of Scudder Variable Series II: Strategic Income Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 88,612 shares in the aggregate, or 8.12% of the outstanding shares of Scudder Variable Series II: Strategic Income Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 City Place, Hartford, CT 06103-3408 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 9,999,381 shares in the aggregate, or 36.08% of the outstanding shares of Scudder Variable Series II: Technology Growth Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 16,442,790 shares in the aggregate, or 59.32% of the outstanding shares of Scudder Variable Series II: Technology Growth Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 1,341,186 shares in the aggregate, or 89.45% of the outstanding shares of Scudder Variable Series II: Technology Growth Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 108,117 shares in the aggregate, or 7.21% of the outstanding shares of Scudder Variable Series II: Technology Growth Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 City Place, Hartford, CT 06103-3408 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 10,127,454 shares in the aggregate, or 32.64% of the outstanding shares of Scudder Variable Series II: Total Return Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be defined as the beneficial owner of such shares.

As of April 5, 2004, 15,030,013 shares in the aggregate, or 48.44% of the outstanding shares of Scudder Variable Series II: Total Return Portfolio, Class A were held in the name of Kemper Investors Life, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 5,621,385 shares in the aggregate, or 18.12% of the outstanding shares of Scudder Variable Series II: Total Return Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 1,043,937 shares in the aggregate, or 93.80% of the outstanding shares of Scudder Variable Series II: Total Return Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 2,719,345 shares in the aggregate, or 21.31% of the outstanding shares of Scudder Variable Series II: SVS Turner Mid Cap Growth Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 9,987,724 shares in the aggregate, or 78.27% of the outstanding shares of Scudder Variable Series II: SVS Turner Mid Cap Growth Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 1,756,275 shares in the aggregate, or 93.84% of the outstanding shares of Scudder Variable Series II: SVS Turner Mid Cap Growth Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2003. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
John W. Ballantine		None
Lewis A. Burnham		None
Donald L. Dunaway		None
James R. Edgar		None
Paul K. Freeman		None
Robert B. Hoffman		None
Shirley D. Peterson		None
Fred B. Renwick		None
John G. Weithers		None

FUND ORGANIZATION

The Fund was organized as a business trust under the laws of Massachusetts on January 22, 1987. On May 1, 1997, the Fund changed its name from “Kemper Investors Fund” to “Investors Fund Series”. On May 1, 1999 the Fund changed its name from “Investors Fund Series” to “Kemper Variable Series” and on May 1, 2001, the Fund changed its name from “Kemper Variable Series” to “Scudder Variable Series II.” The Fund may issue an unlimited number of shares of beneficial interest all having no par value. Since the Fund offers multiple Portfolios, it is known as a “series company.” Currently, each Portfolio offers two classes of shares: Class A and Class B shares. Shares of each Portfolio have equal noncumulative voting rights except that each Portfolio’s Class B shares have separate and exclusive voting rights with respect to the Portfolios’ Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of a Portfolio. Shares are fully paid and nonassessable when issued, and have no preemptive or conversion rights.

Information about the Portfolios’ investment performance is contained in the Fund’s 2003 Annual Report to Shareholders, which may be obtained without charge from the Fund or from Participating Insurance Companies which offer the Portfolios.

Shareholder inquiries should be made by writing the Fund at the address shown on the front cover or from Participating Insurance Companies which offer the Portfolios.

The Fund is generally not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Fund (“Declaration of Trust”), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval is required by the 1940 Act; (c) any termination or reorganization of the Fund to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Fund or any Portfolio, establishing a Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (e) as to whether a court action, preceding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (f) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the SEC or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

The Board may, at any time, terminate the Fund, a Portfolio or a class without shareholder approval.

Under current interpretations of the 1940 Act, the Fund expects that Participating Insurance Company shareholders will offer VLI and VA contract holders the opportunity to instruct them as to how Fund shares attributable to such contracts will be voted with respect to the matters described above. The separate prospectuses describing the VLI and VA contracts include additional disclosure of how contract holder voting rights are computed.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Fund. The Declaration of Trust, however, contains provisions designed to protect shareholders from liability for acts or obligations of the Fund and requires that notice of such provisions be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholders held personally liable for the obligations of the Fund and the Fund will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by DeIM remote and not material since it is limited to circumstances in which the provisions limiting liability are inoperative and the Fund itself is unable to meet its obligations.

The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust does not protect a trustee against any liability to which he or she should otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of a trustee. The Declaration of Trust permits the Fund to purchase insurance against certain liabilities on behalf of the Trustees.

PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

ADDITIONAL INFORMATION

Other Information

The CUSIP number for each Portfolio is as follows:

	Class A	Class B
Scudder Aggressive Growth Portfolio	81123X-695	81123X-646
Scudder Blue Chip Portfolio	81123X-869	81123X-638
Scudder Large Cap Value Portfolio	81123X-836	81123X-620
Scudder Fixed Income Portfolio	81123X-505	81123X-331
Scudder Global Blue Chip Portfolio	81123X-828	81123X-612
Scudder Government & Agency Securities Portfolio	81123X-406	81123X-596
Scudder Growth Portfolio	81123X-786	81123X-588
Scudder High Income Portfolio	81123X-604	81123X-570
Scudder International Select Equity Portfolio	81123X-844	81123X-562
Scudder Money Market Portfolio	81123X-109	81123X-554
Scudder Small Cap Growth Portfolio	81123X-745	81123X-547
Scudder Strategic Income Portfolio	81123X-794	81123X-323
Scudder Technology Growth Portfolio	81123X-752	81123X-521
Scudder Total Return Portfolio	81123X-703	81123X-513
SVS Dreman Financial Services Portfolio	81123X-307	81123X-489
SVS Dreman High Return Equity Portfolio	81123X-208	81123X-471
SVS Dreman Small Cap Value Portfolio	81123X-778	81123X-539
SVS INVESCO Dynamic Growth Portfolio	81123X-687	81123X-497
SVS Eagle Focused Large Cap Growth Portfolio	81123X-877	81123X-455
SVS Focus Value+Growth Portfolio	81123X-760	81123X-463
SVS Janus Growth And Income Portfolio	81123X-802	81123X-448
SVS Janus Growth Opportunities Portfolio	81123X-885	81123X-430
SVS Index 500 Portfolio	81123X-851	81123X-422
SVS Turner Mid Cap Growth Portfolio	81123X-679	81123X-414
SVS Oak Strategic Equity Portfolio	81123X-661	81123X-398
SVS Davis Venture Value Portfolio	81123X-653	81123X-380
SVS MFS Strategic Value Portfolio	81123X-356	81123X-349

The Fund has a fiscal year ending December 31.

Many of the investment changes in the Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Advisor in light of each Portfolio’s investment objectives and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

The Portfolios’ prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

FINANCIAL STATEMENTS

The financial statements, including the investment portfolios of each Portfolio, as applicable, together with the Report of Independent Auditors, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of each Portfolio dated December 31, 2003 are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

Information concerning portfolio holdings of a portfolio as of a month-end is available upon request no earlier than the 16th day after month-end. Please call Scudder Investments at the number appearing on the front cover of this Statement of Additional Information to make such a request.

APPENDIX A

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY’S INVESTORS SERVICE, INC. — CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper -medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY’S INVESTORS SERVICE, INC. — SHORT-TERM RATINGS

Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR’S RATINGS SERVICES — CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P’s rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P’s does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR’S RATINGS SERVICES — SHORT-TERM RATINGS

S&P’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

FITCH INVESTORS SERVICE, INC. — BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

FITCH INVESTORS SERVICE, INC. — SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.